UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

434 Fayetteville Street, 5th Floor

Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2014

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

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Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2013 and September 30, 2014. Equities posted strong gains for the period despite uneven growth in the U.S. economy and a slowdown in several important international markets. Investors were encouraged by improvements in the labor market, healthy corporate profits and the gradual pace with which the Federal Reserve (the “Fed”) began “tapering” its accommodative monetary policy. Fixed income securities experienced modest gains during the period.

Inconsistent but Significant Gains

The period under review brought unsteady but significant growth to the U.S. economy, which expanded during three of the fiscal quarters of the 12-month period and contracted significantly in one. The period ended with a number of important U.S. economic indicators at or near multi-year highs. These indicators include measurements of manufacturing, consumer confidence and unemployment.

Business confidence and industrial production both rose, and business spending picked up significantly toward the end of the period. Gains in manufacturing activity were fueled by strong sales for automakers and high demand for new products from the aerospace industries.

Consumer confidence reached its highest level since 2008, and both disposable income and consumer spending continued to grow. The job market showed significant improvement during the period, though it still represents one of the major weaknesses in the economy. The unemployment rate fell slightly throughout the period, reaching 5.9% in September. Indicators of initial jobless claims and nonfarm payrolls both showed improvement. However, the labor force participation rate remained low and the number of long-term unemployed, including those who have dropped out of the labor market entirely, remained high despite the declining unemployment rate.

Inflation picked up during the summer, but slowed significantly by the end of the period. Gas and oil prices leveled off considerably.

Weaknesses Persist

Despite stocks’ strong performance during the period, significant weaknesses remained in the U.S. economy. The housing market stood out as one of the main economic bright spots during much of 2013, but that recovery lost momentum during 2014. Weak demand led to lagging sales and lower prices. Analysts pointed to meager wage growth and high levels of student debt among young workers as a potential barrier to increasing home sales.

The Fed kept its target for short-term interest rates at the historically low range of between zero and 0.25% during the period. However, it also began the process of tapering its accommodative monetary policy by reducing its monthly bond purchases. The Fed is expected to begin taking steps to raise interest rates in 2015. However, the Fed repeatedly confirmed that it will return very gradually to more typical monetary policy in light of ongoing economic weaknesses.

U.S. gross domestic product grew at an annualized rate of 3.5% during the fourth quarter of 2013, and then decreased to a rate of -2.1% in the following quarter. Preliminary estimates suggested that GDP growth picked up in the second quarter of 2014, increasing at a rate of 4.6%.

During the period, the economies of Europe, Japan and China faced significant headwinds. Eurozone economies experienced slowing economic growth, and in many countries saw high unemployment, decreasing industrial production and a host of other disappointing economic indicators. The European Central Bank announced it would begin purchasing covered bank bonds and asset-backed securities in an effort to stimulate economic activity. Japan’s economy suffered from a steep increase in the consumption tax last spring. By the end of the second quarter the Japanese economy had shrunk at an annualized rate of -7.1%.

The Chinese economy grew at a slower rate than the booming pace of recent years, but the slowdown was not as dramatic as some investors had feared.

Stocks strong, bonds modest

The stock market climbed steeply throughout the period, with the S&P 500® Index1 (S&P 500) posting its best annual performance since 1997. All 10 sectors of the index shared in the strong performance, but smaller companies performed best as investors became more comfortable with higher levels of risk as the economy improved. This environment proved particularly unfavorable for large companies with high dividend yields. An especially harsh winter and disappointing corporate earnings left stock returns flat during the first quarter, though stocks made strong gains during every other quarter.

The S&P 500 gained 19.73% during the 12 months under review. Small-cap stocks underperformed larger companies, with the Russell 2000 Index of small-cap stocks gaining just 3.93%. International stocks as measured by the MSCI EAFE Index returned 4.25% for the period.

Fixed-income markets made modest gains during the period. Expectation that the Fed next year will begin pursuing policies leading to higher interest rates put upward pressure on yields, causing an increase for yields on short-term bonds. However, yields on long-term bonds fell, due in part to slowing global economic growth, causing a flattening of the yield curve. The slowdown in other major global economies — most notable, the eurozone, Japan and China — generally made the domestic economy more attractive to investors, helping push up bond prices in the U.S. and strengthen the U.S. dollar. The Barclay’s U.S. Aggregate Bond Index returned 3.96% during the period.

Our perspective

The U.S. economy has strengthened considerably since the end of the recession that stretched from late 2007 through mid-2009. However, significant vulnerabilities remain, and slowing growth in other major world economies — along with tighter monetary policy — could undermine forward momentum in the U.S. economy. Geopolitical conflict and instability, including the crisis in Syria and Iraq, could further destabilize the global economy.

Given the current economic environment, we are seeking downside protection and a well-diversified portfolio. Stocks with strong financials and attractive valuations are likely to outperform, in our estimation. Overall, we believe that the stock market can be expected to present better relative value than the fixed-income market, which continues to offer low yields. We will continue to monitor the evolving economic and market climate, and will seek to manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

[1]	“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Large Cap Value Diversified Fund

Portfolio Managers

Sterling Capital Large Cap Value Diversified Fund (the “Fund”) is managed by Robert W. Bridges and Robert O.Weller, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund may invest in foreign securities, which involve certain risks such as currency volatility and political, social and economic instability. There is no guarantee that the strategy used by the portfolio managers will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 1000® Value Index, during the period.

Q. What factors affected the Fund performance?

A. The U.S. economy continued to show signs of strengthening during the period, as GDP growth rates accelerated and data on the labor market improved. This created a strong environment for U.S. equities and especially large-cap stocks. After multiple years during which small-cap stocks outpaced large-cap stocks, the trend reversed during this 12-month period, with the small-cap Russell 2000 Index’s return of 4% dwarfed by the large-cap Russell 1000 index return of 19%.

The Fund’s investment strategy involves capitalizing upon insights gained from behavioral finance to identify anomalies and opportunities in equity markets. We believe that the strategy’s behaviorally based analysis of momentum factors were the main factor contributing to the Fund’s outperformance of the benchmark during the period. The Fund benefited significantly from exposure to equities selected based on an earnings revision analysis designed to capture Wall Street analysts’ biases. We believe that the Fund strategy’s behaviorally based analysis of value also boosted its returns relative to its benchmark.

Stock selection in the pharmaceutical sector detracted from the Fund’s performance relative to its benchmark.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	15.92%	11.12%	4.75%
Class B Shares**	1/1/96	18.08%	11.46%	4.75%
Class C Shares***	2/1/01	22.09%	11.60%	4.59%
Institutional Shares	10/9/92	23.29%	12.71%	5.64%
Russell 1000® Value Index	N/A	18.89%	15.26%	7.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Timothy joined Sterling Capital in 2004 and has been a portfolio manager of the Fund since 2005. He has investment experience since 1989. Timothy is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Concerns

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance benefited from strong gains in equity markets during the 12-month period. Signs of an improving economy, which included a steady downward trend in the nation’s unemployment rate, boosted investor confidence and generated an appetite for greater risk. The decision by the Federal Reserve to maintain its stimulus efforts, including maintaining a target of near zero for short-term interest rates, also encouraged investors to look to equity markets to generate higher returns. The combination of low rates and improving economic conditions helped spur equity markets to record highs near the end of the period.

Even with a strong absolute return, the Fund lagged its benchmark. The primary detractor from the Fund’s relative performance was its overweight allocation to the consumer discretionary sector. Sales for apparel retailers struggled during the period as consumer spending shifted toward durable goods, such as housing and autos. In particular, holdings of two women’s clothing retailers dragged on performance given the challenges to the retail apparel sector. Specific holdings in the technology sector, notably an engineered materials company that posted weak earnings for the period, also dragged on relative performance.

The Fund’s relative performance benefitted from an overweight allocation to the healthcare sector. The sector’s positive performance during the period was driven by increased investor confidence surrounding the implementation of the Affordable Care Act, as fears of negative impacts abated. The Fund also was aided by acquisitions of two companies held in the portfolio, a health care company and a technology company that services the hospitality industry. Finally, strong performance of two stocks, an aircraft leasing company and a hotel, resort and entertainment company, further boosted the Fund’s relative performance. The former made a large acquisition that boosted its share price, while the latter benefitted from lower interest rates and improved fundamentals at its hotels.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	3.56%	12.94%	8.96%
Class B Shares**	7/25/01	5.09%	13.33%	8.93%
Class C Shares***	7/25/01	9.12%	13.44%	8.75%
Institutional Shares	8/1/96	10.17%	14.59%	9.85%
Class R Shares	2/1/10[1]	9.68%	13.87%	9.50%
Russell Midcap® Value Index	N/A	17.46%	17.24%	10.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Small Cap Value Diversified Fund

Portfolio Managers

Sterling Capital Small Cap Value Diversified Fund (the “Fund”) is managed by Robert W. Bridges and Robert O.Weller, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Concerns

The Fund may invest in undervalued securities, which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability. There is no guarantee that the strategy used by the portfolio managers will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. The U.S. economy continued to strengthen during the period, as GDP growth rates accelerated and data on the labor market improved. U.S. equities performed well in that environment. However, small-cap stocks did not perform as well as large-cap stocks, reversing a multi-year trend. During the 12-month period ended September 30, 2014, the small-cap Russell 2000 Index’s return of 4% was dwarfed by the large-cap Russell 1000 index’s return of 19%.

The Fund’s investment strategy involves capitalizing upon insights gained from behavioral finance to identify anomalies and opportunities in equity markets. We believe that this strategy was the main factor contributing to its outperformance of the benchmark during the period. We believe that exposure to equities that were determined to meet criteria of value and momentum, which included factors involving cash flow and earnings revision, contributed to the vast majority of the excess return. A slight underweight position in the banking sector and an overweight exposure to the transportation sector, each based on value and momentum factors, contributed positively to relative performance.

An overweight position in the insurance sector and underweight exposure to real estate, each based on value and momentum factors, dragged on the Fund’s performance relative to its benchmark.

    Portfolio composition is as of September 30, 2014 and is subject to change and risk.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	0.94%	10.70%	7.48%
Class B Shares**	2/1/10[1]	1.67%	10.99%	7.75%
Class C Shares***	2/1/10[1]	6.38%	11.26%	7.75%
Institutional Shares	1/2/97	7.40%	12.30%	8.25%
Class R Shares	2/1/10[1]	7.01%	12.03%	8.12%
Russell 2000® Value Index	N/A	4.13%	13.02%	7.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s Predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC. George has been the Fund’s manager since 2003 and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Concerns

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmarks, the S&P 500® Index and the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. Equity markets performed well during the period, with smaller and mid-sized growth companies posting the strongest gains. The Federal Reserve’s commitment to maintaining the low interest rate environment fostered economic growth, albeit muted when compared to historical levels, and encouraged investors to seek portfolio returns in equity markets at the expense of fixed-income markets. The Fund posted a strong absolute return for the period, boosted by the strong performance of growth companies and its significant exposure to the U.S. economy. Companies with greater exposure to the U.S. economy generally performed better than those with more international exposure.

The Fund outperformed its benchmarks for the 12 months under review. We believe that the strong relative performance was largely due to stock selection across multiple sectors. In particular, holdings of a mobile phone producer benefited from that company’s accelerated return of capital to its shareholders. Other contributors included a molecular diagnostics company that posted stronger than expected earnings growth and a broadened product line, as well as a hospital operator that benefited from implementation of the Affordable Care Act. A hotel REIT performed well based on strong occupancy and bookings. Sector allocations also helped boost relative performance, most notably with the decision to hold overweight allocations in the technology and healthcare sectors — the two strongest performing sectors in the equity markets for the 12-month period.

Stock selection in some sectors detracted modestly from relative performance, however. In the technology sector, investment in a leading online marketplace and payment company detracted from relative performance as that company reported slowing earnings growth. The decision to take an underweight allocation to the financial sector also detracted from relative performance, although stock selection in that sector helped mitigate much of the negative impact.

Given the ultra-low interest rate environment that prevailed through the period under review, the Fund’s cash allocation also detracted relative performance. The Fund averaged a 5.7% allocation to cash for the period as a way to maintain flexibility, but the strategy weighed on relative performance given the strong gains posted by the fully invested benchmarks.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	14.73%	12.54%	10.10%
Class B Shares**	6/2/03	16.78%	12.88%	10.09%
Class C Shares***	6/2/03	20.76%	13.02%	9.92%
Institutional Shares	6/2/03	22.00%	14.15%	11.03%
Class R Shares	2/1/10[1]	21.36%	13.73%	10.82%
S&P 500® Index	N/A	19.73%	15.70%	8.11%
Russell 3000® Index	N/A	17.76%	15.78%	8.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500® Index and the Russell 3000® Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC, advisor to the Fund. George has been the Fund’s manager since 2004 and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Concerns

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmarks, the S&P 500® Index and the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Improving economic conditions over the 12-month period, including a decreasing unemployment rate and a more robust GDP growth rate, helped spur investor confidence. That in turn gave the U.S. stock market an overall boost. The Fund’s absolute performance benefited as a result, but only to a point. Gains in equity markets were led by more speculative securities as investors’ appetite for risk increased. Investors generally focused on initial public offerings and non-dividend paying companies — securities that are not targeted by the Fund, which seeks proven high-yield, dividend-growing companies. In fact, within the S&P 500, the 100 companies with the lowest dividends outperformed the 100 companies offering the highest dividends by more than nine percentage points.

The Fund lagged its benchmarks by a broad margin, largely due to investors orienting away from dividend stocks. Other factors that contributed to the Fund’s underperformance relative to its benchmarks included stock selection, particularly in the energy sector. Holdings of an integrated oil company and a leading offshore driller were squeezed by a decline in oil prices and an increase in capital costs. Costs rose as a result of new, smaller discoveries happening in more remote areas that are harder to exploit.

Another detractor from relative performance was the Fund’s overweight allocation to highly profitable, but slower-growing, brand-name consumer staples companies. This allocation reflects a long-term strategy of the Fund, but these companies lagged their benchmark counterparts in the period under review, as investors sought out riskier assets. Finally, the Fund’s holding in a leading global toy maker has so far proved unprofitable due in part to weak consumer spending in the category.

Stock selection in a number of sectors benefited the Fund’s relative performance. One of the Fund’s top performing holdings, an enterprise software company, saw its business re-invigorated by a new CEO. Within the health care sector, holdings of two global pharmaceutical and diversified healthcare companies, as well as a leading managed care insurer, were a boost to relative performance. The latter successfully navigated the roll out of the Affordable Care Act, and benefited from adding to its membership and long-term earnings potential. Finally, a takeover offer for one of the Fund’s holdings, a broadband Internet and cable company, also helped boost relative returns.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

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*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	3.43%	11.98%	9.34%
Class B Shares**	6/30/04	4.97%	12.36%	9.34%
Class C Shares***	6/30/04	8.98%	12.49%	9.17%
Institutional Shares	6/30/04	10.01%	13.62%	10.26%
Class R Shares	2/1/10[1]	9.52%	13.11%	10.02%
S&P 500® Index	N/A	19.73%	15.70%	8.11%
Russell 1000® Value Index	N/A	18.89%	15.26%	7.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500® Index and the Russell 1000® Value Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Long/Short Equity Fund

Portfolio Managers

Sterling Capital Long/Short Equity Fund (the “Fund”) is managed by L. Joshua Wein, CAIA and Director and James C. Willis, CFA and Managing Director, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

L. Joshua Wein, CAIA

Mr. Wein joined Sterling Capital in 2008 and has been a portfolio manager of the fund since its inception. He has investment experience since 1995. He is a graduate of Emory University where he received his BBA in Finance and an MBA from Vanderbilt University.

James C. Willis, CFA

Mr. Willis joined Sterling Capital in 2003 and has been a portfolio manager of the fund since its inception. He has investment experience since 1996. He is a graduate of Rice University where he received his BA in Economics and Political Science and an MBA from Georgetown University.

The Sub-Advisers and Sub-Adviser Portfolio Managers of the Fund for the period ended September 30, 2014 are the following:

•	Lucas Capital Management (Red Bank, NJ)

Portfolio Managers: Russell Lucas, Ashton Lee

•	Sanborn Kilcollin Partners (Chicago, IL)*

Portfolio Managers: Robert Sanborn

•	Highland Capital Healthcare Advisors, L.P.

Portfolio Managers: Michael Gregory

•	Gator Capital Management (Tampa, FL)

Portfolio Managers: Derek Pilecki

*	The sub-advisory contract between Sterling Capital and Sanborn Kilcollin Partners with respect to the Fund terminated in October 2014.

Investment Concerns

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The portfolio managers’ judgments about the capabilities of each Sub Adviser and the impact of each Sub Adviser’s investment techniques on the Fund’s overall investment exposures may prove incorrect, and the Fund may fail to produce the intended results. Unlike most traditional long only equity funds, the Fund will engage in short selling and derivative trading activities as a way of mitigating risk and/or enhancing return. Short sales by a fund theoretically involves unlimited loss potential since the market price of securities sold short may continuously increase. These strategies may involve significant transaction costs and may amplify risk.

Q. How did the Fund perform during the period between December 13, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the HFRX Equity Hedge Index.

Q. What factors affected the Fund’s performance?

A. Equity markets posted strong results for the period, which benefited the Fund’s absolute performance. The economy continued to show signs of strengthening, most notably through a downward trend in the unemployment rate. The Federal Reserve committed to keeping its short-term interest rate at its near zero target, which, when combined with a stronger economy, helped push equity markets to record highs.

Notable contributors to the Fund’s absolute returns included long exposure to the healthcare sector, particularly in the pharmaceutical and biotechnology subsectors, and long exposure to the energy and consumer staples sectors. Long exposure to consumer discretionary stocks hurt the Fund’s absolute performance modestly.

The Fund outperformed its benchmark, which is an index of long/short equity funds, for the period.

The Fund’s underweight positions in the information technology and consumer staples sectors likely detracted from its performance relative to its benchmark. These sectors performed strongly during the period, but the Fund was mainly exposed to them on the short side.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

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*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

Average Annual Total Returns
As of September 30, 2014	Inception Date	Since Inception
Class A Shares*	12/13/13	2.73%
Class C Shares**	12/13/13	7.50%
Institutional Shares	12/13/13	9.30%
HFRX Equity Hedge Index	11/30/13	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the HFRX Equity Hedge Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

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Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2012. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2012. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and a MS in Finance from Drexel University.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the Citi 6-Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. Continued improvement in the U.S. economy supported interest in riskier assets, which drove down risk premiums throughout the period. The Federal Reserve’s (the “Fed”) decision to maintain its stimulus efforts also pushed fixed-income investors to seek more attractive yields in lower quality, riskier assets. The additional income generated by higher risk sectors, such as corporate bonds, securitized products and municipal bonds, also aided the Fund’s absolute performance.

The Fund outperformed its benchmark for the 12-month period. The Fund’s strategic decision to hold an overweight allocation to higher risk assets had a positive influence on relative performance. The low interest rate environment encouraged investors to seek yield outside of high-quality assets, such as Treasuries and agency debentures (debt issued by government agencies and government sponsored enterprises). Strong investor interest drove up prices, which benefited the Fund’s relative performance. The excess yield provided by these sectors also lent the Fund a income advantage over its benchmark.

The Fund managers maintained a strategy targeting both short and longer maturities relative to the benchmark — a result of perceived opportunities in the yield curve. Interest rates in the very short end of the yield curve remained anchored, while interest rates in the two-year maturity range began to rise as investors anticipated that the Fed would increase rates based on ongoing improvement in the U.S. economy. The Fund’s allocation to securities in the longer end of that range of maturities detracted from relative performance.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

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*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	Since Inception
Class A Shares*	11/30/12	-0.29%	-0.08%
Institutional Shares	11/30/12	0.46%	0.45%
Citi 6-Month Treasury Bill Index	11/30/12	0.07%	0.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Citi 6-Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

15

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (formerly known as Sterling Capital Short-Term Bond Fund) (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has been a portfolio manager of the Fund since 2008. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007. He has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. The improving U.S. economy boosted investors’ confidence in riskier assets, as did the commitment by the Federal Reserve (the “Fed”) to maintain its stimulus efforts. Premiums on risk assets fell as a result, and the rise in prices drove the Fund’s returns higher, as did the additional income offered by risk sectors, such as corporate bonds and securitized products. Within each of those sectors, an allocation to lower rated bonds also contributed positively to the Fund’s absolute return.

The Fund outperformed its benchmark for the 12-month period. We believe that asset allocation was a strong driver of relative performance. An overweight allocation to risk assets compared to the benchmark’s higher quality holdings, such as Treasuries and agency debentures (debt issued by government agencies or government-sponsored enterprises), boosted returns. In particular, the Fund’s holdings within the corporate and securitized sectors of the portfolio had greater exposure to lower rated assets. For example, the portfolio held an off-benchmark allocation to sub-investment grade corporate bonds, which significantly outperformed comparable investment grade securities.

Rising short-term interest rates detracted somewhat from the Fund’s relative performance. Short-term rates rose during the 12-month period as investors anticipated an end to the Fed’s stimulus efforts and the economy showed signs of improving. The Fund’s overweight allocation to securities in the three- to five-year maturity range detracted from relative performance, as that section of the interest rate curve was hit particularly hard by the rising rates.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

16

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-0.91%	1.38%	2.44%
Class C Shares**	2/1/12[1]	0.37%	1.40%	2.44%
Institutional Shares	11/30/92	1.38%	2.03%	2.89%
BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	0.84%	1.51%	2.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. Fund performance for certain time periods would have been lower without fee waivers in effect.

17

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Brad joined Sterling Capital in 2003. He has investment experience since 1985. Brad is a graduate of Radford University where he received his BS in Business Administration/Accounting. He is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s exposure to government securities with maturities longer than 10 years contributed to the Fund’s gains. Yields on these securities fell during the period under review, leading to higher prices. The Fund’s absolute performance also benefited from income from slow-paying, high-coupon agency mortgage-backed securities and the narrowing spreads between corporate, taxable municipal and sovereign securities.

Shorter-term bonds — including Treasury and agency securities with maturities of less than five years — lagged longer-term bonds during the period as short-term interest rates rose during the period, creating downward pressure on prices.

The Fund outperformed its benchmark due in part to its barbell yield curve structure, which emphasizes securities at the short and long ends of the yield curve. That strategy proved advantageous as the longer portion of the curve rallied and intermediate-term yields rose, pushing down prices on those securities. Another factor supporting the Fund’s performance relative to its benchmark involved allocation and selection of agency bonds. The Fund’s exposure to agency bonds with long maturities benefited performance as yields fell and prices rose on these securities.

Exposure to step-up notes, corporate bonds and taxable municipal bonds also helped boost the Fund’s returns relative to its benchmark. Step-up notes provided additional income to the Fund in addition to protection from rising short- and intermediate-term interest rates. Corporate bonds and taxable municipals also offered incremental income.

The Fund’s selection of Treasuries dragged slightly on its returns relative to its benchmark, since most its exposure to these securities was on the short end of the yield curve, which experienced rising rates and falling prices.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

18

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	0.18%	1.81%	3.29%
Class B Shares**	1/1/96	-2.41%	1.30%	2.89%
Class C Shares***	2/1/01	1.56%	1.51%	2.76%
Institutional Shares	10/9/92	2.58%	2.51%	3.76%
Barclays Intermediate Government Index	N/A	2.20%	3.42%	4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Intermediate Government Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

19

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2008. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University, where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance was driven by positive returns in fixed-income markets. The improving U.S. economy bolstered riskier assets during the period, as did the Federal Reserve’s decision to continue its stimulus efforts — a move that kept interest rates at low levels. The resulting rise in prices for riskier assets helped drive the Fund’s returns higher, as did the additional income offered by risk sectors, such as corporate bonds and securitized products. Within each of these sectors, the Fund benefited from a decision to target lower rated bonds, which contributed positively to the portfolio’s total return.

The Fund outperformed its benchmark in the 12-month period, due in large part to an overweight allocation to risk assets. The riskier assets

held by the Fund outperformed higher quality assets, such as Treasuries and agency debentures (debt issued by government agencies or government-sponsored enterprises). Within the corporate and securitized sectors, we believe that asset allocation and security selection contributed to the Fund’s relative performance. For instance, the portfolio held an overweight position in lower rated assets within those two sectors, while also holding an off-benchmark allocation to sub-investment-grade bonds. The latter outperformed similar investment-grade securities as investors sought out higher yields in the low interest rate environment.

The Fund’s relative performance suffered modestly during the period as a result of a flattening in the yield curve. Short-term interest rates increased while long-term rates declined. In anticipation of higher interest rates, the Fund’s managers targeted securities with a shorter duration during the second quarter of 2014. The increase in long-term rates never materialized, however.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

20

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	-1.00%	3.55%	4.26%
Class B Shares**	12/2/99	0.25%	3.84%	4.26%
Class C Shares***	2/1/01	4.24%	4.01%	4.12%
Institutional Shares	12/2/99	5.29%	5.05%	5.15%
Class R Shares	2/1/10[1]	4.81%	4.50%	4.87%
Barclays U.S. Aggregate Bond Index	N/A	3.96%	4.12%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. Fund performance for certain time periods would have been lower without fee waivers in effect.

21

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its prior benchmark, the Barclays U.S. Corporate Investment Grade Index, and outperformed its current benchmark, the Barclays U.S. Intermediate Corporate Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s positive absolute performance was driven by returns in fixed-income markets. The improving U.S. economy helped bolster riskier assets during the period, as did the Federal Reserve’s decision to continue its stimulus efforts. As a result of the stronger economy and investors’ growing appetite for risk, yield premiums on riskier assets fell. The resulting rise in prices helped drive the Fund’s returns higher, as did the additional income offered by triple-B-rated and sub-investment-grade securities.

We believe that the Fund outperformed its benchmark due in large part to asset allocation. The Fund’s overweight allocation to lower quality, higher yielding assets was the primary driver of positive relative performance. In the low-interest rate environment, investors’ attention shifted toward lower-quality securities in an effort to find more attractive yields. The Fund’s off-benchmark holdings of high-yield securities enhanced absolute performance and contributed positively to relative performance. A flattening yield curve, where long-term yields fell and short-term yields remained relatively anchored, helped boost the Fund’s relative return thanks to an investment strategy that targeted both short- and long-term securities.

The Fund’s managers chose to target shorter duration securities starting in the second quarter of 2014 in anticipation of higher interest rates. Interest rates did not move higher, however, and the strategy ultimately detracted modestly from relative performance.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

22

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	3.02%	4.15%
Class C Shares**	2/1/13[1]	4.25%	4.35%
Institutional Shares	6/30/11[2]	5.42%	4.93%
Barclays U.S. Intermediate Corporate Index[3]	6/30/11	4.32%	4.44%
Barclays U.S. Corporate Investment Grade Index[3]	6/30/11	6.77%	5.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s prior and “New Benchmark” (defined below), and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

[3]	As of May 7, 2014, the primary benchmark for the Fund changed from the Barclays U.S. Corporate Investment Grade Index to the Barclays U.S. Intermediate Corporate Index (the “New Benchmark”), as the New Benchmark was determined to better represent the Fund’s investment strategy for comparison purposes.

The Fund is measured against the Barclays U.S. Intermediate Corporate Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

23

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Mark Montgomery, CFA, Richard LaCoff, Senior Managing Directors and Michael Sun, CFA, Executive Director and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Michael Z. Sun, CFA

Michael joined Sterling Capital in 2014. He has investment experience since 1998 and is a graduate of Bowling Green State University where he received his MA in Economics. He received his MS in Urban & Regional Study at Beijing University, and received his BS in Geography at Nanjing University. He is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. All sub-sectors of the Fund posted positive absolute returns for the period. The improving U.S. economy boosted riskier assets during the period, which caused spreads to Treasuries to tighten. The Federal Reserve’s (the “Fed”) decision to continue its stimulus efforts meant that interest rates remained at low levels. In particular, a long-term commitment by the Fed to maintain its easy monetary policies helped to flatten the yield curve, as short-term rates remained anchored and long-term rates dropped. The Fund’s holdings of long-duration U.S. agency and U.S. Treasury securities, which were used to manage interest rate exposure, posted the highest absolute returns for the period.

The Fund modestly lagged its benchmark for the 12 months under review. The primary detractor from relative performance was the Fund’s strategy relating to duration and the yield curve. In anticipation of higher long-term rates, the Fund managers opted for an underweight allocation to the longest duration 30-year agency mortgage-backed securities. As long-term rates dropped, however, longer duration securities posted strong total returns, which detracted from the Fund’s relative performance. The Fund’s allocation to cash also hurt its relative performance given the benchmark is always fully invested, and it posted a positive absolute return.

Strong performance by riskier assets mitigated some of the negative impacts of the Fund’s duration and curve strategies. The Fund’s overweight allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities and consumer asset-backed securities boosted relative returns, as each sector outperformed the total benchmark. The boost came as a result of the stronger yields offered on the lower rated securities, as well as the tightening yield spread as investors shifted focus to riskier assets in search of more attractive yields.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

24

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	1.32%	2.33%
Class C Shares**	2/1/13[1]	2.72%	2.60%
Institutional Shares	6/30/11[2]	3.75%	3.12%
Barclays U.S. Mortgage Backed Securities Index	6/30/11	3.78%	2.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. Fund performance for certain time periods would have been lower without fee waivers in effect.

25

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. An overweight position in revenue bonds, which performed well during the period, helped boost relative performance. An overweight position in the hospital sector also added value as that sector was the top performing revenue sector during the period.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

26

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	2.20%	2.93%	3.56%
Class C Shares**	2/1/12[1]	3.53%	2.94%	3.57%
Institutional Shares	2/24/03	4.57%	3.59%	4.03%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

27

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds. The high credit quality of Maryland-issued bonds also dragged on relative performance, as investors favored the higher yields on lower-quality issues.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds. The high credit quality of Maryland-issued bonds also dragged on relative performance, as investors favored the higher yields on lower-quality issues.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

28

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	2.21%	2.68%	3.67%
Class C Shares**	2/1/12[1]	3.58%	2.69%	3.69%
Institutional Shares	2/24/03	4.61%	3.34%	4.15%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds. The high credit quality of North Carolina-issued bonds also dragged on relative performance, as investors favored the higher yields on lower-quality issues.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. An overweight position in revenue bonds, which performed well during the period, helped boost relative performance. An overweight position in the hospital sector also added value as that sector was the top performing revenue sector during the period.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

30

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	2.45%	2.80%	3.54%
Class C Shares**	2/1/12[1]	3.77%	2.80%	3.55%
Institutional Shares	10/16/92	4.81%	3.47%	4.02%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. An overweight position in revenue bonds, which performed well during the period, helped boost relative performance. An overweight position in the hospital sector also added value as that sector was the top performing revenue sector during the period.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

32

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	2.67%	3.07%	3.62%
Class C Shares**	2/1/12[1]	3.97%	3.08%	3.62%
Institutional Shares	10/20/97	5.03%	3.76%	4.10%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

33

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds. The high credit quality of Virginia-issued bonds also dragged on relative performance, as investors favored the higher yields on lower-quality issues.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. An overweight position in revenue bonds, which performed well during the period, helped boost relative performance.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	2.31%	2.48%	3.46%
Class C Shares**	2/1/12[1]	3.61%	2.48%	3.45%
Institutional Shares	5/17/99	4.65%	3.16%	3.92%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

35

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets performed well during the 12-month period. Concerns about the strength of economic recoveries in Europe and the United States and geopolitical issues in Ukraine and the Middle East led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from an improving credit environment in many regions, as well as attractive valuations relative to many taxable bonds. Relatively low supply in the municipal market was matched by high demand from investors, which also helped to boost municipal bond returns. That demand was driven in part by investors seeking shelter from a higher federal tax burden in 2014.

The Fund’s underperformance was due in large part to its relatively short duration position. Longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered as the benchmark was buoyed by strong performance from California-issued municipal bonds.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. An overweight position in revenue bonds, which performed well during the period, helped boost relative performance. An overweight position in the hospital sector also added value as that sector was the top performing revenue sector during the period.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

36

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/17/93	2.75%	2.91%	3.41%
Class C Shares**	2/1/12[1]	3.93%	2.90%	3.42%
Institutional Shares	12/1/93	4.98%	3.58%	3.88%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	6.20%	4.32%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

37

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director, Jeffrey J. Schappe, CFA, Managing Director & Chief Market Strategist and Will G. Gholston, CFA, Director. Mr. Willis, Mr. Schappe and Mr. Gholston have managed the Funds since 2010, 2005 and 2006, respectively.

Investment Concerns

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines and more sensitive to economic factors; and high-yield (junk) debt securities, which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Conservative Fund

Sterling Capital Strategic Allocation Balanced Fund

Sterling Capital Strategic Allocation Growth Fund

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2013 and September 30, 2014?

A. Sterling Capital Strategic Allocation Funds and their benchmark returns can be found on pages 39 through 41.

Q. What factors affected the Funds’ performance?

A. The Strategic Allocation Funds held three underlying Funds: the Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund and the Sterling Capital Total Return Bond Fund.

A strong equity market fueled by the Federal Reserve’s stimulus efforts and the ongoing economic recovery boosted the Funds’ absolute returns over the 12-month period. Equities outperformed fixed-income markets by a wide margin during the period: The Russell 3000® Index posted a 17.8% gain, compared to a 4.0% gain for the Barclays US Aggregate Bond Index. The ongoing low-interest rate environment meant investors could find little yield in fixed-income markets, leaving them to seek higher returns in the equity markets. The Funds’ allocations to fixed-income securities detracted from their absolute returns, although each allocation was roughly in line with the Funds’ respective benchmarks.

The Funds modestly lagged their benchmarks for the 12-month period. Stock selection in the Equity Income Fund detracted from relative performance. In particular, the underlying Fund was hurt by holdings of an integrated circuits manufacturer and a multinational management technology services company, both of which underperformed the overall technology sector. Likewise, the Equity Income Fund’s investments in a master limited partnership that owns and manages mineral properties and a multinational oil and gas company underperformed the broader energy sector.

We believe that stock selection in the underlying Special Opportunities Fund contributed positively to the three allocation Funds’ relative performance. Holdings in the financial and health care sectors, most notably a commercial real estate services firm and a molecular diagnostics company, did particularly well.

From a fixed-income perspective, the three Funds also benefited from the decision by the managers of the underlying Total Return Bond Fund to target riskier assets. The underlying fund outperformed its benchmark largely due to a rise in prices in those risk assets and the additional income offered by risk sectors.

Portfolio composition is as of September 30, 2014 and is subject to change and risk.

38

Sterling Capital Strategic Allocation Conservative Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	2.53%	5.94%	4.58%
Class B Shares**	1/29/99	4.07%	6.27%	4.57%
Class C Shares***	2/1/01	8.07%	6.41%	4.41%
Institutional Shares	10/2/97	9.19%	7.48%	5.47%
Russell Global Index	N/A	11.41%	10.98%	8.14%
Russell 3000® Index	N/A	17.76%	15.78%	8.44%
Barclays U.S. Aggregate Bond Index	N/A	3.96%	4.12%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

39

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 years
Class A Shares*	1/29/98	4.63%	7.23%	4.71%
Class B Shares**	1/29/99	6.26%	7.56%	4.71%
Class C Shares***	2/1/01	10.24%	7.71%	4.55%
Institutional Shares	10/2/97	11.36%	8.81%	5.61%
Russell Global Index	N/A	11.41%	10.98%	8.14%
Russell 3000® Index	N/A	17.76%	15.78%	8.44%
Barclays U.S. Aggregate Bond Index	N/A	3.96%	4.12%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

40

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2014	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	6.17%	8.15%	4.64%
Class B Shares**	1/29/99	7.84%	8.47%	4.63%
Class C Shares***	2/1/01	11.75%	8.63%	4.47%
Institutional Shares	10/2/97	12.89%	9.71%	5.53%
Russell Global Index	N/A	11.41%	10.98%	8.14%
Russell 3000® Index	N/A	17.76%	15.78%	8.44%
Barclays U.S. Aggregate Bond Index	N/A	3.96%	4.12%	4.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

41

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2014:

Sterling Capital Large Cap Value Diversified Fund	Percentage of net assets
Consumer Discretionary	6.5%
Consumer Staples	5.6%
Energy	11.8%
Financials	25.6%
Health Care	13.4%
Industrials	11.8%
Information Technology	11.2%
Materials	2.4%
Telecommunication Services	3.3%
Utilities	4.9%
Exchange Traded Fund	0.7%
Money Market Fund	1.4%

98.6%

Sterling Capital Mid Value Fund	Percentage of net assets
Consumer Discretionary	18.5%
Financials	34.0%
Health Care	12.8%
Industrials	6.2%
Information Technology	22.6%
Materials	3.3%
Money Market Fund	2.7%

100.1%

Sterling Capital Small Cap Value Diversified Fund	Percentage of net assets
Consumer Discretionary	11.7%
Consumer Staples	1.9%
Energy	5.5%
Financials	40.0%
Health Care	4.7%
Industrials	12.7%
Information Technology	9.8%
Materials	4.3%
Telecommunication Services	1.1%
Utilities	5.2%
Exchange Traded Fund	0.6%
Money Market Fund	2.1%

99.6%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Consumer Discretionary	17.7%
Consumer Staples	2.6%
Energy	9.5%
Financials	9.2%
Health Care	16.8%
Industrials	11.7%
Information Technology	31.0%
Money Market Fund	1.8%

100.3%

Sterling Capital Equity Income Fund	Percentage of net assets
Consumer Discretionary	13.4%
Consumer Staples	15.6%
Energy	18.4%
Financials	6.3%
Health Care	17.6%
Industrials	5.4%
Information Technology	13.3%
Materials	0.3%
Telecommunication Services	4.0%
Money Market Fund	5.9%

100.2%

Sterling Capital Long/Short Equity Fund	Long-Term Investment Percentage of net assets
Consumer Discretionary	2.0%
Consumer Staples	6.7%
Energy	22.1%
Financials	24.9%
Health Care	26.4%
Industrials	0.6%
Information Technology	3.4%
Materials	0.0%
Money Market Fund	15.6%

101.7%

Sterling Capital Long/Short Equity Fund	Investments Sold Short Percentage of net assets
Consumer Discretionary	(2.5)%
Energy	(0.9)%
Exchange Traded Funds	(6.3)%
Financials	(11.1)%
Health Care	(5.8)%
Industrials	(0.2)%
Information Technology	(3.8)%

(30.6)%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	15.7%
Collateralized Mortgage Obligations	0.3%
Commercial Mortgage-Backed Securities	11.7%
Corporate Bonds	61.4%
Foreign Government Bond	0.5%
Municipal Bonds	9.3%
Money Market Fund	0.3%

99.2%

Sterling Capital Short Duration Bond Fund (formerly known as Sterling Capital Short-Term Bond Fund)	Percentage of net assets
Asset Backed Securities	10.7%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	17.4%
Corporate Bonds	64.3%
Foreign Government Bond	0.5%
Mortgage-Backed Securities	0.0%
Municipal Bonds	3.3%
Preferred Stocks	0.3%
Money Market Fund	0.4%

99.2%

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	8.3%
Corporate Bonds	9.3%
Foreign Government Bond	0.9%
Mortgage-Backed Securities	17.2%
Municipal Bonds	2.5%
U.S. Government Agencies	38.8%
U.S. Treasury Notes	21.6%
Money Market Fund	0.2%

98.8%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	9.6%
Collateralized Mortgage Obligations	9.7%
Commercial Mortgage-Backed Securities	16.8%
Corporate Bonds	33.5%
Foreign Government Bonds	0.8%
Mortgage-Backed Securities	10.1%
Municipal Bonds	8.7%
Preferred Stocks	1.3%
U.S. Government Agencies	3.2%
U.S. Treasury Bonds	1.1%
U.S. Treasury Notes	3.4%
Money Market Fund	0.6%

98.8%

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	96.1%
Preferred Stocks	2.3%
Money Market Fund	0.3%

98.7%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	14.8%
Collateralized Mortgage Obligations	31.8%
Commercial Mortgage-Backed Securities	18.0%
Mortgage-Backed Securities	33.6%
U.S. Government Agencies	0.8%
Money Market Fund	0.7%

99.7%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	98.3%
Money Market Fund	1.2%

99.5%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	4.8%
Maryland Municipal Bonds	91.4%
Money Market Fund	3.0%

99.2%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.7%
Money Market Fund	1.8%

99.5%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	95.9%
Money Market Fund	2.7%

98.6%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.7%
Virginia Municipal Bonds	95.3%
Money Market Fund	3.0%

100.0%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	96.0%
Money Market Fund	5.0%

101.0%

Sterling Capital Strategic Allocation Conservative Fund	Percentage of net assets
Equity Funds	39.1%
Fixed Income Fund	57.7%
Money Market Fund	3.0%

99.8%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	59.8%
Fixed Income Fund	38.6%
Money Market Fund	1.9%

100.3%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	75.3%
Fixed Income Fund	23.6%
Money Market Fund	1.0%

99.9%

Sterling Capital Funds

Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 - 9/30/14	Annualized Expense Ratio During Period 4/1/14 - 9/30/14
Sterling Capital Large Cap Value Diversified Fund
Class A Shares	$1,000.00	$1,052.48	$5.45	1.06%
Class B Shares	1,000.00	1,048.76	9.30	1.81%
Class C Shares	1,000.00	1,048.43	9.35	1.82%
Institutional Shares	1,000.00	1,053.53	4.17	0.81%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	999.48	6.01	1.20%
Class B Shares	1,000.00	996.15	9.81	1.96%
Class C Shares	1,000.00	996.14	9.76	1.95%
Institutional Shares	1,000.00	1,001.03	4.77	0.95%
Class R Shares	1,000.00	998.94	7.02	1.40%
Sterling Capital Small Cap Value Diversified Fund
Class A Shares	1,000.00	955.36	6.13	1.25%
Class B Shares	1,000.00	951.99	9.79	2.00%
Class C Shares	1,000.00	951.95	9.79	2.00%
Institutional Shares	1,000.00	956.38	4.90	1.00%
Class R Shares	1,000.00	954.55	6.81	1.39%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,073.13	6.29	1.21%
Class B Shares	1,000.00	1,068.96	10.17	1.96%
Class C Shares	1,000.00	1,069.41	10.17	1.96%
Institutional Shares	1,000.00	1,075.07	4.99	0.96%
Class R Shares	1,000.00	1,071.95	7.53	1.45%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,027.06	6.10	1.20%
Class B Shares	1,000.00	1,023.31	9.89	1.95%
Class C Shares	1,000.00	1,023.30	9.89	1.95%
Institutional Shares	1,000.00	1,027.79	4.83	0.95%
Class R Shares	1,000.00	1,025.67	7.36	1.45%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,009.26	17.33	3.44%
Class C Shares	1,000.00	1,006.49	20.87	4.15%
Institutional Shares	1,000.00	1,011.10	15.58	3.09%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,000.00	3.76	0.75%
Institutional Shares	1,000.00	1,001.20	2.51	0.50%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,001.82	3.96	0.79%
Class C Shares	1,000.00	998.04	7.76	1.55%
Institutional Shares	1,000.00	1,003.06	2.71	0.54%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,012.10	4.69	0.93%
Class B Shares	1,000.00	1,008.26	8.46	1.68%
Class C Shares	1,000.00	1,008.29	8.46	1.68%
Institutional Shares	1,000.00	1,014.32	3.43	0.68%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,019.78	4.15	0.82%
Class B Shares	1,000.00	1,015.97	7.93	1.57%
Class C Shares	1,000.00	1,015.98	7.93	1.57%
Institutional Shares	1,000.00	1,021.04	2.89	0.57%
Class R Shares	1,000.00	1,018.76	5.11	1.01%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 - 9/30/14	Annualized Expense Ratio During Period 4/1/14 - 9/30/14
Sterling Capital Corporate Fund
Class A Shares	$1,000.00	$1,018.16	$4.45	0.88%
Class C Shares	1,000.00	1,014.31	8.13	1.61%
Institutional Shares	1,000.00	1,019.43	3.14	0.62%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.25	4.20	0.83%
Class C Shares	1,000.00	1,016.77	7.94	1.57%
Institutional Shares	1,000.00	1,022.57	2.94	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,026.51	4.93	0.97%
Class C Shares	1,000.00	1,022.65	8.67	1.71%
Institutional Shares	1,000.00	1,027.81	3.66	0.72%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,025.50	4.77	0.94%
Class C Shares	1,000.00	1,021.63	8.56	1.69%
Institutional Shares	1,000.00	1,026.74	3.51	0.69%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,026.14	4.57	0.90%
Class C Shares	1,000.00	1,023.25	8.42	1.66%
Institutional Shares	1,000.00	1,027.40	3.30	0.65%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,029.41	4.68	0.92%
Class C Shares	1,000.00	1,025.54	8.48	1.67%
Institutional Shares	1,000.00	1,030.82	3.41	0.67%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,025.32	4.62	0.91%
Class C Shares	1,000.00	1,021.46	8.41	1.66%
Institutional Shares	1,000.00	1,026.63	3.35	0.66%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,027.72	4.63	0.91%
Class C Shares	1,000.00	1,023.82	8.42	1.66%
Institutional Shares	1,000.00	1,028.99	3.36	0.66%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,030.00	2.39	0.47%
Class B Shares	1,000.00	1,026.90	6.20	1.22%
Class C Shares	1,000.00	1,026.04	6.20	1.22%
Institutional Shares	1,000.00	1,031.93	1.12	0.22%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,037.02	2.04	0.40%
Class B Shares	1,000.00	1,033.53	5.86	1.15%
Class C Shares	1,000.00	1,033.10	5.86	1.15%
Institutional Shares	1,000.00	1,038.05	0.77	0.15%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,041.94	2.10	0.41%
Class B Shares	1,000.00	1,037.79	5.93	1.16%
Class C Shares	1,000.00	1,037.26	5.92	1.16%
Institutional Shares	1,000.00	1,042.12	0.87	0.17%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds

Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 - 9/30/14	Annualized Expense Ratio During Period 4/1/14 - 9/30/14
Sterling Capital Large Cap Value Diversified Fund
Class A Shares	$1,000.00	$1,019.75	$5.37	1.06%
Class B Shares	1,000.00	1,015.99	9.15	1.81%
Class C Shares	1,000.00	1,015.94	9.20	1.82%
Institutional Shares	1,000.00	1,021.01	4.10	0.81%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.24	9.90	1.96%
Class C Shares	1,000.00	1,015.29	9.85	1.95%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Class R Shares	1,000.00	1,018.05	7.08	1.40%
Sterling Capital Small Cap Value Diversified Fund
Class A Shares	1,000.00	1,018.80	6.33	1.25%
Class B Shares	1,000.00	1,015.04	10.10	2.00%
Class C Shares	1,000.00	1,015.04	10.10	2.00%
Institutional Shares	1,000.00	1,020.05	5.06	1.00%
Class R Shares	1,000.00	1,018.10	7.03	1.39%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.00	6.12	1.21%
Class B Shares	1,000.00	1,015.24	9.90	1.96%
Class C Shares	1,000.00	1,015.24	9.90	1.96%
Institutional Shares	1,000.00	1,020.26	4.86	0.96%
Class R Shares	1,000.00	1,017.80	7.33	1.45%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.29	9.85	1.95%
Class C Shares	1,000.00	1,015.29	9.85	1.95%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Class R Shares	1,000.00	1,017.80	7.33	1.45%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,007.82	17.31	3.44%
Class C Shares	1,000.00	1,004.26	20.85	4.15%
Institutional Shares	1,000.00	1,009.58	15.57	3.09%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,021.31	3.80	0.75%
Institutional Shares	1,000.00	1,022.56	2.54	0.50%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Class B Shares	1,000.00	1,016.65	8.49	1.68%
Class C Shares	1,000.00	1,016.65	8.49	1.68%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,020.96	4.15	0.82%
Class B Shares	1,000.00	1,017.20	7.94	1.57%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.21	2.89	0.57%
Class R Shares	1,000.00	1,020.00	5.11	1.01%

Sterling Capital Funds

Expense Example (Unaudited)

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period* 4/1/14 - 9/30/14	Annualized Expense Ratio During Period 4/1/14 - 9/30/14
Sterling Capital Corporate Fund
Class A Shares	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	1,000.00	1,017.00	8.14	1.61%
Institutional Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.91	4.20	0.83%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.21	4.91	0.97%
Class C Shares	1,000.00	1,016.50	8.64	1.71%
Institutional Shares	1,000.00	1,021.46	3.65	0.72%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Class C Shares	1,000.00	1,016.70	8.44	1.67%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,022.71	2.38	0.47%
Class B Shares	1,000.00	1,018.95	6.17	1.22%
Class C Shares	1,000.00	1,018.95	6.17	1.22%
Institutional Shares	1,000.00	1,023.97	1.12	0.22%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.06	2.03	0.40%
Class B Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,019.30	5.82	1.15%
Institutional Shares	1,000.00	1,024.32	0.76	0.15%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,023.01	2.08	0.41%
Class B Shares	1,000.00	1,019.25	5.87	1.16%
Class C Shares	1,000.00	1,019.25	5.87	1.16%
Institutional Shares	1,000.00	1,024.22	0.86	0.17%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Large Cap Value Diversified Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 96.5%

	Consumer Discretionary — 6.5%
18,700	Apollo Education Group, Inc.(a)	$470,305
58,150	Delphi Automotive PLC	3,566,921
10,450	Dillard’s, Inc., Class A	1,138,841
98,500	Ford Motor Co.	1,456,815
13,806	Hanesbrands, Inc.	1,483,317
10,879	Lear Corp.	940,054
33,150	Lions Gate Entertainment Corp.	1,092,956
70,925	Macy’s, Inc.	4,126,417
19,700	Royal Caribbean Cruises, Ltd.	1,325,613
38,100	Starz, Class A(a)	1,260,348
6,400	TRW Automotive Holdings Corp.(a)	648,000

		17,509,587

	Consumer Staples — 5.6%
101,895	Archer-Daniels-Midland Co.	5,206,834
22,050	Coty, Inc., Class A	364,928
5,700	CVS Caremark Corp.	453,663
10,350	Energizer Holdings, Inc.	1,275,223
28,001	Herbalife, Ltd.(a)	1,225,044
7,689	Kimberly-Clark Corp.	827,106
85,221	Kroger Co. (The)	4,431,492
49,500	Pilgrim’s Pride Corp.(a)	1,512,720

		15,297,010

	Energy — 11.8%
72,275	Baker Hughes, Inc.	4,702,211
28,950	ConocoPhillips	2,215,254
62,000	Halliburton Co.	3,999,620
12,844	Helmerich & Payne, Inc.	1,257,042
49,950	Marathon Petroleum Corp.	4,229,267
18,600	Nabors Industries, Ltd.	423,336
62,800	National Oilwell Varco, Inc.	4,779,080
59,975	Phillips 66	4,876,567
35,250	Superior Energy Services, Inc.	1,158,668
90,325	Valero Energy Corp.	4,179,338

		31,820,383

	Financials — 25.6%
20,400	Allstate Corp. (The)	1,251,948
38,427	Ameriprise Financial, Inc.	4,741,123
55,100	BioMed Realty Trust, Inc., REIT	1,113,020
65,500	Capital One Financial Corp.	5,346,110
42,800	Corporate Office Properties Trust, REIT	1,100,816
9,950	Digital Realty Trust, Inc., REIT	620,681
79,650	Discover Financial Services	5,128,663
70,165	Duke Realty Corp., REIT	1,205,435
33,000	Health Care REIT, Inc.	2,058,210
101,300	Healthcare Trust of America, Inc., Class A, REIT	1,175,080
124,100	Huntington Bancshares, Inc.	1,207,493
19,100	Invesco, Ltd.	754,068
88,450	JPMorgan Chase&Co.	5,328,228
25,250	Lazard, Ltd., Class A	1,280,175
33,837	Omega Healthcare Investors, Inc., REIT	1,156,887
21,750	PacWest Bancorp	896,753
55,936	Piedmont Office Realty Trust, Inc., Class A, REIT	986,711
62,116	PNC Financial Services Group, Inc. (The)	5,315,887
23,484	Principal Financial Group, Inc.	1,232,205
57,793	Prudential Financial, Inc.	5,082,316
102,100	Spirit Realty Capital, Inc. REIT	1,120,037

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
117,900	SunTrust Banks, Inc.	$4,483,737
52,250	Travelers Cos., Inc. (The)	4,908,365
12,625	Ventas, Inc., REIT	782,119
211,849	Wells Fargo & Co.	10,988,608

		69,264,675

	Health Care — 13.4%
55,307	Aetna, Inc.(a)	4,479,867
30,100	Amgen, Inc.	4,227,846
55,502	Cardinal Health, Inc.	4,158,210
6,668	Charles River Laboratories International, Inc.(a)	398,346
40,200	Gilead Sciences, Inc.(a)	4,279,290
47,300	HCA Holdings, Inc.(a)	3,335,596
9,158	Jazz Pharmaceuticals PLC(a)	1,470,408
17,000	Mallinckrodt PLC(a)	1,532,550
71,750	Merck & Co., Inc.	4,253,340
32,342	Mylan, Inc.(a)	1,471,238
11,052	United Therapeutics Corp.(a)	1,421,840
44,002	WellPoint, Inc.	5,263,519

		36,292,050

	Industrials — 11.8%
25,300	Alaska Air Group, Inc.	1,101,562
37,000	Caterpillar, Inc.	3,664,110
132,661	Delta Air Lines, Inc.	4,795,695
42,423	General Dynamics Corp.	5,391,539
8,650	Huntington Ingalls Industries, Inc.	901,417
24,025	Lockheed Martin Corp.	4,391,290
39,233	Northrop Grumman Corp.	5,169,340
45,600	Pitney Bowes, Inc.	1,139,544
49,665	Raytheon Co.	5,046,957
11,350	Southwest Airlines Co.	383,290

		31,984,744

	Information Technology — 11.2%
69,543	Activision Blizzard, Inc.	1,445,799
43,250	Apple, Inc.	4,357,437
55,900	Booz Allen Hamilton Holding Corp.	1,308,060
86,750	Broadcom Corp., Class A	3,506,435
19,162	Computer Sciences Corp.	1,171,756
67,050	Corning, Inc.	1,296,747
170,745	Hewlett-Packard Co.	6,056,325
132,054	Micron Technology, Inc.(a)	4,524,170
34,200	Oracle Corp.	1,309,176
9,915	SanDisk Corp.	971,174
27,150	Science Applications International Corp.	1,200,845
25,650	Skyworks Solutions, Inc.	1,488,983
5,000	Western Digital Corp.	486,600
90,800	Xerox Corp.	1,201,284

		30,324,791

	Materials — 2.4%
15,550	Ball Corp.	983,848
38,663	LyondellBasell Industries NV, Class A	4,201,122
33,750	United States Steel Corp.	1,321,988

		6,506,958

	Telecommunication Services — 3.3%
126,150	CenturyLink, Inc.	5,158,273

Continued

Sterling Capital Large Cap Value Diversified Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
COMMON STOCKS — (continued)

	Telecommunication Services — (continued)
74,350	Verizon Communications, Inc.	$3,716,757

		8,875,030

	Utilities — 4.9%
3,900	DTE Energy Co.	296,712
14,250	Entergy Corp.	1,101,952
147,050	Exelon Corp.	5,012,934
102,900	PG&E Corp.	4,634,616
23,850	SCANA Corp.	1,183,199
29,477	Vectren Corp.	1,176,132

		13,405,545

	Total Common Stocks (Cost $222,102,892)	261,280,773

EXCHANGE TRADED FUND — 0.7%
20,000	iShares Russell 1000 Value ETF	2,001,800

	Total Exchange Traded Fund (Cost $1,951,093)	2,001,800

Shares		Fair Value
MONEY MARKET FUND — 1.4%
3,734,205	Federated Treasury Obligations Fund, Institutional Shares	$3,734,205

	Total Money Market Fund (Cost $3,734,205)	3,734,205

Total Investments — 98.6% (Cost $227,788,190)		267,016,778
Net Other Assets (Liabilities) — 1.4%		3,710,844

NET ASSETS — 100.0%		$270,727,622

(a)	Represents non-income producing security.

ETF	— Exchange Traded Funds

REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 97.4%

	Consumer Discretionary — 18.5%
1,354,600	Ascena Retail Group, Inc.(a)	$18,016,180
916,750	Chico’s FAS, Inc.	13,540,398
1,085,100	Interpublic Group of Cos., Inc. (The)	19,879,032
397,850	Kohl’s Corp.	24,280,786
915,200	News Corp., Class B(a)	14,762,176
439,120	Omnicom Group, Inc.	30,237,803
284,019	Universal Technical Institute, Inc.	2,655,578
180,782	Viacom, Inc., Class B	13,909,367

		137,281,320

	Financials — 34.0%
1,723,975	Annaly Capital Management, Inc., REIT	18,412,053
557,859	Aspen Insurance Holdings, Ltd.	23,859,629
453,303	Assured Guaranty, Ltd.	10,045,194
1,335,000	E*TRADE Financial Corp.(a)	30,157,650
449,985	Endurance Specialty Holdings, Ltd.	24,830,172
113,530	Enstar Group, Ltd.(a)	15,476,410
1,256,500	Leucadia National Corp.	29,954,960
318,300	Lincoln National Corp.	17,054,514
56,382	Markel Corp.(a)	35,867,409
383,000	Ryman Hospitality Properties, Inc., REIT	18,115,900
709,800	Willis Group Holdings PLC	29,385,720

		253,159,611

	Health Care — 12.8%
153,604	Becton Dickinson & Co.	17,481,671
225,713	Covidien PLC	19,526,432
155,228	Laboratory Corp. of America Holdings(a)	15,794,449
234,292	WellPoint, Inc.	28,026,009
142,522	Zimmer Holdings, Inc.	14,330,587

		95,159,148

	Industrials — 6.2%
207,750	AGCO Corp.	9,444,315
868,400	Civeo Corp.	10,082,124
491,900	Hertz Global Holdings, Inc.(a)	12,489,341
256,650	Tetra Tech, Inc.	6,411,117
705,000	Uti Worldwide, Inc.(a)	7,494,150

		45,921,047

	Information Technology — 22.6%
1,407,200	Dice Holdings, Inc.(a)	11,792,336

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
53,200	DST Systems, Inc.	$4,464,544
364,300	Fidelity National Information Services, Inc.	20,510,090
385,100	Global Payments, Inc.	26,910,788
714,013	II-VI, Inc.(a)	8,403,933
819,400	Knowles Corp.(a)	21,714,100
116,565	MicroStrategy, Inc., Class A(a)	15,251,365
399,900	NCR Corp.(a)	13,360,659
168,750	Neustar, Inc., Class A(a)	4,190,063
533,100	Symantec Corp.	12,533,181
751,700	Western Union Co. (The)	12,057,268
1,265,367	Xerox Corp.	16,740,805

		167,929,132

	Materials — 3.3%
437,000	Chemtura Corp.(a)	10,195,210
439,400	Rayonier Advanced Materials, Inc.	14,460,654

		24,655,864

	Total Common Stocks (Cost $587,810,633)	724,106,122

MONEY MARKET FUND — 2.7%
20,229,768	Federated Treasury Obligations Fund, Institutional Shares	20,229,768

	Total Money Market Fund (Cost $20,229,768)	20,229,768

Total Investments — 100.1% (Cost $608,040,401)		744,335,890
Net Other Assets (Liabilities) — (0.1)%		(494,242)

NET ASSETS — 100.0%		$743,841,648

(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 96.9%

	Consumer Discretionary — 11.7%
11,625	Abercrombie & Fitch Co., Class A	$422,452
10,286	Big Lots, Inc.	442,812
12,827	Brown Shoe Co., Inc.	347,996
8,653	Capella Education Co.	541,678
17,621	Cato Corp., (The) Class A	607,220
17,452	Columbia Sportswear Co.	624,433
26,478	Cooper Tire & Rubber Co.	759,919
21,273	CSS Industries, Inc.	515,870
5,570	Deckers Outdoor, Corp.(a)	541,293
10,787	DeVry Education Group, Inc.	461,791
4,259	Dillard’s, Inc., Class A	464,146
13,229	GameStop Corp., Class A	545,035
33,089	hhgregg, Inc.(a)	208,792
1,756	ITT Educational Services, Inc.(a)	7,533
57,470	LeapFrog Enterprises, Inc.(a)	344,245
6,365	Lear Corp.	550,000
42,771	Live Nation Entertainment, Inc.(a)	1,027,359
12,294	Marriott Vacations Worldwide Corp.(a)	779,563
135,429	McClatchy Co., (The) Class A(a)	455,041
37,729	Modine Manufacturing Co.(a)	447,843
7,658	Monarch Casino & Resort, Inc.(a)	91,207
10,473	Murphy USA, Inc.(a)	555,697
51,359	Orbitz Worldwide, Inc.(a)	404,195
6,593	Outerwall, Inc.(a)	369,867
32,008	Penn National Gaming, Inc.(a)	358,810
22,055	RegisCorp.	351,998
34,842	Ruth’s Hospitality Group, Inc.	384,656
13,235	Scholastic Corp.	427,755
64,182	Skullcandy, Inc.(a)	499,978
9,298	Strayer Education, Inc.(a)	556,764
7,471	Tenneco Inc.(a)	390,808
14,320	Tower International, Inc.(a)	360,721
20,337	Unifi, Inc.(a)	526,728

		15,374,205

	Consumer Staples — 1.9%
197,505	Alliance One International, Inc.(a)	389,085
10,435	Andersons, Inc. (The)	656,153
13,685	Omega Protein Corp.(a)	171,062
25,958	Pilgrim’s Pride Corp.(a)	793,276
5,658	Sanderson Farms, Inc.	497,621
472	USANA Health Sciences, Inc.(a)	34,768

		2,541,965

	Energy — 5.5%
34,650	Cloud Peak Energy, Inc.(a)	437,283
9,042	Contango Oil & Gas Co.(a)	300,556
21,384	Exterran Holdings, Inc.	947,525
26,132	Green Plains, Inc.	977,075
24,262	Nabors Industries, Ltd.	552,203
49,425	Newpark Resources, Inc.(a)	614,847
8,332	Pacific Ethanol, Inc.(a)	116,315
18,574	PBF Energy, Inc., Class A	445,776
21,540	Penn Virginia Corp.(a)	273,773
36,158	Pioneer Energy Services Corp.(a)	506,935
29,402	Renewable Energy Group, Inc.(a)	298,430
10,813	REX American Resources Corp.(a)	788,051
60,265	Warren Resources, Inc.(a)	319,405
16,103	Westmoreland Coal Co.(a)	602,413

		7,180,587

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — 40.0%
14,856	1st Source Corp.	$423,099
29,164	AG Mortgage Investment Trust, Inc., REIT	519,119
13,578	Allied World Assurance Co. Holdings AG	500,214
28,750	Altisource Residential Corp., REIT	690,000
25,597	Ambac Financial Group, Inc.(a)	565,694
32,164	American Capital Mortgage Investment Corp., REIT	605,326
33,993	American Equity Investment Life Holding Co.	777,760
7,889	American Financial Group, Inc.	456,694
4,215	American National Insurance Co.	473,766
12,473	AmTrust Financial Services, Inc.	496,675
116,833	Anworth Mortgage Asset Corp., REIT	559,630
36,768	Apollo Commercial Real Estate Finance, Inc., REIT	577,625
83,200	Apollo Investment Corp.	679,744
34,282	Apollo Residential Mortgage, Inc., REIT	528,971
14,209	Argo Group International Holdings, Ltd.	714,855
20,974	Arlington Asset Investment Corp., Class A	532,949
11,364	Aspen Insurance Holdings, Ltd.	486,038
36,007	Associated Estates Realty Corp., REIT	630,483
7,664	Assurant, Inc.	492,795
18,085	Assured Guaranty, Ltd.	400,764
9,651	Axis Capital Holdings, Ltd.	456,782
11,230	Bank of Marin Bancorp	515,345
14,943	Banner Corp.	574,857
13,808	Capital Southwest Corp.	493,912
53,416	Capstead Mortgage Corp., REIT	653,812
25,432	Chatham Lodging Trust, REIT	586,971
140,626	Chimera Investment Corp., REIT	427,503
60,807	CNO Financial Group, Inc.	1,031,287
29,235	Colony Financial, Inc., REIT	654,279
101,713	Cowen Group, Inc., Class A(a)	381,424
30,084	Customers Bancorp, Inc.(a)	540,309
78,752	CYS Investments, Inc., REIT	648,916
65,494	Dynex Capital, Inc., REIT	529,192
19,915	Employers Holdings, Inc.	383,364
9,567	Endurance Specialty Holdings, Ltd.	527,907
11,183	Enterprise Financial Services Corp.	186,980
10,957	FBL Financial Group, Inc., Class A	489,778
19,253	FBR & Co.(a)	529,843
19,658	Federated National Holding Co.	552,193
37,216	Fidelity Southern Corp.	509,859
2,090	First Citizens BancShares, Inc., Class A	452,757
16,891	First Interstate BancSystem, Inc., Class A	448,794
27,220	First Merchants Corp.	550,116
17,047	First NBC Bank Holding Co.(a)	558,289
22,718	Flagstar Bancorp, Inc.(a)	382,344
12,335	Flushing Financial Corp.	225,360
37,128	Genworth Financial, Inc., Class A(a)	486,377
49,593	Gladstone Capital Corp.	434,931
97,522	Gramercy Property Trust, Inc., REIT	561,727
29,749	Hanmi Financial Corp.	599,740
7,051	Hanover Insurance Group, Inc. (The)	433,072
12,419	HCI Group, Inc.	446,960
37,363	Hercules Technology Growth Capital, Inc.	540,269
33,226	Home Loan Servicing Solutions, Ltd.	704,059
22,183	Horace Mann Educators Corp.	632,437
21,314	International Bancshares Corp.	525,710
40,909	KCAP Financial, Inc.	339,954
52,664	KCG Holdings, Inc., Class A(a)	533,486
12,030	Kemper Corp.	410,824

Continued

Sterling Capital Small Cap Value Diversified Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
43,963	Maiden Holdings, Ltd.	$487,110
59,232	MFA Financial, Inc., REIT	460,825
22,225	Montpelier Re Holdings, Ltd.	690,975
9,363	Navigators Group, Inc. (The)(a)	575,824
16,056	Nelnet, Inc., Class A	691,853
113,505	New Residential Investment Corp., REIT	661,734
67,391	New York Mortgage Trust, Inc., REIT	487,237
29,975	OFG Bancorp	449,026
24,360	Old Republic International Corp.	347,861
4,525	PartnerRe, Ltd.	497,252
27,839	PennyMac Mortgage Investment Trust, REIT	596,590
26,842	PHH Corp.(a)	600,187
11,253	Piper Jaffray Cos.(a)	587,857
12,142	Platinum Underwriters Holdings, Ltd.	739,083
14,107	Popular, Inc.(a)	415,239
27,899	PrivateBancorp, Inc.	834,459
8,096	Regional Management Corp.(a)	145,323
5,973	Reinsurance Group of America, Inc.	478,616
4,722	RenaissanceRe Holdings, Ltd.	472,153
4,767	Safety Insurance Group, Inc.	256,989
46,834	Seacoast Banking Corp. of Florida(a)	511,896
9,706	Select Income REIT	233,429
8,550	Southside Bancshares, Inc.	284,297
15,935	St Joe Co. (The)(a)	317,585
8,481	StanCorp Financial Group, Inc.	535,830
40,133	Symetra Financial Corp.	936,303
20,669	Synovus Financial Corp.	488,615
24,801	Territorial Bancorp, Inc.	503,212
33,029	United Community Banks, Inc.	543,657
20,092	United Fire Group, Inc.	557,955
31,741	United Insurance Holdings Corp.	476,115
44,855	Universal Insurance Holdings, Inc.	579,975
9,258	Validus Holdings, Ltd.	362,358
19,837	Washington Federal, Inc.	403,881
29,063	Webster Financial Corp.	846,896
33,097	Western Alliance Bancorp(a)	791,018
38,215	Western Asset Mortgage Capital Corp., REIT	564,818
16,145	Wintrust Financial Corp.	721,197
5,021	World Acceptance Corp.(a)	338,918
9,945	WR Berkley Corp.	475,371
7,182	WSFS Financial Corp.	514,303

		52,517,742

	Health Care — 4.7%
30,769	Albany Molecular Research, Inc.(a)	679,072
6,069	Alliance HealthCare Services, Inc.(a)	137,220
12,249	Anika Therapeutics, Inc.(a)	449,048
6,460	Centene Corp.(a)	534,307
9,625	Health Net, Inc.(a)	443,809
15,062	Lannett Co., Inc.(a)	688,032
7,750	LifePoint Hospitals, Inc.(a)	536,222
3,296	Mallinckrodt PLC(a)	297,134
9,536	Molina Healthcare, Inc.(a)	403,373
21,331	NuVasive, Inc.(a)	743,812
38,298	PDL BioPharma, Inc.	286,086
5,736	PharMerica Corp.(a)	140,130
10,950	Providence Service Corp. (The)(a)	529,761
2,856	United Therapeutics Corp.(a)	367,424

		6,235,430

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — 12.7%
25,365	AAR Corp.	$612,565
14,820	Alaska Air Group, Inc.	645,263
4,289	Alliant Techsystems, Inc.	547,448
35,092	ARC Document Solutions, Inc.(a)	284,245
23,238	ArcBest Corp.	866,777
12,542	Argan, Inc.(a)	418,652
6,730	Barrett Business Services, Inc.	265,768
29,372	Blount International, Inc.(a)	444,398
20,100	CRA International, Inc.(a)	511,143
11,605	Ducommun, Inc.(a)	318,093
59,742	GrafTech International, Ltd.(a)	273,618
13,006	Greenbrier Cos., Inc. (The)	954,380
60,311	Hawaiian Holdings, Inc.(a)	811,183
24,296	Heidrick & Struggles International, Inc.	499,040
4,487	Huntington Ingalls Industries, Inc.	467,590
93,459	JetBlue Airways Corp.(a)	992,535
5,907	Kadant, Inc.	230,668
31,293	Kimball International, Inc., Class B	470,960
24,378	Matson, Inc.	610,181
15,495	MYR Group, Inc.(a)	373,120
23,797	Navigant Consulting, Inc.(a)	331,016
17,635	NN, Inc.	471,207
14,585	Northwest Pipe Co.(a)	497,349
24,786	Orbital Sciences Corp.(a)	689,051
16,730	Pitney Bowes, Inc.	418,083
20,687	Quad/Graphics, Inc.	398,225
32,768	RPX Corp.(a)	449,905
25,076	RR Donnelley & Sons Co.	412,751
38,284	SkyWest, Inc.	297,850
14,568	Trinity Industries, Inc.	680,617
48,492	Wabash National Corp.(a)	645,913
3,290	WABCO Holdings, Inc.(a)	299,226
18,897	West Corp.	556,706

		16,745,526

	Information Technology — 9.8%
2,651	Anixter International, Inc.	224,911
18,268	ARRIS Group, Inc.(a)	517,989
7,062	Arrow Electronics, Inc.(a)	390,882
21,646	AVG Technologies NV(a)	358,891
29,446	Benchmark Electronics, Inc.(a)	653,996
—	Blackhawk Network Holdings, Inc., Class B(a)	11
44,899	Brocade Communications Systems, Inc.	488,052
28,322	Cirrus Logic, Inc.(a)	590,514
27,209	Ebix, Inc.	385,824
9,392	EchoStar Corp., Class A(a)	457,954
23,434	Fabrinet(a)	342,136
49,505	Fairchild Semiconductor International, Inc.(a)	768,813
66,763	Harmonic, Inc.(a)	423,277
21,075	Insight Enterprises, Inc.(a)	476,927
17,564	Jabil Circuit, Inc.	354,266
70,996	Lattice Semiconductor Corp.(a)	532,470
12,976	Lexmark International, Inc., Class A	551,480
36,231	Marvell Technology Group, Ltd.	488,394
28,136	Newport Corp.(a)	498,570
8,372	OSI Systems, Inc.(a)	531,455
59,337	Photronics, Inc.(a)	477,663
16,525	Plexus Corp.(a)	610,268
23,514	Polycom, Inc.(a)	288,869
41,574	Sanmina Corp.(a)	867,234
11,650	Science Applications International Corp.	515,279

Continued

Sterling Capital Small Cap Value Diversified Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
30,170	Sykes Enterprises, Inc.(a)	$602,797
31,566	Vishay Intertechnology, Inc.	451,078

		12,850,000

	Materials — 4.3%
4,390	Ampco-Pittsburgh Corp.	87,800
21,011	Berry Plastics Group, Inc.(a)	530,318
8,267	Cabot Corp.	419,716
1,683	Clearwater Paper Corp.(a)	101,165
43,052	Commercial Metals Co.	734,898
6,566	Domtar Corp.	230,664
5,413	Huntsman Corp.	140,684
10,231	Materion Corp.	313,785
9,151	Neenah Paper, Inc.	489,395
7,973	Packaging Corp. of America	508,837
20,838	PH Glatfelter Co.	457,394
10,502	Schweitzer-Mauduit International, Inc.	433,838
10,529	United States Steel Corp.	412,421
19,683	Worthington Industries, Inc.	732,601

		5,593,516

	Telecommunication Services — 1.1%
31,673	Inteliquent, Inc.	394,329
70,951	Iridium Communications, Inc.(a)	627,916
27,798	Spok Holdings, Inc.	361,652

		1,383,897

	Utilities — 5.2%
8,431	AGL Resources, Inc.	432,848
26,757	Avista Corp.	816,891
12,829	Chesapeake Utilities Corp.	534,456
19,740	El Paso Electric Co.	721,497
25,111	Empire District Electric Co., (The)	606,431
17,073	Great Plains Energy, Inc.	412,654

Shares		Fair Value
COMMON STOCKS — (continued)

	Utilities — (continued)
17,249	IDACORP, Inc.	$924,719
16,187	New Jersey Resources Corp.	817,605
33,109	PNM Resources, Inc.	824,745
11,590	Portland General Electric Co.	372,271
12,252	Westar Energy, Inc.	418,038

		6,882,155

	Total Common Stocks (Cost $118,731,501)	127,305,023

EXCHANGE TRADED FUND — 0.6%
8,535	iShares Russell 2000 Value ETF	798,535

	Total Exchange Traded Fund (Cost $820,743)	798,535

MONEY MARKET FUND — 2.1%
2,723,683	Federated Treasury Obligations Fund, Institutional Shares	2,723,683

	Total Money Market Fund (Cost $2,723,683)	2,723,683

Total Investments — 99.6% (Cost $122,275,927)		130,827,241
Net Other Assets (Liabilities) — 0.4%		500,889

NET ASSETS — 100.0%		$131,328,130

(a)	Represents non-income producing security.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 98.5%

	Consumer Discretionary — 17.7%
848,000	Comcast Corp., Class A	$45,605,440
538,000	DIRECTV(a)	46,547,760
1,152,000	Discovery Communications, Inc., Class C(a)	42,946,560
1,985,000	Ford Motor Co.	29,358,150
335,000	Lennar Corp., Class A	13,008,050
660,000	PulteGroup, Inc.	11,655,600

		189,121,560

	Consumer Staples — 2.6%
807,000	Mondelez International, Inc., Class A	27,651,855

	Energy — 9.5%
245,000	Apache Corp.	22,998,150
739,000	Cabot Oil & Gas Corp.	24,157,910
207,000	EOG Resources, Inc.	20,497,140
516,000	Halliburton Co.(b)	33,287,160

		100,940,360

	Financials — 9.2%
552,790	American Campus Communities, Inc., REIT	20,149,196
475,000	Capital One Financial Corp.	38,769,500
238,000	CBRE Group, Inc., Class A(a)	7,078,120
688,000	Ryman Hospitality Properties, Inc., REIT	32,542,400

		98,539,216

	Health Care — 16.8%
499,800	Agilent Technologies, Inc.(b)	28,478,604
645,900	HCA Holdings, Inc.(a)	45,548,868
393,880	MEDNAX, Inc.(a)	21,592,502
918,000	Myriad Genetics, Inc.(a)(b)	35,407,260
556,000	UnitedHealth Group, Inc.(b)	47,955,000

		178,982,234

	Industrials — 11.7%
559,000	Expeditors International of Washington, Inc.	22,684,220
336,000	J.B. Hunt Transport Services, Inc.	24,880,800
786,000	Nielsen NV	34,843,380
692,400	Verisk Analytics, Inc., Class A(a)	42,160,236

		124,568,636

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — 31.0%
1,070,500	Activision Blizzard, Inc.	$22,255,695
615,000	Akamai Technologies, Inc.(a)(b)	36,777,000
204,000	Apple, Inc.(b)	20,553,000
676,000	Check Point Software Technologies, Ltd.(a)	46,806,240
1,557,000	Cisco Systems, Inc.	39,189,690
578,000	Citrix Systems, Inc.(a)(b)	41,234,520
773,000	eBay, Inc.(a)	43,774,990
453,000	Intuit, Inc.	39,705,450
1,227,000	NCR Corp.(a)	40,994,070

		331,290,655

	Total Common Stocks (Cost $750,411,785)	1,051,094,516

MONEY MARKET FUND — 1.8%
18,972,249	Federated Treasury Obligations Fund, Institutional Shares	18,972,249

	Total Money Market Fund (Cost $18,972,249)	18,972,249

Total Investments — 100.3% (Cost $769,384,034)		1,070,066,765
Net Other Assets (Liabilities) — (0.3)%		(2,716,450)

NET ASSETS — 100.0%		$1,067,350,315

(a)	Represents non-income producing security.
(b)	All or a portion of security was held as collateral for written call options.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 94.3%

	Consumer Discretionary — 13.4%
1,842,000	Mattel, Inc.	$56,457,300
745,410	McDonald’s Corp.	70,672,322
656,000	Omnicom Group, Inc.	45,172,160
1,156,000	Pearson PLC, ADR	23,143,120
584,000	Time Warner Cable, Inc.(a)	83,798,160

		279,243,062

	Consumer Staples — 15.6%
1,773,000	Coca-Cola Co. (The)	75,636,180
1,220,000	General Mills, Inc.	61,549,000
635,000	PepsiCo, Inc.	59,112,150
660,000	Philip Morris International, Inc.	55,044,000
1,743,000	Unilever PLC, ADR	73,031,700

		324,373,030

	Energy — 18.4%
371,000	Chevron Corp.	44,267,720
1,519,000	Ensco PLC, Class A	62,749,890
21,179	Kinder Morgan Management LLC(b)	1,994,010
2,394,000	Kinder Morgan, Inc.	91,785,960
832,000	Natural Resource Partners LP	10,849,280
812,000	Occidental Petroleum Corp.	78,073,800
2,038,500	Spectra Energy Corp.	80,031,510
275,000	Teekay LNG Partners LP	11,979,000

		381,731,170

	Financials — 6.3%
1,326,000	MetLife, Inc.	71,232,720
635,500	Travelers Cos., Inc. (The)	59,698,870

		130,931,590

	Health Care — 17.6%
1,297,000	Abbott Laboratories	53,942,230
800,999	AbbVie, Inc.	46,265,702
1,111,200	Baxter International, Inc.(a)	79,750,824
758,000	Novartis AG, ADR	71,350,540
1,357,000	Pfizer, Inc.	40,126,490
612,000	WellPoint, Inc.	73,207,440

		364,643,226

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — 5.4%
2,409,000	General Electric Co.	$61,718,580
519,000	United Parcel Service, Inc., Class B	51,012,510

		112,731,090

	Information Technology — 13.3%
925,095	Accenture PLC, Class A	75,228,725
2,003,000	Maxim Integrated Products, Inc.	60,570,720
1,280,000	Microsoft Corp.	59,340,800
1,079,702	QUALCOMM, Inc.	80,729,319

		275,869,564

	Materials — 0.3%
129,479	Scotts Miracle-Gro Co. (The), Class A	7,121,345

	Telecommunication Services — 4.0%
1,642,000	Verizon Communications, Inc.	82,083,580

	Total Common Stocks (Cost $1,574,975,722)	1,958,727,657

MONEY MARKET FUND — 5.9%
123,810,732	Federated Treasury Obligations Fund, Institutional Shares	123,810,732

	Total Money Market Fund (Cost $123,810,732)	123,810,732

Total Investments — 100.2% (Cost $1,698,786,454)		2,082,538,389
Net Other Assets (Liabilities) — (0.2)%		(4,793,268)

NET ASSETS — 100.0%		$2,077,745,121

(a)	All or a portion of security was held as collateral for written call options.
(b)	Represents non-income producing security.

ADR — American Depositary Receipt

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund

Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
COMMON STOCKS — 80.4%

	Consumer Discretionary — 2.0%
20,898	Mattel, Inc.(a)	$640,524
37,847	Service Corp. International(a)	800,086
10,883	Target Corp.(a)	682,146

		2,122,756

	Consumer Staples — 6.7%
25,952	Altria Group, Inc.(a)	1,192,235
14,080	Clorox Co. (The)(a)	1,352,243
16,065	Mondelez International, Inc., Class A(a)	550,467
24,068	PepsiCo, Inc.(a)	2,240,490
8,835	Philip Morris International, Inc.(a)	736,839
15,099	Wal-Mart Stores, Inc.(a)	1,154,621

		7,226,895

	Energy — 22.1%
31,732	Apache Corp.(a)	2,978,683
12,000	ARC Resources, Ltd.	315,840
2,500	ARC Resources, Ltd.	65,963
10,000	Baytex Energy Corp.	378,142
6,600	Baytex Energy Corp.	249,876
1,000	Bonterra Energy Corp.(a)	50,229
10,900	Canadian Natural Resources, Ltd.	423,356
25,000	Canadian Oil Sands, Ltd.(a)	461,900
2,300	Canadian Oil Sands, Ltd.	42,429
12,900	Cenovus Energy, Inc.(a)	346,752
7,200	Chesapeake Energy Corp.	165,528
5,100	Cimarex Energy Co.(a)	645,303
2,100	Concho Resources, Inc.(a)(b)	263,319
14,300	ConocoPhillips(a)	1,094,236
5,600	Continental Resources, Inc.(a)(b)	372,288
13,400	Crescent Point Energy Corp.	483,740
34,200	Denbury Resources, Inc.(a)	514,026
31,583	Devon Energy Corp.(a)	2,153,329
26,000	Dorchester Minerals LP(a)	768,820
3,800	Enbridge Energy Partners LP	147,630
18,600	Energy XXI Bermuda, Ltd.	211,110
3,000	EnLink Midstream, LLC	123,990
8,100	EOG Resources, Inc.(a)	802,062
9,950	Exxon Mobil Corp.(a)	935,797
6,300	Freehold Royalties, Ltd.	130,281
5,000	Freehold Royalties, Ltd.	103,300
4,400	HollyFrontier Corp.	192,192
4,200	Kodiak Oil & Gas Corp.(a)(b)	56,994
1,200	Laredo Petroleum, Inc.(b)	26,892
26,800	Marathon Oil Corp.(a)	1,007,412
2,500	Marathon Petroleum Corp.	211,675
6,500	MPLX LP	383,110
6,430	Noble Energy, Inc.(a)	439,555
30,400	Northern Oil & Gas, Inc.(a)(b)	432,288
16,000	Oasis Petroleum, Inc.(a)(b)	668,960
27,207	Pacific Coast Oil Trust(a)	278,872
500	PDC Energy, Inc.(a)(b)	25,145
18,763	Permian Basin Royalty Trust(a)	254,802
1,100	Peyto Exploration & Development Corp.	34,710
2,100	Pioneer Natural Resources Co.	413,637
3,000	Plains All American Pipeline LP	176,580
46,800	Plains GP Holdings LP, Class A(a)	1,434,420
1,500	Rosetta Resources, Inc.(b)	66,840
17,960	Sabine Royalty Trust(a)	974,150
1,400	Statoil ASA, ADR(a)	38,024
16,500	Suncor Energy, Inc.(a)	596,475

Shares		Fair Value
COMMON STOCKS — (continued)

	Energy — (continued)
4,250	Tesoro Logistics LP	$300,772
3,500	Vermilion Energy, Inc.	212,695
5,588	Western Gas Equity Partners LP(a)	340,533
12,800	Whiting Petroleum Corp.(a)(b)	992,640

		23,787,302

	Financials — 19.2%
12,300	Aflac, Inc.(a)	716,475
65,100	Ambac Financial Group, Inc.(a)(b)	1,438,710
39,800	American Capital, Ltd.(b)	563,568
2,801	Aon PLC(a)	245,564
63,400	Banc of California, Inc.	737,342
23,500	BankUnited, Inc.	716,515
22,800	BBX Capital Corp., Class A(a)(b)	397,404
57,700	Boston Private Financial Holdings, Inc.(a)	714,903
25,000	Bridge Bancorp, Inc.(a)	591,250
31,500	Carlyle Group LP (The)(a)	959,490
14,900	Citigroup, Inc.(a)	772,118
14,300	Franklin Resources, Inc.(a)	780,923
86,100	Genworth Financial, Inc., Class A(a)(b)	1,127,910
22,655	HomeTrust Bancshares, Inc.(b)	330,990
107,651	Janus Capital Group, Inc.	1,565,246
52,900	KKR & Co. LP(a)	1,179,670
2,572	Medley Management, Inc., Class A(b)	43,390
26,900	Morgan Stanley(a)	929,933
23,800	Oppenheimer Holdings, Inc., Class A(a)	481,950
23,700	Popular, Inc.(a)(b)	697,609
8,700	Prudential Financial, Inc.	765,078
16,000	Raymond James Financial, Inc.(a)	857,280
16,600	ServisFirst Bancshares, Inc.	478,080
27,900	SunTrust Banks, Inc.(a)	1,061,037
59,800	Trade Street Residential, Inc. REIT	426,972
5,374	Virtus Investment Partners, Inc.(a)	933,464
29,400	Voya Financial, Inc.(a)	1,149,540

		20,662,411

	Health Care — 26.4%
20,000	AbbVie, Inc.(a)	1,155,200
18,302	Acadia Healthcare Co., Inc.(a)(b)	887,647
4,000	Actavis PLC(a)(b)	965,120
8,326	Air Methods Corp.(a)(b)	462,509
32,075	Akorn, Inc.(a)(b)	1,163,360
13,890	Albany Molecular Research, Inc.(a)(b)	306,552
12,327	Alkermes PLC(a)(b)	528,459
43,945	Amedica Corp.(a)(b)	70,751
14,718	Aquinox Pharmaceuticals, Inc.(a)(b)	98,022
52,110	Aratana Therapeutics, Inc.(b)	523,184
36,666	Avanir Pharmaceuticals, Inc.(a)(b)	437,059
28,601	Brookdale Senior Living, Inc.(a)(b)	921,524
8,419	Cardinal Health, Inc.(a)	630,751
21,597	CareFusion Corp.(a)(b)	977,264
14,732	Civitas Solutions, Inc.(b)	230,114
19,260	Clovis Oncology, Inc.(b)	873,634
4,874	Community Health Systems, Inc.(b)	267,046
11,014	DaVita HealthCare Partners, Inc.(a)(b)	805,564
10,760	Endocyte, Inc.(b)	65,421
32,897	ExamWorks Group, Inc.(a)(b)	1,077,377
17,002	Globus Medical, Inc., Class A(a)(b)	334,429
12,497	HCA Holdings, Inc.(a)(b)	881,288
2,498	HealthSouth Corp.(a)	92,176
15,402	Hill-Rom Holdings, Inc.	638,105

Continued

Sterling Capital Long/Short Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care — (continued)
11,000	ICON PLC(a)(b)	$629,530
1,314	Intercept Pharmaceuticals, Inc.(b)	311,011
12,799	Johnson & Johnson(a)	1,364,245
25,352	Keryx Biopharmaceuticals, Inc.(b)	348,590
13,923	LHC Group, Inc.(a)(b)	323,014
4,747	McKesson Corp.	924,099
3,216	Medidata Solutions, Inc.(a)(b)	142,437
27,150	Medtronic, Inc.(a)	1,681,942
25,246	Merck & Co., Inc.(a)	1,496,583
7,425	Minerva Neurosciences, Inc.(a)(b)	44,921
20,464	Nanosphere, Inc.(a)(b)	11,665
13,838	NanoString Technologies, Inc.(a)(b)	151,388
16,857	NuVasive, Inc.(a)(b)	587,804
95,110	Oncothyreon, Inc.(b)	182,611
2,946	Otonomy, Inc.(b)	70,704
2,870	Pacira Pharmaceuticals, Inc.(b)	278,160
5,000	PAREXEL International Corp.(a)(b)	315,450
50,366	Pfizer, Inc.(a)	1,489,323
19,380	ProQR Therapeutics NV(b)	333,142
8,688	Raptor Pharmaceutical Corp.(b)	83,318
5,012	Revance Therapeutics, Inc.(a)(b)	96,882
37,380	Sarepta Therapeutics, Inc.(a)(b)	788,718
1,787	Shire PLC, ADR	462,922
42,596	Streamline Health Solutions, Inc.(a)(b)	197,220
8,745	Team Health Holdings, Inc.(a)(b)	507,123
1,068	Thermo Fisher Scientific, Inc.	129,976
19,383	VCA, Inc.(b)	762,333
10,133	Wright Medical Group, Inc.(b)	307,030
2,866	ZS Pharma, Inc.(a)(b)	112,433

		28,527,130

	Industrials — 0.6%
6,020	Norfolk Southern Corp.(a)	671,832

	Information Technology — 3.4%
43,504	Intel Corp.(a)	1,514,809
47,682	Microsoft Corp.(a)	2,210,537

		3,725,346

	Materials — 0.0%
1,400	Mesabi Trust(a)	26,726

	Total Common Stocks (Cost $84,485,481)	86,750,398

PREFERRED STOCKS — 1.2%
	Financials — 1.2%
155,000	Fannie Mae, Series R, 7.625%(a)	1,216,750
5,162	Fannie Mae, Series S, 8.250%(a)	47,490

	Total Preferred Stocks (Cost $1,419,839)	1,264,240

WARRANTS — 4.5%
	Financials — 4.5%
27,205	Ambac Financial Group, Inc., (Issued/exercisable 05/01/13, 1 Share for 1 Warrant, Expires 04/30/23, Strike Price $16.67)(a)	378,149
318,487	Bank of America Corp., (Issued/exercisable 01/09/09, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $30.79)(a)	305,748

Shares		Fair Value
WARRANTS — (continued)

	Financials — (continued)
103,900	Bank of America Corp., (Issued/exercisable 01/15/09, 1 Share for 1 Warrant, Expires 01/16/19, Strike Price $13.30)(a)	$779,250
19,800	Capital One Financial Corp., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $42.13)(a)	792,792
35,200	Comerica, Inc., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $29.40)(a)	724,416
27,000	Hartford Financial Services Group, Inc., (Issued/exercisable 06/26/09, 1 Share for 1 Warrant, Expires 06/26/19, Strike Price $9.42)(a)	780,300
198,300	Zions Bancorporation, (Issued/exercisable 05/20/10, 1 Share for 1 Warrant, Expires 05/22/20, Strike Price $36.40)(a)	1,011,330
38,599	Zions Bancorporation, (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $36.27)(a)	96,497

	Total Warrants (Cost $4,628,382)	4,868,482

Total Long-Term Investments — 86.1% (Cost $90,533,702)		92,883,120

MONEY MARKET FUND — 15.6%
16,779,116	Federated Treasury Obligations Fund, Institutional Shares	16,779,116

	Total Money Market Fund (Cost $16,779,116)	16,779,116

Total Investments Before Investments Sold Short — 101.7% (Cost $107,312,818)		109,662,236

INVESTMENTS SOLD SHORT — (30.6)%

	Consumer Discretionary — (2.5)%
(829)	Chipotle Mexican Grill, Inc.(b)	(552,603)
(9,086)	iRobot Corp.(b)	(276,669)
(5,155)	Michael Kors Holdings, Ltd.(b)	(368,015)
(4,590)	Morningstar, Inc.	(311,661)
(1,084)	Netflix, Inc.(b)	(489,079)
(1,903)	Panera Bread Co., Class A(b)	(309,656)
(1,476)	Tesla Motors, Inc.(b)	(358,196)

		(2,665,879)

	Energy — (0.9)%
(2,500)	Callon Petroleum Co.(b)	(22,025)
(1,400)	Diamond Offshore Drilling, Inc.	(47,978)
(1,800)	Diamondback Energy, Inc.(b)	(134,604)
(3,000)	Hugoton Royalty Trust	(26,910)
(10,600)	Linn Energy, LLC	(319,484)
(3,000)	Memorial Production Partners LP	(66,000)
(7,000)	Triangle Petroleum Corp.(b)	(77,070)
(3,400)	Vanguard Natural Resources, LLC	(93,364)
(6,000)	Weatherford International PLC(b)	(124,800)
(6,000)	Whiting USA Trust I	(15,900)

		(928,135)

	Exchange Traded Funds — (6.3)%
(12,404)	Direxion Daily Financial Bull 3X Shares(b)	(1,273,395)

Continued

Sterling Capital Long/Short Equity Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Exchange Traded Funds — (continued)
(3,584)	iShares Nasdaq Biotechnology ETF	$(980,690)
(3,000)	iShares Russell 2000 ETF	(328,050)
(4,000)	Market Vectors Oil Service ETF	(198,440)
(9,300)	SPDR Dow Jones Industrial Average ETF Trust	(1,581,651)
(9,000)	SPDR S&P 500 ETF Trust	(1,773,180)
(18,700)	SPDR S&P Regional Banking ETF	(707,982)

		(6,843,388)

	Financials — (11.1)%
(25,600)	American Homes 4 Rent, Class A, REIT	(432,384)
(23,500)	American Residential Properties, Inc., REIT(b)	(430,990)
(34,200)	Astoria Financial Corp.	(423,738)
(6,379)	Bank of the Ozarks, Inc.	(201,066)
(36,200)	Capitol Federal Financial, Inc.	(427,884)
(9,500)	Commerce Bancshares, Inc.	(424,128)
(1,753)	Community Bank System, Inc.	(58,883)
(5,300)	Cullen/Frost Bankers, Inc.	(405,503)
(29,700)	Dime Community Bancshares, Inc.	(427,680)
(1,641)	Federal Realty Investment Trust REIT	(194,393)
(12,600)	Financial Engines, Inc.	(431,109)
(50,100)	First Commonwealth Financial Corp.	(420,339)
(50,000)	First Niagara Financial Group, Inc.	(416,500)
(24,600)	FirstMerit Corp.	(432,960)
(13,200)	Hancock Holding Co.	(423,060)
(11,900)	Independent Bank Corp.	(425,068)
(22,500)	Mack-Cali Realty Corp., REIT	(429,975)
(35,600)	Northwest Bancshares, Inc.	(430,760)
(32,100)	Old National Bancorp	(416,337)
(29,300)	People’s United Financial, Inc.	(423,971)
(9,700)	ProAssurance Corp.	(427,479)
(25,942)	Silver Bay Realty Trust Corp., REIT	(420,520)
(5,900)	Taubman Centers, Inc., REIT	(430,700)
(18,300)	Trustmark Corp.	(421,540)
(13,600)	United Bankshares, Inc.	(420,648)
(12,300)	Unum Group	(422,874)
(44,100)	Valley National Bancorp	(427,329)
(8,200)	Wells Fargo & Co.	(425,334)
(9,100)	Westamerica Bancorporation	(423,332)
(10,400)	Willis Group Holdings PLC	(430,560)

		(11,927,044)

	Health Care — (5.8)%
(4,779)	Aetna, Inc.	(387,099)
(1,603)	athenahealth, Inc.(b)	(211,099)
(1,800)	Biogen Idec, Inc.(b)	(595,458)
(2,628)	Computer Programs & Systems, Inc.	(151,084)
(5,944)	Cubist Pharmaceuticals, Inc.(b)	(394,325)
(2,115)	IDEXX Laboratories, Inc.(b)	(249,210)
(3,000)	Incyte Corp.(b)	(147,150)
(11,114)	Intrexon Corp.(b)	(206,498)
(6,385)	Isis Pharmaceuticals, Inc.(b)	(247,930)
(6,940)	Johnson & Johnson	(739,735)

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Health Care — (continued)
(12,713)	Medicines Co. (The)(b)	$(283,754)
(2,252)	Perrigo Co. PLC	(338,228)
(7,630)	ResMed, Inc.	(375,930)
(5,614)	Seattle Genetics, Inc.(b)	(208,729)
(2,614)	Sirona Dental Systems, Inc.(b)	(200,441)
(7,821)	UnitedHealth Group, Inc.	(674,561)
(5,721)	Varian Medical Systems, Inc.(b)	(458,366)
(3,658)	WellPoint, Inc.	(437,570)

		(6,307,167)

	Industrials — (0.2)%
(1,730)	Advisory Board Co. (The)(b)	(80,601)
(1,720)	SolarCity Corp.(b)	(102,512)

		(183,113)

	Information Technology — (3.8)%
(11,599)	Advent Software, Inc.	(366,065)
(1,873)	Demandware, Inc.(b)	(95,373)
(6,499)	Facebook, Inc., Class A(b)	(513,681)
(2,318)	First Solar, Inc.(b)	(152,548)
(1,416)	LinkedIn Corp., Class A(b)	(294,231)
(3,379)	MAXIMUS, Inc.	(135,599)
(7,429)	Pandora Media, Inc.(b)	(179,485)
(7,050)	salesforce.com inc(b)	(405,586)
(1,862)	ServiceNow, Inc.(b)	(109,448)
(1,676)	Splunk, Inc.(b)	(92,783)
(2,007)	Stratasys, Ltd.(b)	(242,405)
(2,715)	Trulia, Inc.(b)	(132,764)
(2,044)	Ultimate Software Group, Inc. (The)(b)	(289,246)
(6,916)	WebMD Health Corp.(b)	(289,158)
(1,265)	Workday, Inc., Class A(b)	(104,363)
(12,534)	Yahoo!, Inc.(b)	(510,761)
(2,945)	Yelp, Inc.(b)	(200,996)

		(4,114,492)

Total Investments Sold Short — (30.6)% (Cost $(33,462,006))		(32,969,218)

Total Investments — 71.1% (Cost $73,850,812)		76,693,018
Net Other Assets (Liabilities) — 28.9%		31,127,755

NET ASSETS — 100.0%		$107,820,773

(a)	Represents that all or a portion of the security was pledged as collateral in connection with short sales.
(b)	Represents non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange Traded Funds

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 15.7%
$ 30,788	Ally Auto Receivables Trust, Series 2012-1, Class A3, 0.930%, 2/16/16	$30,814
154,153	Ally Auto Receivables Trust, Series 2011-2, Class A4, 1.980%, 4/15/16	154,654
189,731	Ally Auto Receivables Trust, Series 2012-4, Class A3, 0.590%, 1/17/17	189,871
173,593	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class A2, 0.680%, 10/11/16	173,668
373,121	AmeriCredit Automobile Receivables Trust, Series 2011-5, Class B, 2.450%, 12/8/16	374,575
440,000	AmeriCredit Automobile Receivables Trust, Series 2012-5, Class B, 1.120%, 11/8/17	441,138
250,000	AmeriCredit Automobile Receivables Trust, Series 2012-4, Class B, 1.310%, 11/8/17	251,018
186,667	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-2A, Class A, 2.370%, 11/20/14(a)	187,002
500,000	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/18	498,594
500,000	Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.110%, 7/23/18	501,611
1,000,000	Citibank Omni Master Trust, Series 2009-A17, Class A17, 4.900%, 11/15/18(a)	1,005,673
54,016	Countrywide Asset-Backed Certificates, Series 2005-6, Class M1, 0.645%, 12/25/35(b)	53,785
600,000	Enterprise Fleet Financing, LLC, Series 2014-1, Class A2, 0.870%, 9/20/19(a)	599,931
500,000	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	499,745
250,000	Fifth Third Auto, Series 2013-1, Class A3, 0.880%, 10/16/17	250,977
500,000	Fifth Third Auto Trust, Series 2014-2, Class A3, 0.890%, 11/15/18	499,929
185,410	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.830%, 3/25/35(b)	184,770
126,596	Honda Auto Receivables Owner Trust, Series 2013-3, Class A2, 0.540%, 1/15/16	126,645
680,000	Honda Auto Receivables Owner Trust, Series 2013-4, Class A3, 0.690%, 9/18/17	680,375
300,000	Hyundai Auto Receivables Trust, Series 2012-C, Class B, 1.060%, 6/15/18	299,063
306,742	M&T Bank Auto Receivables Trust, Series 2013-1A, Class A2, 0.660%, 2/16/16(a)	306,896
105,818	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.345%, 1/25/36(b)	104,162
117,683	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.415%, 11/25/35(b)	115,899
154,310	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.655%, 3/25/35(b)	152,913
69,473	Santander Drive Auto Receivables Trust, Series 2013-3, Class A2, 0.550%, 9/15/16	69,484
500,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class B, 1.330%, 5/15/17	501,385
250,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	250,499
370,000	Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.160%, 1/15/19	370,530

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$ 303,096	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-OPT1, Class A4, 0.315%, 4/25/36(b)	$301,228

	Total Asset Backed Securities (Cost $9,220,549)	9,176,834

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
150,796	Fannie Mae, Series 2009-114, Class AC, 2.500%, 12/25/23	153,614
40,844	Freddie Mac, Series 3229, Class KB, 5.000%, 7/15/35	40,911

	Total Collateralized Mortgage Obligations (Cost $194,364)	194,525

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.7%
85,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	90,283
94,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.466%, 11/10/42(b)	95,306
345,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AJ, 4.953%, 7/10/43(b)	352,242
85,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4B, 4.943%, 9/11/42	87,846
9,503	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, 4.750%, 2/13/46(b)	9,499
500,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.400%, 7/15/44(b)	518,516
450,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(b)	466,507
299,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(b)	301,833
300,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.852%, 12/5/31(a)(b)	299,365
240,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(b)	245,051
300,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	303,711
196,848	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class A2, 0.854%, 4/15/28(a)(b)	196,774
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.934%, 4/15/30(a)(b)	499,679
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM, 5.446%, 12/15/44(b)	524,162
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	537,780

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 185,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805%, 6/12/43(b)	$188,699
500,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.488%, 1/12/44(b)	523,557
445,000	Morgan Stanley Capital I Trust, Series 2005-HQ7, Class AM, 5.380%, 11/14/42(b)	461,861
500,000	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM, 5.773%, 7/12/44(b)	535,956
586,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(b)	605,339

	Total Commercial Mortgage-Backed Securities (Cost $7,012,269)	6,843,966

CORPORATE BONDS — 61.4%

	Consumer Discretionary — 3.7%
200,000	D.R. Horton, Inc., 6.500%, 4/15/16	214,000
300,000	Daimler Finance North America, LLC, 3.000%, 3/28/16(a)	309,476
240,000	DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc., 3.500%, 3/1/16	248,376
250,000	ERAC USA Finance, LLC, 5.600%, 5/1/15(a)	257,166
250,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	251,875
350,000	Nissan Motor Acceptance Corp., 4.500%, 1/30/15(a)	354,653
260,000	Viacom, Inc., 1.250%, 2/27/15	260,868
250,000	Volkswagen International Finance NV, 1.625%, 3/22/15(a)	251,439

		2,147,853

	Consumer Staples — 1.4%
500,000	Dr Pepper Snapple Group, Inc., 2.900%, 1/15/16	513,597
310,000	SABMiller Holdings, Inc., 1.850%, 1/15/15(a)	311,216

		824,813

	Energy — 5.6%
500,000	BP Capital Markets PLC, 3.200%, 3/11/16	517,843
300,000	Buckeye Partners LP, 5.300%, 10/15/14	300,448
360,000	Canadian Natural Resources, Ltd., 1.450%, 11/14/14	360,216
265,000	El Paso Pipeline Partners Operating Co, LLC, 4.100%, 11/15/15	273,621
450,000	Enterprise Products Operating, LLC, Series G, 5.600%, 10/15/14	450,851
400,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	402,172
250,000	Noble Holding International, Ltd., 3.450%, 8/1/15	255,109
360,000	Petrobras International Finance Co., 2.875%, 2/6/15	362,221
350,000	Williams Partners LP, 3.800%, 2/15/15	353,880

		3,276,361

	Financials — 34.1%
450,000	ABN AMRO Bank NV, 1.035%, 10/28/16(a)(b)	454,059
336,000	ACE INA Holdings, Inc., 5.600%, 5/15/15	346,532
275,000	Ally Financial, Inc., 4.625%, 6/26/15	278,823

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$500,000	American Express Credit Corp., MTN, 2.750%, 9/15/15	$510,458
488,000	American International Group, Inc., 5.050%, 10/1/15	509,281
320,000	Associated Banc-Corp, 5.125%, 3/28/16	337,893
355,000	Axis Capital Holdings, Ltd., 5.750%, 12/1/14	358,195
500,000	Bank of New York Mellon Corp. (The), MTN, 2.500%, 1/15/16	512,050
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.000%, 2/26/16(a)	450,903
300,000	BNP Paribas SA, 3.250%, 3/11/15	303,564
442,000	Boston Properties LP, REIT, 5.000%, 6/1/15	454,984
549,000	Capital One Financial Corp., 2.150%, 3/23/15	553,380
560,000	Citigroup, Inc., 1.250%, 1/15/16	562,890
361,000	CNA Financial Corp., 5.850%, 12/15/14	365,139
695,000	Countrywide Financial Corp., 6.250%, 5/15/16	749,119
373,000	DDR Corp., REIT, 9.625%, 3/15/16	418,713
225,000	Duke Realty LP, REIT, 7.375%, 2/15/15	230,518
250,000	Eksportfinans ASA, 3.000%, 11/17/14	250,600
263,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	276,758
250,000	Fifth Third Bank, BKNT, 4.750%, 2/1/15	253,623
375,000	Ford Motor Credit Co., LLC, 7.000%, 4/15/15	387,900
500,000	General Electric Capital Corp., 2.250%, 11/9/15	508,801
575,000	Goldman Sachs Group, Inc. (The), 3.300%, 5/3/15	584,177
320,000	HCP, Inc., REIT, 3.750%, 2/1/16	332,269
142,000	HSBC Finance Corp., 5.000%, 6/30/15	146,678
190,000	HSBC Finance Corp., 5.500%, 1/19/16	201,111
315,000	Hyundai Capital Services, Inc., 6.000%, 5/5/15(a)	324,526
410,000	ING Bank NV, 2.000%, 9/25/15(a)	415,241
340,000	Jefferies Group, LLC, 3.875%, 11/9/15	349,843
540,000	JPMorgan Chase & Co., 5.150%, 10/1/15	563,234
240,000	Kemper Corp., 6.000%, 11/30/15	252,650
211,000	KeyBank NA, BKNT, 4.950%, 9/15/15	219,556
250,000	Lloyds Bank PLC, MTN, 4.375%, 1/12/15(a)	252,713
400,000	Manulife Financial Corp., 3.400%, 9/17/15	410,853
500,000	Morgan Stanley, GMTN, 4.000%, 7/24/15	513,271
305,000	MUFG Union Bank NA, BKNT, 5.950%, 5/11/16	327,444
255,000	National Retail Properties, Inc., REIT, 6.150%, 12/15/15	270,620
425,000	PNC Funding Corp., 2.700%, 9/19/16	438,546
350,000	Raymond James Financial, Inc., 4.250%, 4/15/16	366,772
228,000	Realty Income Corp., REIT, 5.500%, 11/15/15	239,735
525,000	Regions Financial Corp., 7.750%, 11/10/14	528,776
350,000	Royal Bank of Scotland Group PLC, 2.550%, 9/18/15	355,190
500,000	Societe Generale SA, 3.100%, 9/14/15(a)	510,318
350,000	Standard Chartered PLC, 5.500%, 11/18/14(a)	352,240
425,000	Sumitomo Mitsui Banking Corp., 0.900%, 1/18/16	425,297
365,000	SunTrust Banks, Inc., 3.600%, 4/15/16	379,912
405,000	Tanger Properties LP, REIT, 6.150%, 11/15/15	428,505
400,000	UBS AG, 7.000%, 10/15/15	424,866
500,000	Ventas Realty LP/Ventas Capital Corp., REIT, 3.125%, 11/30/15	513,433
575,000	Wells Fargo & Co., 1.250%, 7/20/16	578,344

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$125,000	WR Berkley Corp., 5.600%, 5/15/15	$128,567

		19,908,870

	Health Care — 1.6%
400,000	AbbVie, Inc., 1.200%, 11/6/15	401,505
205,000	Express Scripts Holding Co., 2.750%, 11/21/14	205,637
290,000	HCA, Inc., 6.375%, 1/15/15	292,537

		899,679

	Industrials — 4.5%
300,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	301,875
416,000	Equifax, Inc., 4.450%, 12/1/14	416,610
400,000	GATX Corp., 4.750%, 5/15/15	410,014
165,000	Norfolk Southern Corp., 5.750%, 1/15/16	175,135
390,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.125%, 5/11/15(a)	395,511
200,000	Textron, Inc., 6.200%, 3/15/15	205,040
365,000	Tyco Electronics Group SA, 1.600%, 2/3/15	366,391
330,000	Waste Management, Inc., 6.375%, 3/11/15	338,295

		2,608,871

	Materials — 3.8%
430,000	Dow Chemical Co. (The), 2.500%, 2/15/16	439,187
355,000	Ecolab, Inc., 2.375%, 12/8/14	356,326
390,000	Freeport-McMoRan Copper & Gold, Inc., 1.400%, 2/13/15	391,097
360,000	Glencore Finance Canada, Ltd., 2.050%, 10/23/15(a)	364,024
325,000	Rio Tinto Alcan, Inc., 5.000%, 6/1/15	334,482
325,000	Vale Overseas, Ltd., 6.250%, 1/11/16	345,062

		2,230,178

	Telecommunication Services — 3.2%
400,000	America Movil SAB de CV, 3.625%, 3/30/15	405,456
250,000	British Telecommunications PLC, 2.000%, 6/22/15	252,519
340,000	Qwest Corp., 7.500%, 10/1/14	340,000
275,000	Telefonica Emisiones SAU, 3.729%, 4/27/15	279,642
570,000	Verizon Communications, Inc., 2.500%, 9/15/16	584,986

		1,862,603

	Utilities — 3.5%
250,000	Appalachian Power Co., Series S, 3.400%, 5/24/15	254,382
200,000	Duke Energy Florida, Inc., 0.650%, 11/15/15	200,134
404,000	Progress Energy, Inc., 5.625%, 1/15/16	428,667
340,000	PSEG Power, LLC, 5.500%, 12/1/15	357,928
400,000	Sempra Energy, 6.500%, 6/1/16	436,448
365,000	Southern Power Co., Series D, 4.875%, 7/15/15	377,543

		2,055,102

	Total Corporate Bonds (Cost $35,820,918)	35,814,330

FOREIGN GOVERNMENT BOND — 0.5%

	Columbia — 0.5%
270,000	Republic of Colombia, 8.250%, 12/22/14	274,050

	Total Foreign Government Bond (Cost $274,392)	274,050

Principal Amount		Fair Value
MUNICIPAL BONDS — 9.3%

	Arizona — 0.4%
$250,000	Yavapai County Industrial Development Authority, Waste Management Inc. Project, Resource Recovery Improvements Revenue, Series A, 0.625%, 3/1/28(b)	$249,955

	Arkansas — 0.4%
215,000	Fort Smith, AR, Sales & Use Tax, Public Improvements Revenue, 2.000%, 5/1/15	217,214

	California — 1.3%
750,000	California State, Various Purpose 3, Recreational Facilities Improvements G.O., Taxable, 5.450%, 4/1/15	767,618

	Colorado — 0.2%
135,000	City & County of Denver, CO, Airport System, Alternative Minimum Tax, Refunding Revenue, Series A, 4.000%, 11/15/14	135,664

	Connecticut — 1.7%
560,000	New Haven, CT, Refunding Revenue, G.O, 3.000%, 11/1/14	561,288
450,000	West Haven, CT, Refunding Revenue, Series A, Taxable, G.O., 0.985%, 3/15/15	449,883

		1,011,171

	Florida — 0.2%
125,000	Greater Orlando Aviation Authority, FL, Refunding Revenue, Series B, Taxable, 4.780%, 10/1/14	125,015

	Illinois — 0.9%
500,000	Illinois State, Pension Funding, G.O., Taxable, OID, 4.050%, 6/1/15	510,575

	Indiana — 0.2%
125,000	Indiana Finance Authority, National Collegiate Project, Refunding & Acquisition Revenue, Callable 5/1/15 @ 100, 5.000%, 5/1/25	128,495

	Massachusetts — 0.2%
100,000	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Y1 (G.O. of Institution), 5.000%, 10/1/14	100,014

	Minnesota — 0.2%
100,000	Minneapolis-St. Paul Metropolitan Airports Commission, Subordinate Refunding Revenue, Series C, 4.000%, 1/1/15	100,988

	New Jersey — 0.2%
115,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series K, (NATL), 5.250%, 12/15/14	116,228

	New York — 0.4%
100,000	Long Island Power Authority, Refunding Revenue, Series B, 5.250%, 12/1/14	100,841
100,000	Metropolitan Transportation Authority, Transit Improvements Revenue, Series A2, 5.000%, 11/15/15	105,359

		206,200

	South Carolina — 1.7%
500,000	Myrtle Beach, SC, Hospitality Fee Refunding Revenue, Series A, Taxable, 1.050%, 6/1/15	501,520

Continued

Sterling Capital Ultra Short Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$ 465,000	South Carolina State Public Service Authority, Libor Index, Refunding Revenue, Series D, Taxable, Callable 12/1/14 @ 100, 1.028%, 6/1/15(b)	$465,563

		967,083

	Virginia — 1.3%
500,000	Amelia County Industrial Development Authority, Waste Management Project, Refunding Revenue, 0.625%, 4/1/27(b)	500,640
280,000	Virginia College Building Authority, 21st Century College & Equipment Improvements Revenue, 4.000%, 2/1/15	283,648

		784,288

	Total Municipal Bonds (Cost $5,416,912)	5,420,508

Shares
MONEY MARKET FUND — 0.3%
170,251	Federated Treasury Obligations Fund, Institutional Shares	170,251

	Total Money Market Fund (Cost $170,251)	170,251

Fair Value
Total Investments — 99.2% (Cost $58,109,655)	$57,894,464
Net Other Assets (Liabilities) — 0.8%	486,472

NET ASSETS — 100.0%	$58,380,936

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 10.7%
$548,165	AmeriCredit Automobile Receivables Trust, Series 2011-5, Class B, 2.450%, 12/8/16	$550,301
900,000	AmeriCredit Automobile Receivables Trust, Series 2012-5, Class B, 1.120%, 11/8/17	902,328
470,000	AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C, 2.670%, 1/8/18	477,165
1,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A, Class A, 2.100%, 3/20/19(a)	1,251,161
900,000	Enterprise Fleet Financing, LLC, Series 2014-1, Class A2, 0.870%, 9/20/19(a)	899,897
900,000	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	899,540
272,710	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.830%, 3/25/35(b)	271,769
500,000	Ford Credit Auto Owner Trust, Series 2012-D, Class B, 1.010%, 5/15/18	499,328
350,000	Hertz Vehicle Financing, LLC, Series 2013-1A, Class A1, 1.120%, 8/25/17(a)	349,525
400,000	Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.010%, 2/15/18	401,431
950,000	Hyundai Auto Receivables Trust, Series 2013-B, Class B, 1.450%, 2/15/19	946,556
155,200	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.345%, 1/25/36(b)	152,771
199,946	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE1, Class A3, 0.365%, 2/25/36(b)	199,262
107,935	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.415%, 11/25/35(b)	106,299
338,487	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.655%, 3/25/35(b)	335,423
1,020,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 4/16/18	1,040,724
700,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	701,396

	Total Asset Backed Securities (Cost $10,009,289)	9,984,876

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
180,397	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	191,819
189,740	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	193,475
270,060	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	279,167
93,679	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	100,636
210,656	Freddie Mac, Series 2770, Class UE, 4.500%, 3/15/19	221,881
95,790	Freddie Mac, Series 3414, Class A, 4.500%, 7/15/22	96,442
15,203	Freddie Mac, Series 3591, Class A, 4.000%, 1/15/23	15,264
735,000	Ginnie Mae, Series 2013-165, Class PB, 3.000%, 3/20/41	763,683
122,511	PHHMC Trust, Series 2007-6, Class A1, 5.558%, 12/18/37(b)	123,327

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$108,511	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$112,038

	Total Collateralized Mortgage Obligations (Cost $2,080,196)	2,097,732

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.4%
589,505	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(b)	628,049
475,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	504,520
250,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.466%, 11/10/42(b)	253,474
200,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	203,884
600,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AJ, 4.953%, 7/10/43(b)	612,595
673,010	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(a)	657,052
500,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4B, 4.943%, 9/11/42	516,741
4,532	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, 4.750%, 2/13/46(b)	4,530
740,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	813,022
350,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.400%, 7/15/44(b)	362,961
475,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	507,434
443,998	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.974%, 3/15/49(b)	469,253
396,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(b)	410,526
615,000	Commercial Mortgage Trust, Series 2007-C9, Class A4, 5.989%, 12/10/49(b)	677,208
603,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(b)	608,714
500,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.852%, 12/5/31(a)(b)	498,942
360,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(b)	367,577
320,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	323,959
398,666	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.238%, 11/10/45(b)	411,420
275,587	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class A2, 0.854%, 4/15/28(a)(b)	275,483

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.934%, 4/15/30(a)(b)	$299,807
600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM, 4.780%, 7/15/42	612,029
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM, 5.446%, 12/15/44(b)	524,162
420,960	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	445,731
600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	645,336
462,325	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/39(b)	484,384
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(b)	507,524
500,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.488%, 1/12/44(b)	523,557
765,000	Morgan Stanley Capital I Trust, Series 2006-T23, Class A4, 5.984%, 8/12/41(b)	815,657
780,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.455%, 1/11/43(b)	878,874
394,000	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM, 5.773%, 7/12/44(b)	422,333
638,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(b)	659,055
353,109	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(b)	371,535

	Total Commercial Mortgage-Backed Securities (Cost $16,860,451)	16,297,328

CORPORATE BONDS — 64.3%

	Consumer Discretionary — 5.1%
370,000	Daimler Finance North America, LLC, 2.625%, 9/15/16(a)	380,831
400,000	ERAC USA Finance, LLC, 6.375%, 10/15/17(a)	455,042
500,000	Ford Motor Credit Co., LLC, 6.625%, 8/15/17	565,240
385,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	387,888
200,000	Hyundai Capital America, 1.875%, 8/9/16(a)	202,482
395,000	Hyundai Capital America, 1.450%, 2/6/17(a)	394,716
350,000	Levi Strauss & Co., 7.625%, 5/15/20	369,250
500,000	Lowe’s Cos., Inc., 6.100%, 9/15/17	565,828
550,000	Time Warner Cable, Inc., 5.850%, 5/1/17	609,620
525,000	Volkswagen Group of America Finance, LLC, 1.250%, 5/23/17(a)	522,170
355,000	Whirlpool Corp., 1.350%, 3/1/17	353,794

		4,806,861

	Consumer Staples — 1.0%
500,000	Anheuser-Busch InBev Finance, Inc., 1.250%, 1/17/18	490,957

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Staples — (continued)
$480,000	CVS Caremark Corp., 1.200%, 12/5/16	$480,689

		971,646

	Energy — 7.6%
410,000	BP Capital Markets PLC, 2.248%, 11/1/16	420,548
295,000	Chesapeake Energy Corp., 3.484%, 4/15/19(b)	295,737
390,000	CNOOC Finance 2013, Ltd., 1.125%, 5/9/16	390,306
460,000	Energy Transfer Partners LP, 6.125%, 2/15/17	507,815
570,000	FMC Technologies, Inc., 2.000%, 10/1/17	574,397
530,000	Kinder Morgan, Inc., 7.000%, 6/15/17	584,325
350,000	Kodiak Oil & Gas Corp., 8.125%, 12/1/19	375,375
375,000	Magellan Midstream Partners LP, 5.650%, 10/15/16	408,912
375,000	Petrobras International Finance Co., SA, 3.500%, 2/6/17	381,518
450,000	Phillips 66, 2.950%, 5/1/17	467,552
380,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	424,229
425,000	Plains Exploration & Production Co., 7.625%, 4/1/20	452,625
325,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	337,188
500,000	Southern Natural Gas Co., LLC, 5.900%, 4/1/17(a)	551,974
350,000	Total Capital International SA, 0.803%, 8/10/18(b)	353,346
300,000	Transcontinental Gas Pipe Line Co., LLC, 6.400%, 4/15/16	324,256
250,000	Williams Partners LP/ Williams Partners Finance Corp., 7.250%, 2/1/17	281,535

		7,131,638

	Financials — 36.9%
475,000	ABN AMRO Bank NV, 4.250%, 2/2/17(a)	505,020
565,000	Aegon NV, 4.625%, 12/1/15	590,375
400,000	Aflac, Inc., 2.650%, 2/15/17	412,322
400,000	Ally Financial, Inc., 2.750%, 1/30/17	392,000
580,000	American Express Credit Corp., MTN, 1.125%, 6/5/17	575,922
410,000	American International Group, Inc., MTN, 5.450%, 5/18/17	451,818
500,000	American Tower Corp., REIT, 7.000%, 10/15/17	569,196
325,000	Axis Capital Holdings, Ltd., 5.750%, 12/1/14	327,925
1,000,000	Bank of America Corp., 5.750%, 12/1/17	1,112,701
480,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 0.842%, 9/9/16(a)(b)	483,058
540,000	BNP Paribas SA, MTN, 1.250%, 12/12/16	541,073
400,000	Caisse Centrale Desjardins, 1.550%, 9/12/17(a)	399,726
585,000	Capital One Bank USA NA, 1.300%, 6/5/17	581,885
238,000	CBRE Services, Inc., 6.625%, 10/15/20	250,233
380,000	Charles Schwab Corp., MTN (The), 6.375%, 9/1/17	432,875
350,000	CIT Group, Inc., 4.250%, 8/15/17	353,500
1,000,000	Citigroup, Inc., 1.934%, 5/15/18(b)	1,040,609
395,000	CNA Financial Corp., 6.500%, 8/15/16	433,811
315,000	Comerica Bank, BKNT, 5.750%, 11/21/16	345,164
600,000	Compass Bank, BKNT, 1.850%, 9/29/17	599,933
500,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.375%, 1/19/17	524,372
400,000	Credit Suisse, GMTN, 1.375%, 5/26/17	397,738

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$ 470,000	DDR Corp., REIT, 9.625%, 3/15/16	$527,601
250,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	263,078
250,000	Essex Portfolio LP, REIT, 5.500%, 3/15/17	273,974
422,000	Federal Realty Investment Trust, REIT, 6.200%, 1/15/17	467,951
250,000	Fifth Third Bancorp, 0.653%, 12/20/16(b)	249,449
325,000	Fifth Third Bank, BKNT, 1.150%, 11/18/16	325,116
948,000	General Electric Capital Corp., MTN, 5.625%, 9/15/17	1,059,584
390,000	HCP, Inc., MTN, REIT, 6.300%, 9/15/16	429,028
325,000	Health Care REIT, Inc., 4.700%, 9/15/17	353,012
500,000	Healthcare Realty Trust, Inc., REIT, 6.500%, 1/17/17	552,943
454,000	Host Hotels & Resorts LP, REIT, 5.875%, 6/15/19	481,039
575,000	HSBC Bank USA NA, BKNT, 6.000%, 8/9/17	643,813
325,000	Huntington National Bank (The), 1.375%, 4/24/17	324,431
325,000	ING Bank NV, 2.000%, 9/25/15(a)	329,155
605,000	Jackson National Life Global Funding, 1.250%, 2/21/17(a)	601,957
360,000	Jefferies Group, LLC, 5.500%, 3/15/16	381,121
935,000	JPMorgan Chase Bank NA, BKNT, 6.000%, 10/1/17	1,045,384
425,000	Kemper Corp., 6.000%, 11/30/15	447,401
500,000	KeyBank NA, MTN, 5.450%, 3/3/16	531,608
320,000	Kilroy Realty LP, REIT, 5.000%, 11/3/15	333,568
400,000	Kimco Realty Corp., REIT, MTN, 5.584%, 11/23/15	420,888
250,000	Lloyds Bank PLC, 4.875%, 1/21/16	263,003
385,000	Loews Corp., 5.250%, 3/15/16	409,842
305,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	328,682
250,000	Manufacturers & Traders Trust Co., BKNT, 0.533%, 3/7/16(b)	250,193
340,000	Manufacturers & Traders Trust Co., BKNT, 1.250%, 1/30/17	340,346
390,000	Manulife Financial Corp., 3.400%, 9/17/15	400,581
880,000	Morgan Stanley, 4.750%, 3/22/17	945,658
280,000	MUFG Union Bank NA, BKNT, 3.000%, 6/6/16	289,266
1,000,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	1,070,360
500,000	National Retail Properties, Inc., REIT, 6.150%, 12/15/15	530,627
250,000	National Rural Utilities Cooperative Finance Corp., 1.100%, 1/27/17	249,597
330,000	Nordea Bank AB, 1.250%, 4/4/17(a)	328,756
355,000	PNC Funding Corp., 5.625%, 2/1/17	386,997
350,000	Principal Financial Group, Inc., 1.850%, 11/15/17	350,116
500,000	Prudential Financial, Inc., MTN, 3.000%, 5/12/16	516,140
570,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	621,435
328,000	Royal Bank of Scotland Group PLC, 5.000%, 10/1/14	328,000
350,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	387,969
505,000	Standard Chartered Bank, 6.400%, 9/26/17(a)	565,044

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$600,000	Sumitomo Mitsui Banking Corp., GMTN, 1.350%, 7/11/17	$596,610
435,000	SunTrust Banks, Inc., 3.600%, 4/15/16	452,771
250,000	Tanger Properties LP, REIT, 6.150%, 11/15/15	264,510
400,000	Toronto-Dominion Bank (The), MTN, Series 1, 0.786%, 4/30/18(b)	403,126
375,000	Transatlantic Holdings, Inc., 5.750%, 12/14/15	396,675
400,000	Travelers Cos, Inc. (The), 6.250%, 6/20/16	436,173
350,000	UBS AG, MTN, 5.875%, 7/15/16	378,889
500,000	US Bank NA, 3.778%, 4/29/20(b)	508,772
800,000	Wachovia Corp., 5.625%, 10/15/16	870,898
250,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 1.750%, 9/15/17(a)	250,366

		34,484,759

	Health Care — 3.3%
500,000	Amgen, Inc., 1.250%, 5/22/17	497,372
440,000	DENTSPLY International, Inc., 2.750%, 8/15/16	452,522
670,000	Express Scripts Holding Co., 1.250%, 6/2/17	664,705
460,000	HCA, Inc., 6.375%, 1/15/15	464,025
250,000	Mylan, Inc., 7.875%, 7/15/20(a)	272,696
250,000	Ventas Realty LP, 1.550%, 9/26/16	251,718
500,000	Zoetis, Inc., 1.150%, 2/1/16	501,084

		3,104,122

	Industrials — 3.0%
270,000	Bombardier, Inc., 4.250%, 1/15/16(a)	274,050
450,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	452,812
400,000	Dover Corp., 5.450%, 3/15/18	446,660
350,000	Equifax, Inc., 4.450%, 12/1/14	350,513
350,000	Equifax, Inc., 6.300%, 7/1/17	392,206
450,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 3/15/16(a)	459,149
350,000	Service Corp. International, 7.000%, 6/15/17	381,500

		2,756,890

	Information Technology — 0.4%
395,000	Altera Corp., 1.750%, 5/15/17	397,078

	Materials — 3.2%
338,000	ArcelorMittal, 4.250%, 8/5/15	343,493
250,000	Cemex SAB de CV, 9.500%, 6/15/18(a)	278,362
415,000	FMG Resources August 2006 Pty, Ltd., 6.000%, 4/1/17(a)	418,113
545,000	Glencore Finance Canada, Ltd., 2.700%, 10/25/17(a)	554,093
484,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	532,400
400,000	Sealed Air Corp., 8.125%, 9/15/19(a)	432,000
450,000	Vale Overseas, Ltd., 6.250%, 1/11/16	477,779

		3,036,240

	Telecommunication Services — 2.2%
330,000	America Movil SAB de CV, 2.375%, 9/8/16	337,052
375,000	America Movil SAB de CV, 1.235%, 9/12/16(b)	379,192
400,000	GTP Acquisition Partners I, LLC, 7.628%, 6/15/16(a)	422,045
285,000	Level 3 Financing, Inc., 9.375%, 4/1/19	304,594
610,000	Verizon Communications, Inc., 1.764%, 9/15/16(b)	625,382

		2,068,265

Continued

Sterling Capital Short Duration Bond Fund

Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Utilities — 1.6%
$300,000	CMS Energy Corp., 4.250%, 9/30/15	$309,974
450,000	Duke Energy Corp., 2.150%, 11/15/16	459,735
400,000	Electricite de France SA, 1.150%, 1/20/17(a)	398,971
270,000	PSEG Power, LLC, 5.500%, 12/1/15	284,237

		1,452,917

	Total Corporate Bonds (Cost $60,280,567)	60,210,416

FOREIGN GOVERNMENT BONDS — 0.5%

	Columbia — 0.5%
400,000	Colombia Government International Bond, 7.375%, 1/27/17	452,000

	Total Foreign Government Bonds (Cost $453,698)	452,000

MORTGAGE-BACKED SECURITIES — 0.0%

	Fannie Mae — 0.0%
36,805	6.500%, 4/1/16, Pool #253706	37,758

	Total Mortgage-Backed Securities (Cost $36,850)	37,758

MUNICIPAL BONDS — 3.3%

	Arizona — 0.5%
500,000	Arizona School Facilities Board, Refunding Certificate of Participation, Taxable, Series A-1, 1.474%, 9/1/17	502,180

	Hawaii — 0.5%
445,000	Hawaii State Highway Revenue, Refunding, Taxable, Series C, 1.600%, 1/1/18	446,406

	Illinois — 0.3%
250,000	Chicago, IL, Midway International Airport Refunding Revenue, Taxable, Series C, 1.320%, 1/1/16	252,055

	Maine — 0.3%
250,000	Maine Municipal Bond Bank, Miscellaneous Purpose Revenue, Taxable, 1.708%, 6/1/16	253,588

	New Jersey — 0.3%
320,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series 00, 1.059%, 3/1/16	320,160

	South Carolina — 0.5%
500,000	South Carolina State Public Service Authority, Libor Index Refunding Revenue, Taxable, Series D, Callable 12/1/15 @ 100, 1.253%, 6/1/16(b)	503,325

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — 0.5%
$ 230,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	$233,848
200,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	203,534

		437,382

	Washington — 0.4%
390,000	Providence Health & Services Obligated Group Revenue, Taxable, 1.185%, 10/1/17(b)	392,230

	Total Municipal Bonds (Cost $3,085,000)	3,107,326

Shares
PREFERRED STOCKS — 0.3%

	Utilities — 0.3%
10,800	Dominion Resources, Inc., Series A, 8.375%	272,052

	Total Preferred Stocks (Cost $289,764)	272,052

MONEY MARKET FUND — 0.4%
339,661	Federated Treasury Obligations Fund, Institutional Shares	339,661

	Total Money Market Fund (Cost $339,661)	339,661

Total Investments — 99.2% (Cost $93,435,476)		92,799,149
Net Other Assets (Liabilities) — 0.8%		780,726

NET ASSETS — 100.0%		$93,579,875

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors.The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund

Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.3%
$1,215,757	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	$1,277,681
967,559	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	1,016,478
445,683	Ginnie Mae, Series 1999-17, Class F, 0.454%, 5/16/29(a)	447,098

	Total Collateralized Mortgage Obligations (Cost $2,685,555)	2,741,257

CORPORATE BONDS — 9.3%

	Financials — 9.3%
500,000	Barclays Bank PLC, 3.900%, 4/7/15	508,719
500,000	General Electric Capital Corp., MTN, 3.500%, 6/29/15	511,905
500,000	JPMorgan Chase & Co., GMTN, 1.100%, 10/15/15	502,080
1,000,000	MBNA Corp., 5.000%, 6/15/15	1,031,917
500,000	Morgan Stanley, 2.125%, 4/25/18	499,948

	Total Corporate Bonds (Cost $3,000,217)	3,054,569

FOREIGN GOVERNMENT BOND — 0.9%

	Poland — 0.9%
250,000	Republic of Poland, 6.375%, 7/15/19	293,750

	Total Foreign Government Bond (Cost $286,742)	293,750

MORTGAGE-BACKED SECURITIES — 17.2%

	Fannie Mae — 7.6%
1,867,563	3.584%, 9/1/20, Pool #FN0000	1,982,854
248,535	5.500%, 1/1/33, Pool #678321	278,416
214,849	6.000%, 7/1/37, Pool #938378	238,284

		2,499,554

	Freddie Mac — 8.6%
2,672,669	3.500%, 12/1/25, Pool #G14007	2,820,330

	Ginnie Mae — 1.0%
322,997	5.000%, 11/20/38, Pool #4283	346,047

	Total Mortgage-Backed Securities (Cost $5,318,332)	5,665,931

MUNICIPAL BONDS — 2.5%

	Illinois — 2.5%
810,000	Village of Rosemont, IL, Corporate Purpose, Refunding G.O., Taxable, Series B (AGM), 2.389%, 12/1/17	830,323

	Total Municipal Bonds (Cost $810,000)	830,323

U.S. GOVERNMENT AGENCIES — 38.8%

	Fannie Mae — 17.9%
300,000	1.250%, 12/27/19, STEP	299,195
250,000	1.000%, 8/16/27, STEP	249,325

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)

	Fannie Mae — (continued)
$2,000,000	6.250%, 5/15/29	$2,704,562
1,820,000	7.125%, 1/15/30	2,660,160

		5,913,242

	Federal Farm Credit Bank — 11.6%
500,000	0.875%, 5/22/17	499,034
3,000,000	4.670%, 2/27/18	3,337,257

		3,836,291

	Federal Home Loan Bank — 6.1%
2,000,000	1.250%, 1/17/23, Series 0000, STEP	2,001,010

	Freddie Mac — 3.2%
500,000	4.875%, 6/13/18	561,714
500,000	2.375%, 1/13/22	497,109

		1,058,823

	Total U.S. Government Agencies (Cost $12,467,129)	12,809,366

U.S. TREASURY NOTES — 21.6%
1,700,000	0.250%, 11/30/14	1,700,530
1,000,000	3.000%, 8/31/16	1,046,250
1,000,000	3.000%, 2/28/17	1,051,953
1,750,000	1.875%, 9/30/17	1,788,966
1,016,770	0.125%, 4/15/19(b)	1,019,233
510,540	0.625%, 1/15/24(b)	513,093

	Total U.S. Treasury Notes (Cost $7,124,839)	7,120,025

Shares
MONEY MARKET FUND — 0.2%
72,694	Federated Treasury Obligations Fund, Institutional Shares	72,694

	Total Money Market Fund (Cost $72,694)	72,694

Total Investments — 98.8% (Cost $31,765,508)		32,587,915
Net Other Assets (Liabilities) — 1.2%		396,804

NET ASSETS — 100.0%		$32,984,719

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

(b)	Inflation protection security. Principal amount periodically adjusted for inflation.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 9.6%
$4,646,000	Ally Auto Receivables Trust, Series 2013-2, Class A4, 1.240%, 11/15/18	$4,642,316
1,236,120	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.495%, 11/25/35(a)	1,186,836
9,154,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b)	9,048,967
1,018,000	CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	1,008,503
3,688,000	CarMax Auto Owner Trust, Series 2014-2, Class A3, 0.980%, 1/15/19	3,680,285
5,278,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	5,317,764
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/23	3,045,915
508,162	Credit-Based Asset Servicing and Securitization, LLC, Series 2005-CB5, Class AF2, STEP, 4.295%, 8/25/35	513,102
2,400,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	2,389,507
2,283,662	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.355%, 1/25/36(a)	2,161,167
846,217	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.655%, 3/25/35(a)	838,557
4,687,407	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.475%, 10/25/35(a)	4,544,666
3,200,000	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3, 0.910%, 10/22/18	3,191,798
3,294,000	World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.640%, 4/16/18	3,297,511
1,325,000	World Omni Auto Receivables Trust, Series 2014-A, Class A3, 0.940%, 4/15/19	1,321,542

	Total Asset Backed Securities (Cost $46,265,004)	46,188,436

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.7%
795,959	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 4.856%, 4/25/35(a)	788,463
922,120	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	959,010
1,564,036	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	1,579,032
271,313	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	282,993
18,081	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	18,066
223,525	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	236,006
1,028,262	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,093,368
413,228	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	413,636
212,087	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	216,262
311,829	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	324,751

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$174,376	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	$175,260
749,766	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	794,578
434,456	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	453,678
2,817,913	Fannie Mae, Series 2011-99, Class CV, 4.500%, 3/25/26	3,086,534
1,188,458	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	1,274,892
3,502,575	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	3,804,480
1,798,474	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	1,931,260
3,305,432	Freddie Mac, Series 4323, Class VA, 4.000%, 3/15/27	3,558,027
352,053	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	351,879
958,818	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	1,057,066
4,418,522	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	4,610,162
2,465,785	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	2,516,536
1,234,311	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	1,332,377
1,085,641	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	1,097,928
983,080	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	1,021,808
197,347	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	203,005
452,244	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	455,017
1,177,991	PHHMC Trust, Series 2007-6, Class A1, 5.558%, 12/18/37(a)	1,185,834
177,624	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	181,650
1,434,245	RAAC Trust, Series 2004-SP1, Class AI3, STEP, 6.118%, 3/25/34	1,468,272
1,160,614	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	1,213,658
633,522	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.462%, 12/25/34(a)	633,145
1,890,299	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	1,910,629
1,444,692	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.390%, 6/25/34(a)	1,463,136
599,062	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	611,852
332,180	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	338,252
209,833	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	216,555

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$1,248,763	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.615%, 1/25/35(a)	$1,244,861
604,315	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	620,200
1,329,553	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.606%, 10/25/35(a)	1,339,350
349,623	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	360,987

	Total Collateralized Mortgage Obligations (Cost $45,844,981)	46,424,455

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.8%
3,455,047	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	3,680,948
4,000,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	4,248,588
95,988	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.634%, 4/10/49(a)	95,939
3,138,000	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	3,378,280
2,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.466%, 11/10/42(a)	2,534,738
1,560,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	1,590,298
4,882,785	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	4,767,010
2,000,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	2,197,358
2,838,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	3,031,784
1,500,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.241%, 12/10/49(a)	1,643,267
1,208,000	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,253,730
3,845,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	3,986,046
2,828,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	2,854,798
2,189,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,267,920
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,450,371
2,704,232	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	2,863,362
2,350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	2,527,566
2,250,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	2,458,510

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,775,226	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	$1,913,447
760,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.370%, 9/15/45(a)	854,576
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(a)	507,524
4,487,310	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.690%, 2/12/51	4,939,972
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	685,794
4,500,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.455%, 1/11/43(a)	5,070,425
2,390,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.645%, 3/12/44(a)	2,521,746
4,482,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A5, 5.696%, 4/15/49(a)	4,881,768
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41(a)	1,049,365
764,668	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	764,523
2,065,562	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	2,173,352
2,296,139	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	2,454,228
2,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	2,200,454
2,381,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	2,437,725
1,008,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,047,406

	Total Commercial Mortgage-Backed Securities (Cost $81,654,430)	80,332,818

CORPORATE BONDS — 33.5%

	Consumer Discretionary — 3.2%
753,000	21st Century Fox America, Inc., 5.400%, 10/1/43	822,811
1,100,000	ERAC USA Finance, LLC, 5.625%, 3/15/42(b)	1,242,318
1,041,000	Ford Motor Co., 7.450%, 7/16/31	1,374,459
1,624,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	1,636,180
905,000	Grupo Televisa SAB, 6.000%, 5/15/18	1,021,519
1,443,000	Lear Corp., 5.375%, 3/15/24	1,450,215
1,400,000	Levi Strauss & Co., 7.625%, 5/15/20	1,477,000
800,000	Lowe’s Cos., Inc., 5.800%, 4/15/40	965,295
601,000	NBCUniversal Media, LLC, 5.950%, 4/1/41	733,579
791,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	850,325
1,325,000	Time Warner Cable, Inc., 4.000%, 9/1/21	1,394,186
1,250,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	1,396,875
1,050,000	Viacom, Inc., 5.850%, 9/1/43	1,166,729

		15,531,491

	Consumer Staples — 0.7%
1,240,000	Altria Group, Inc., 5.375%, 1/31/44	1,321,162

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Staples — (continued)
$1,052,000	CVS Health Corp., 6.125%, 9/15/39	$1,295,946
720,000	Lorillard Tobacco Co., 6.875%, 5/1/20	844,211

		3,461,319

	Energy — 4.8%
1,100,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	1,171,500
523,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	534,767
1,272,000	BP Capital Markets PLC, 1.375%, 11/6/17	1,263,251
1,200,000	Chesapeake Energy Corp., 3.484%, 4/15/19(a)	1,203,000
1,250,000	CNOOC Nexen Finance, 4.250%, 4/30/24	1,266,890
1,315,000	Continental Resources, Inc., 4.900%, 6/1/44	1,281,938
875,000	Enable Midstream Partners LP, 5.000%, 5/15/44(b)	878,445
725,000	Energy Transfer Partners LP, 9.000%, 4/15/19	908,474
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,404,554
582,000	EQT Midstream Partners LP, 4.000%, 8/1/24	573,702
633,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/20	693,211
1,562,000	Kinder Morgan Energy Partners LP, 5.000%, 3/1/43	1,444,177
1,120,000	Kodiak Oil & Gas Corp., 8.125%, 12/1/19	1,201,200
856,000	NuStar Logistics LP, 8.150%, 4/15/18	973,700
1,086,000	Petrobras International Finance Co., SA, 3.500%, 2/6/17	1,104,875
992,000	Phillips 66, 5.875%, 5/1/42	1,175,540
954,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	1,001,700
1,127,000	Schlumberger Investment SA, 3.300%, 9/14/21(b)	1,165,825
1,183,000	Shell International Finance BV, 4.550%, 8/12/43	1,250,968
1,490,000	Statoil ASA, 4.800%, 11/8/43	1,614,476
706,000	Williams Partners LP, 4.300%, 3/4/24	720,088

		22,832,281

	Financials — 17.9%
1,250,000	Ally Financial, Inc., 2.750%, 1/30/17	1,225,000
1,156,000	Apollo Management Holdings LP, 4.000%, 5/30/24(b)	1,163,532
1,624,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	1,677,844
1,279,000	Associates Corp. of North America, 6.950%, 11/1/18	1,499,984
2,835,000	Bank of America Corp., MTN, 6.875%, 4/25/18	3,269,900
1,147,000	Bank of America Corp., MTN, 5.875%, 2/7/42	1,374,348
1,074,000	Bank of America Corp., Series K, 8.000%, 7/29/49(a)	1,157,912
2,573,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17	2,803,417
1,055,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(b)	1,082,729
1,772,000	CBRE Services, Inc., 6.625%, 10/15/20	1,863,081
1,190,000	CBRE Services, Inc., 5.250%, 3/15/25	1,182,562
1,500,000	CIT Group, Inc., 4.250%, 8/15/17	1,515,000
2,500,000	Citigroup, Inc., 1.934%, 5/15/18(a)	2,601,522
960,000	Citigroup, Inc., 5.875%, 1/30/42	1,157,012
1,378,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20	1,350,440
1,450,000	Credit Suisse, MTN, 3.625%, 9/9/24	1,430,582

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$1,474,000	CubeSmart LP, REIT, 4.800%, 7/15/22	$1,578,975
1,304,000	Excel Trust LP, REIT, 4.625%, 5/15/24	1,325,538
1,096,000	First Data Corp., 7.375%, 6/15/19(b)	1,153,650
1,038,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	1,397,030
1,699,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(a)	1,830,672
1,327,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	1,607,293
1,025,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	1,189,379
2,100,000	Health Care REIT, Inc., 4.950%, 1/15/21	2,310,370
1,300,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	1,264,961
1,676,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23	1,633,093
972,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	961,139
1,574,000	HSBC Finance Corp., 6.676%, 1/15/21	1,845,167
1,036,000	Jefferies Group, LLC, 8.500%, 7/15/19	1,280,092
1,376,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,405,583
1,347,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(a)	1,458,128
975,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b)	1,146,844
952,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	1,084,774
705,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	1,089,073
2,995,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	3,429,946
3,326,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	3,560,017
1,120,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(a)	1,107,400
762,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	1,173,132
1,400,000	Old Republic International Corp., 4.875%, 10/1/24	1,401,859
1,187,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	1,236,123
500,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	546,770
1,007,000	PNC Bank NA, BKNT, 6.000%, 12/7/17	1,137,983
1,305,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)	1,574,156
1,148,571	Prudential Holdings, LLC, 8.695%, 12/18/23(b)	1,452,223
1,065,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	1,161,101
1,100,000	Retail Opportunity Investments Partnership LP, REIT, 5.000%, 12/15/23	1,171,169
1,340,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	1,355,809
1,096,000	Royal Bank of Scotland Group PLC, 5.000%, 10/1/14	1,096,000
1,075,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	1,109,934
620,000	Senior Housing Properties Trust, REIT, 6.750%, 4/15/20	705,485
1,473,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	1,957,209
1,014,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	1,124,003
1,350,000	Standard Chartered Bank, 6.400%, 9/26/17(b)	1,510,514
1,060,000	Symetra Financial Corp., 4.250%, 7/15/24	1,065,219
927,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	1,286,253
805,000	Validus Holdings, Ltd., 8.875%, 1/26/40	1,137,630

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$1,225,000	Wachovia Corp., 5.500%, 8/1/35	$1,389,636
1,050,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	1,062,645

		85,668,842

	Health Care — 1.2%
1,136,000	DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	1,191,380
766,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(b)	810,045
1,157,000	HCA, Inc., 7.250%, 9/15/20	1,214,850
973,000	Humana, Inc., 4.950%, 10/1/44	975,341
460,000	Omnicare, Inc., 7.750%, 6/1/20	486,450
1,114,000	Ventas Realty LP, 5.700%, 9/30/43	1,282,273

		5,960,339

	Industrials — 0.9%
871,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	936,286
1,205,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	1,212,531
1,013,000	United Rentals North America, Inc., 7.375%, 5/15/20	1,076,313
1,060,000	Verisk Analytics, Inc., 5.800%, 5/1/21	1,193,634

		4,418,764

	Information Technology — 0.3%
1,214,000	Samsung Electronics America, Inc., 1.750%, 4/10/17(b)	1,217,597

	Materials — 2.1%
1,400,000	Cemex SAB de CV, 5.875%, 3/25/19(b)	1,407,000
1,186,000	Glencore Finance Canada, Ltd., 4.250%, 10/25/22(b)	1,188,559
729,000	International Paper Co., 7.300%, 11/15/39	938,071
1,248,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	1,329,120
1,140,000	LYB International Finance BV, 4.875%, 3/15/44	1,163,508
1,214,000	Mosaic Co. (The), 5.450%, 11/15/33	1,341,901
1,305,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	1,435,500
1,200,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,239,000

		10,042,659

	Telecommunication Services — 1.6%
681,000	British Telecommunications PLC, 9.625%, 12/15/30	1,069,357
1,185,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	1,370,778
1,300,000	GTP Acquisition Partners I, LLC, 7.628%, 6/15/16(b)	1,371,646
965,000	Level 3 Financing, Inc., 9.375%, 4/1/19	1,031,344
1,244,000	Verizon Communications, Inc., 6.550%, 9/15/43	1,554,244
1,247,000	Verizon Communications, Inc., 5.012%, 8/21/54(b)	1,252,920

		7,650,289

	Utilities — 0.8%
895,000	CMS Energy Corp., 8.750%, 6/15/19	1,136,351
1,004,000	Progress Energy, Inc., 3.150%, 4/1/22	1,007,481

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Utilities — (continued)
$1,477,000	PSEG Power, LLC, 2.450%, 11/15/18	$1,488,436

		3,632,268

	Total Corporate Bonds (Cost $155,913,405)	160,415,849

FOREIGN GOVERNMENT BONDS — 0.8%
	Mexico — 0.8%
1,094,000	United Mexican States, 5.550%, 1/21/45	1,215,434
2,628,000	United Mexican States, MTN, 4.750%, 3/8/44	2,608,290

		3,823,724

	Total Foreign Government Bonds (Cost $3,402,124)	3,823,724

MORTGAGE-BACKED SECURITIES — 10.1%

	Fannie Mae — 6.4%
44,238	5.000%, 8/1/20, Pool #832058	46,750
159,278	6.000%, 7/1/22, Pool #944967	173,390
176,557	5.000%, 9/1/25, Pool #255892	194,733
1,619,939	4.000%, 2/1/32, Pool #MA0977	1,740,289
4,361,672	4.000%, 6/1/34, Pool #MA1922	4,640,271
139,982	6.500%, 1/1/35, Pool #809198	159,898
61,664	6.000%, 4/1/35, Pool #735503	70,203
60,637	7.000%, 6/1/35, Pool #255820	69,058
91,243	7.000%, 6/1/35, Pool #830686	102,571
243,913	6.500%, 3/1/36, Pool #866062	279,027
136,840	6.500%, 7/1/36, Pool #885493	155,089
2,069,040	5.500%, 8/1/37, Pool #995082	2,318,749
1,175,687	4.500%, 10/1/39, Pool #AC2645	1,270,569
944,445	5.000%, 6/1/40, Pool #AD4927	1,045,787
643,111	5.000%, 6/1/40, Pool #AD8718	710,742
2,532,797	4.500%, 12/1/40, Pool #AH1100	2,739,419
2,087,554	4.500%, 5/1/41, Pool #AI1023	2,258,177
2,991,211	4.000%, 9/1/41, Pool #AI3940	3,156,558
1,038,664	4.500%, 11/1/41, Pool #AJ4994	1,122,570
3,124,109	4.000%, 1/1/42, Pool #MA0956	3,296,803
5,023,291	3.500%, 5/1/43, Pool #AB9368	5,141,500

		30,692,153

	Freddie Mac — 3.0%
243,944	5.500%, 10/1/21, Pool #G12425	266,193
197,361	5.000%, 12/1/21, Pool #J04025	210,438
285,782	5.000%, 7/1/25, Pool #C90908	314,505
585,854	2.500%, 1/1/28, Pool #J22069	592,900
481,145	4.000%, 11/1/31, Pool #C91410	513,624
1,868,540	3.500%, 4/1/32, Pool #C91437	1,946,037
2,933,482	3.500%, 7/1/32, Pool #C91467	3,053,336
258,225	5.000%, 3/1/36, Pool #G08115	285,683
21,587	6.500%, 5/1/36, Pool #A48509	24,409
72,182	5.000%, 7/1/36, Pool #G02291	79,769
779,123	6.500%, 9/1/36, Pool #G08152	880,958
411,888	5.000%, 2/1/37, Pool #A57714	453,270
285,058	4.500%, 10/1/39, Pool #A89346	307,621
1,056,833	5.000%, 6/1/40, Pool #C03479	1,169,122
596,179	3.767%, 7/1/40, Pool #1B4948(a)	627,991
2,515,496	5.000%, 7/1/40, Pool #A93070	2,782,462
943,033	4.000%, 7/1/44, Pool #G08595	994,187

		14,502,505

	Ginnie Mae — 0.7%
601,531	5.000%, 2/15/40, Pool #737037	664,824

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Ginnie Mae — (continued)
$2,350,601	4.500%, 9/20/40, Pool #4801	$2,563,167

		3,227,991

	Total Mortgage-Backed Securities (Cost $47,403,893)	48,422,649

MUNICIPAL BONDS — 8.7%

	California — 1.3%
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,190,583
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,867,529

		6,058,112

	Colorado — 0.4%
1,810,000	Colorado Housing & Finance Authority, Unemployment/Welfare Funding Revenue, Taxable, Series B, 1.600%, 5/15/16	1,835,575

	Connecticut — 0.7%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,193,140

	District of Columbia — 0.4%
1,835,000	George Washington University (The), Series 2012, 3.485%, 9/15/22	1,832,097

	Florida — 1.0%
2,135,000	Brevard County School District, Refunding Certificates of Participation, Taxable, Series B, 1.981%, 7/1/18	2,103,039
2,500,000	Greater Orlando Aviation Authority, Airport Facilities Refunding Revenue, Taxable, Series D, 3.733%, 10/1/20	2,697,600

		4,800,639

	Georgia — 0.4%
1,840,000	Rockdale County Water & Sewerage Authority, Refunding Revenue, Taxable (County GTD), 2.860%, 7/1/23	1,827,433

	Illinois — 0.9%
4,500,000	State of Illinois, Building Public Improvements Revenue, Taxable, 3.081%, 6/15/23	4,397,265

	New Jersey — 0.3%
1,305,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	1,304,243

	New York — 1.4%
750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	737,948
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	882,369
2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.774%, 3/1/20	3,208,763

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York — (continued)
$1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	$1,822,450

		6,651,530

	North Carolina — 0.9%
4,500,000	North Carolina Eastern Municipal Power Agency Refunding Revenue, Taxable, Series C, 2.440%, 1/1/17	4,557,240

	Pennsylvania — 0.4%
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,216,789

	Washington — 0.3%
1,680,000	Port of Vancouver, WA, Refunding G.O., Limited Tax, Taxable, Series B, 2.714%, 12/1/21	1,656,026

	Wisconsin — 0.3%
1,640,000	Milwaukee County, WI, Pension Promissory Notes, Refunding G.O., Taxable, Callable 12/1/22 @ 100, 3.862%, 12/1/30	1,628,422

	Total Municipal Bonds (Cost $40,715,901)	41,958,511

U.S. GOVERNMENT AGENCIES — 3.2%
	Fannie Mae — 0.7%
2,565,000	6.250%, 5/15/29	3,468,601

	Federal Home Loan Bank — 2.5%
12,065,000	0.500%, 9/28/16	12,029,662

	Total U.S. Government Agencies (Cost $15,529,573)	15,498,263

U.S. TREASURY BONDS — 1.1%
5,281,000	3.125%, 2/15/43	5,203,433

	Total U.S. Treasury Bonds (Cost $5,153,273)	5,203,433

U.S. TREASURY NOTES — 3.4%
8,289,000	1.750%, 5/31/16	8,468,382
5,700,000	0.875%, 7/15/17	5,680,403
1,582,000	1.500%, 5/31/19	1,565,561
508,000	2.750%, 2/15/24	519,946

	Total U.S. Treasury Notes (Cost $16,236,265)	16,234,292

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
PREFERRED STOCKS — 1.3%
	Financials — 0.9%
61,601	Citigroup Capital XIII, 7.875%	$1,658,299
41,677	Lloyds Banking Group PLC, 7.750%	1,094,855
50,135	US Bancorp, Series F, 6.500%	1,437,872

		4,191,026

	Telecommunication Services — 0.2%
28,000	Qwest Corp., 7.000%	704,480

	Utilities — 0.2%
45,650	Dominion Resources, Inc., Series A, 8.375%	1,149,924

	Total Preferred Stocks (Cost $5,907,546)	6,045,430

MONEY MARKET FUND — 0.6%
3,068,440	Federated Treasury Obligations Fund, Institutional Shares	3,068,440

	Total Money Market Fund (Cost $3,068,440)	3,068,440

Total Investments — 98.8% (Cost $467,094,835)		473,616,300
Net Other Assets (Liabilities) — 1.2%		5,544,637

NET ASSETS — 100.0%		$479,160,937

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.
(b)	Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — 96.1%

	Consumer Discretionary — 6.5%
$320,000	21st Century Fox America, Inc., 4.500%, 2/15/21	$347,664
390,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	399,053
360,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	362,700
455,000	Grupo Televisa SAB, 6.000%, 5/15/18	513,581
455,000	Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	451,184
255,000	Lear Corp., 5.375%, 3/15/24	256,275
325,000	Levi Strauss & Co., 7.625%, 5/15/20	342,875
340,000	Time Warner Cable, Inc., 4.000%, 9/1/21	357,753
230,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	257,025

		3,288,110

	Consumer Staples — 1.3%
380,000	Altria Group, Inc., 4.750%, 5/5/21	413,958
225,000	Lorillard Tobacco Co., 6.875%, 5/1/20	263,816

		677,774

	Energy — 13.0%
300,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	319,500
135,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	138,037
334,000	BP Capital Markets PLC, 1.375%, 11/6/17	331,703
385,000	Buckeye Partners LP, 2.650%, 11/15/18	384,519
400,000	Chesapeake Energy Corp., 3.484%, 4/15/19(b)	401,000
250,000	CNOOC Nexen Finance, 4.250%, 4/30/24	253,378
450,000	Enable Midstream Partners LP, 3.900%, 5/15/24(a)	447,568
421,000	Energy Transfer Partners LP, 9.000%, 4/15/19	527,542
120,000	EQT Midstream Partners LP, 4.000%, 8/1/24	118,289
248,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/20	271,590
272,000	Kinder Morgan Energy Partners LP, 6.850%, 2/15/20	319,007
225,000	Kodiak Oil & Gas Corp., 8.125%, 12/1/19	241,313
303,000	NuStar Logistics LP, 4.750%, 2/1/22	295,425
257,000	Petrobras International Finance Co., SA, 3.500%, 2/6/17	261,467
410,000	Petrofac, Ltd., 3.400%, 10/10/18(a)	421,391
350,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	390,737
410,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	430,500
305,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19	377,330
368,000	Western Gas Partners LP, 4.000%, 7/1/22	376,453
250,000	Williams Partners LP, 4.300%, 3/4/24	254,989

		6,561,738

	Financials — 56.0%
270,000	AgriBank FCB, Series AI, 9.125%, 7/15/19	343,450
352,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	369,524
255,000	Alleghany Corp., 4.950%, 6/27/22	276,115
335,000	Ally Financial, Inc., 2.750%, 1/30/17	328,300
280,000	Apollo Management Holdings LP, 4.000%, 5/30/24(a)	281,824
260,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	268,620
560,000	Associates Corp. of North America, 6.950%, 11/1/18	656,756

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$250,000	AXIS Specialty Finance PLC, 2.650%, 4/1/19	$250,825
940,000	Bank of America Corp., MTN, 6.875%, 4/25/18	1,084,200
725,000	Bank of America Corp., Series K, 8.000%, 7/29/49(b)	781,644
250,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 2.350%, 9/8/19(a)	247,902
485,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17	528,433
335,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(a)	397,435
450,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	461,827
335,000	CBRE Services, Inc., 6.625%, 10/15/20	352,219
255,000	CBRE Services, Inc., 5.250%, 3/15/25	253,406
335,000	CIT Group, Inc., 4.250%, 8/15/17	338,350
265,000	Citigroup, Inc., 3.500%, 5/15/23	254,054
338,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20	331,240
280,000	Credit Suisse, MTN, 3.625%, 9/9/24	276,250
397,000	CubeSmart LP, REIT, 4.800%, 7/15/22	425,274
355,000	DDR Corp., REIT, 9.625%, 3/15/16	398,507
365,000	Essex Portfolio LP, REIT, 3.250%, 5/1/23	353,334
300,000	Excel Trust LP, REIT, 4.625%, 5/15/24	304,955
485,000	Federal Realty Investment Trust, REIT, 6.200%, 1/15/17	537,811
355,000	First American Financial Corp., 4.300%, 2/1/23	357,262
250,000	First Data Corp., 7.375%, 6/15/19(a)	263,150
410,000	Ford Motor Credit Co., LLC, 2.375%, 1/16/18	413,779
1,100,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(b)	1,185,250
425,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	421,888
300,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(a)	348,111
235,000	Health Care REIT, Inc., 4.950%, 1/15/21	258,541
505,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	491,389
405,000	Healthcare Trust of America Holdings LP, REIT, 3.375%, 7/15/21	402,962
408,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	403,441
592,000	HSBC Finance Corp., 6.676%, 1/15/21	693,989
500,000	ING Bank NV, 4.000%, 3/15/16(a)	521,844
470,000	Jefferies Group, LLC, 8.500%, 7/15/19	580,737
308,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	314,622
825,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(b)	893,063
245,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	250,395
410,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	441,835
450,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)	512,761
245,000	Morgan Stanley, 5.375%, 10/15/15	256,587
872,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	998,635
869,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	930,143
345,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	454,297
325,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	365,092
255,000	Old Republic International Corp., 4.875%, 10/1/24	255,339
400,000	Pacific LifeCorp, 6.000%, 2/10/20(a)	455,510
265,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	289,788

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$300,000	Prudential Financial, Inc., 8.875%, 6/15/38(b)	$361,875
363,714	Prudential Holdings, LLC, 8.695%, 12/18/23(a)	459,871
400,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	436,094
390,000	Retail Opportunity Investments Partnership LP, REIT, 5.000%, 12/15/23	415,233
365,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	376,861
245,000	Senior Housing Properties Trust, REIT, 6.750%, 4/15/20	278,780
395,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	524,846
467,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	517,662
370,000	Standard Chartered Bank, 6.400%, 9/26/17(a)	413,993
250,000	SunTrust Banks, Inc., 3.500%, 1/20/17	262,209
270,000	Symetra Financial Corp., 4.250%, 7/15/24	271,329
375,000	UBS AG, MTN, 5.875%, 7/15/16	405,952
500,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 2.700%, 9/17/19(a)	501,186
250,000	WR Berkley Corp., 4.625%, 3/15/22	267,322

		28,355,878

	Health Care — 2.8%
303,000	DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	317,771
285,000	DENTSPLY International, Inc., 2.750%, 8/15/16	293,111
310,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(a)	327,825
250,000	HCA, Inc., 7.250%, 9/15/20	262,500
200,000	Omnicare, Inc., 7.750%, 6/1/20	211,500

		1,412,707

	Industrials — 4.7%
325,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	327,031
230,000	Dover Corp., 5.450%, 3/15/18	256,829
336,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	335,273
345,000	Textron, Inc., 3.650%, 3/1/21	353,490
445,000	United Rentals North America, Inc., 7.375%, 5/15/20	472,812
445,000	Verisk Analytics, Inc., 5.800%, 5/1/21	501,101
145,000	Worthington Industries, Inc., 4.550%, 4/15/26	150,167

		2,396,703

	Information Technology — 0.5%
250,000	Altera Corp., 1.750%, 5/15/17	251,316

	Materials — 5.8%
394,000	Cemex SAB de CV, 5.875%, 3/25/19(a)	395,970
585,000	Glencore Finance Canada, Ltd., 4.250%, 10/25/22(a)	586,262
390,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	415,350
330,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	363,000
339,000	Rock-Tenn Co., 4.900%, 3/1/22	363,381
254,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	262,255
500,000	Vale Overseas, Ltd., 6.250%, 1/23/17	550,840

		2,937,058

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Telecommunication Services — 4.7%
$450,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(a)	$520,549
305,000	GTP Acquisition Partners I, LLC, 7.628%, 6/15/16(a)	321,809
267,000	Level 3 Financing, Inc., 9.375%, 4/1/19	285,356
310,000	Telefonica Emisiones SAU, 3.992%, 2/16/16	322,583
525,000	Verizon Communications, Inc., 1.005%, 6/17/19(b)	532,278
347,000	Verizon Communications, Inc., 5.150%, 9/15/23	384,257

		2,366,832

	Utilities — 0.8%
313,000	CMS Energy Corp., 8.750%, 6/15/19	397,405

	Total Corporate Bonds (Cost $47,772,981)	48,645,521

Shares
PREFERRED STOCKS — 2.3%

	Financials — 1.3%
15,500	Citigroup Capital XIII, 7.875%(b)	417,260
10,196	Lloyds Banking Group PLC, 7.750%	267,849

		685,109

	Utilities — 1.0%
20,050	Dominion Resources, Inc., Series A, 8.375%	505,060

	Total Preferred Stocks (Cost $1,231,010)	1,190,169

MONEY MARKET FUND — 0.3%
134,079	Federated Treasury Obligations Fund, Institutional Shares	134,079

	Total Money Market Fund (Cost $134,079)	134,079

Total Investments — 98.7% (Cost $49,138,070)		49,969,769
Net Other Assets (Liabilities) — 1.3%		660,009

NET ASSETS — 100.0%		$50,629,778

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 14.8%
$ 388,495	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.495%, 11/25/35(a)	$373,006
600,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b)	593,116
422,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	425,179
650,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.160%, 9/16/24	616,252
625,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/23	634,566
300,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	379,934
350,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	348,470
650,000	Hertz Vehicle Financing, LLC, Series 2013-1A, Class A2, 1.830%, 8/25/19(b)	640,352
588,573	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.355%, 1/25/36(a)	557,002
399,583	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 0.625%, 8/25/35(a)	380,183
512,632	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.475%, 10/25/35(a)	497,021

	Total Asset Backed Securities (Cost $5,423,702)	5,445,081

COLLATERALIZED MORTGAGE OBLIGATIONS — 31.8%
233,555	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	242,899
180,875	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	188,662
6,575	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	6,570
205,312	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	216,827
222,966	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	235,416
270,595	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	287,728
94,870	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	96,737
187,097	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	194,850
227,715	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	228,869
290,046	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	307,382
263,280	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	274,929
605,641	Fannie Mae, Series 2011-99, Class CV, 4.500%, 3/25/26	663,374
375,000	Fannie Mae, Series 2011-15, Class VB, 4.000%, 9/25/29	397,980
112,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	106,700

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 323,680	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	$347,578
100,000	Freddie Mac, Series 3558, Class G, 4.000%, 8/15/24	107,679
39,689	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	40,550
302,792	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	302,643
487,327	Freddie Mac, Series 2525, Class AM, 4.500%, 4/15/32	532,514
183,926	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	206,267
150,000	Freddie Mac, Series 2702, Class CE, 4.500%, 11/15/33	163,132
312,321	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	338,878
654,613	Freddie Mac, Series 3835, Class BA, 4.000%, 8/15/38	695,047
529,895	Freddie Mac, Series 3753, Class PA, 3.500%, 9/15/39	552,128
466,357	Freddie Mac, Series 3816, Class HM, 4.500%, 5/1/40	511,894
400,834	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	418,219
279,425	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	298,639
640,000	Freddie Mac, Series 4176, Class CE, 3.000%, 3/15/43	579,501
399,767	Ginnie Mae, Series 2002-45, Class OC, 6.000%, 6/16/32	446,810
256,397	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	260,937
385,855	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	390,222
93,910	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	97,610
170,315	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	171,359
212,038	PHHMC Trust, Series 2007-6, Class A1, 5.558%, 12/18/37(a)	213,450
169,134	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	176,864
189,692	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 5.056%, 7/25/35(a)	193,190
385,775	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	389,924
163,652	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 5/25/35	165,576
71,888	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	73,202
47,805	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	48,826
66,263	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	68,386
446,668	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	458,409

	Total Collateralized Mortgage Obligations (Cost $11,557,009)	11,698,357

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.0%
$ 19,322	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.634%, 4/10/49(a)	$19,312
418,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.466%, 11/10/42(a)	423,808
200,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	203,884
476,369	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	465,074
100,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.241%, 12/10/49(a)	109,551
618,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	640,670
422,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	425,999
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	190,481
370,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	383,340
216,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	224,252
300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	322,668
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	546,336
375,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class AS, 4.043%, 7/15/47	384,095
165,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.370%, 9/15/45(a)	185,533
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	103,908
160,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.645%, 3/12/44(a)	168,820
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(a)(b)	840,210
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	440,091
370,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	378,815
154,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	160,020

	Total Commercial Mortgage-Backed Securities (Cost $6,738,156)	6,616,867

MORTGAGE-BACKED SECURITIES — 33.6%

	Fannie Mae — 18.0%
251,084	4.000%, 3/1/31, Pool #MA0667	268,428
761,501	4.000%, 5/1/32, Pool #MA1074	814,364
352,063	4.000%, 6/1/34, Pool #MA1922	374,551
343,629	5.500%, 6/1/38, Pool #984277	382,353
271,001	5.500%, 8/1/38, Pool #995072	304,027
265,839	4.500%, 9/1/39, Pool #AC1830	287,283
225,725	5.000%, 12/1/39, Pool #AC8518	249,425

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$ 170,206	4.500%, 9/1/40, Pool #AE0411	$184,953
369,252	4.500%, 10/1/40, Pool #AE4855	399,175
312,892	5.000%, 1/1/41, Pool #AH3373	346,777
303,028	3.500%, 2/1/41, Pool #AH5646	311,157
55,733	4.000%, 2/1/41, Pool #AH6188	58,961
658,121	4.000%, 3/1/41, Pool #AH4008	694,500
512,597	4.500%, 3/1/41, Pool #AB2467	559,144
202,649	4.500%, 6/1/41, Pool #AC9298	219,133
306,342	5.000%, 7/1/41, Pool #AI5595	340,103
807,543	3.500%, 5/1/43, Pool #AB9368	826,547

		6,620,881

	Freddie Mac — 13.1%
877,137	3.500%, 5/1/32, Pool #C91458	913,413
749,510	3.500%, 7/1/32, Pool #C91467	780,133
497,018	4.500%, 10/1/39, Pool #G05659	536,416
180,428	5.500%, 10/1/39, Pool #A89387	200,834
254,703	5.000%, 4/1/40, Pool #A91812	282,688
216,007	5.500%, 4/1/40, Pool #C03467	240,653
246,156	5.000%, 8/1/40, Pool #C03491	272,317
348,297	4.000%, 11/1/40, Pool #A94742	368,131
358,584	4.000%, 12/1/40, Pool #A95447	379,044
499,379	4.000%, 1/1/41, Pool #A96312	526,468
316,013	3.500%, 3/1/42, Pool #G08479	322,940

		4,823,037

	Ginnie Mae — 2.5%
294,265	4.500%, 6/15/39, Pool #720075	322,906
42,976	4.000%, 12/20/40, Pool #755678	45,930
211,076	4.500%, 3/20/41, Pool #4978	230,061
288,405	4.500%, 5/15/41, Pool #738310	316,458

		915,355

	Total Mortgage-Backed Securities (Cost $12,154,652)	12,359,273

U.S. GOVERNMENT AGENCIES — 0.8%

	Freddie Mac — 0.8%
210,000	6.250%, 7/15/32	292,464

	Total U.S. Government Agencies (Cost $272,142)	292,464

Shares
MONEY MARKET FUND — 0.7%
233,834	Federated Treasury Obligations Fund, Institutional Shares	233,834

	Total Money Market Fund (Cost $233,834)	233,834

Total Investments — 99.7% (Cost $36,379,495)		36,645,876
Net Other Assets (Liabilities) — 0.3%		102,660

NET ASSETS — 100.0%		$36,748,536

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.3%

	Kentucky — 98.3%
$500,000	Christian County, KY, Public Courthouse Corp., Court Facility Project, Refunding Revenue, (AMBAC), 4.000%, 8/1/16	$531,750
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	472,796
500,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, (State Intercept), 5.000%, 10/1/21	592,630
400,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building, Refunding Revenue, Series A, (AGM), 5.250%, 1/1/19	468,232
500,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, (NATL-RE), 4.500%, 9/1/17	553,980
510,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	617,110
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes, Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	569,048
700,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System, Improvements Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	777,791
500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Hospital Improvements Revenue, Series A, 5.000%, 6/1/16	533,740
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding & Improvement Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	623,265
500,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	544,355
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	498,646
460,000	Kentucky State Property & Buildings Commission, Project No. 83, Refunding Revenue, (AMBAC), 5.000%, 10/1/19	538,642
670,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	773,281
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	453,140
460,000	Laurel County, KY, Judicial Center Public Properties Corp., Justice Center Projects, Public Improvements Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	505,425
525,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	612,392

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$535,000	Louisville & Jefferson County, KY, Metropolitan Government, Catholic Health Initiatives, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 12/1/35	$584,407
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	572,675
500,000	Northern Kentucky University, University & College Improvements Revenue, Series A, Callable 9/1/17 @ 100, (AMBAC, State Intercept), OID, 4.250%, 9/1/21	541,925
540,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	608,791
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100, (Assured Guaranty), 5.250%, 9/15/21	614,763
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency, Refunding & Improvements Revenue, Series A, (XLCA), 4.000%, 1/1/16	610,009
660,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	760,808
270,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	311,531
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	228,370
380,000	Warren County, KY, Community Hospital Corp. Project, Refunding Revenue, Series A, 5.000%, 8/1/17	413,831

	Total Municipal Bonds (Cost $13,818,166)	14,913,333

Shares
MONEY MARKET FUND — 1.2%
175,522	Federated Tax-Free Obligations Fund, Institutional Shares	175,522

	Total Money Market Fund (Cost $175,522)	175,522

Total Investments — 99.5% (Cost $13,993,688)		15,088,855
Net Other Assets (Liabilities) — 0.5%		77,641

NET ASSETS — 100.0%		$15,166,496

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.2%

	District of Columbia — 4.8%
$ 575,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/20	$671,105
1,000,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/27	1,152,180

		1,823,285

	Maryland — 91.4%
810,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	902,534
500,000	Baltimore, MD, Consolidated Public Improvements, Refunding G.O., Series B, 5.000%, 10/15/20	598,685
600,000	Baltimore, MD, Refunding Certificate of Participation, Series A, 5.000%, 10/1/17	672,330
250,000	Baltimore, MD, Waste Water Projects Revenue, Series C, Callable 7/1/16 @ 100 (AMBAC), 5.000%, 7/1/26	268,685
1,000,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	1,221,040
890,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	1,080,451
1,025,000	Frederick County, MD, Public Facilities Improvements, Refunding G.O., Series B, 4.000%, 8/1/17	1,122,027
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	172,604
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	180,627
690,000	Maryland Community Development Administration, Residential Single Family Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	725,708
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	297,835
140,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	151,805
975,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	1,155,034
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	482,429
735,000	Maryland Economic Development Corp., University of Maryland College Park Projects, Refunding Revenue (AGC), 5.000%, 6/1/16	779,291

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 555,000	Maryland Environmental Service, Mid Shore II Regional Landfill, Resource Recovery Improvements Revenue, 4.000%, 11/1/17	$607,769
1,000,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	1,095,610
1,090,000	Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Refunding Revenue, Series A, 5.000%, 7/1/19	1,242,306
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame, Refunding Revenue, 4.000%, 10/1/19	985,500
1,000,000	Maryland Health & Higher Educational Facilities Authority, Frederick Memorial Hospital, Refunding Revenue, Series A, 5.000%, 7/1/22	1,153,100
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	572,790
1,000,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	1,181,730
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	609,829
1,000,000	Maryland Health & Higher Educational Facilities Authority, MedStar Health Inc., Health, Hospital, Nursing Home Improvements Revenue, Series B, Callable 8/15/23 @ 100, 5.000%, 8/15/38	1,087,290
320,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Health, Hospital, Nursing Home Improvements Revenue, 5.000%, 7/1/15	331,398
810,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	859,548
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Refunding Revenue, 5.000%, 7/1/19	461,200
1,160,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	1,402,718
500,000	Maryland State Department of Transportation, Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	570,840
1,100,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, Highway Improvements Revenue, Callable 3/1/19 @ 100, OID, 5.000%, 3/1/20	1,278,123

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$1,005,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, Transit Improvements Revenue, 5.000%, 3/1/16	$1,072,003
635,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, 5.000%, 7/1/19	746,138
1,000,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/22	1,159,620
1,000,000	Maryland, State & Local Facilities, Loan Public Improvements G.O., First Series, 4.000%, 8/15/21	1,147,900
590,000	Maryland, State & Local Facilities, Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	680,925
775,000	Montgomery County, MD, Consolidated Public Improvements, Refunding G.O., Series A, 5.000%, 7/1/15	803,450
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	554,455
1,000,000	Montgomery County, MD, Public Transportation Equipment Transit Improvements Certificate of Participation, 4.000%, 5/1/17	1,081,300
750,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	868,095
890,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	977,095

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 530,000	Talbot County, MD, Public School Improvements G.O., 5.000%, 12/15/16	$583,959
1,140,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/21	1,297,069
500,000	Washington Suburban Sanitary Commission, Water Supply G.O., Callable 6/1/17 @ 100, 4.000%, 6/1/20	538,655

		34,761,500

	Total Municipal Bonds (Cost $34,975,202)	36,584,785

Shares
MONEY MARKET FUND — 3.0%
1,144,092	Federated Tax-Free Obligations Fund, Institutional Shares	1,144,092

	Total Money Market Fund (Cost $1,144,092)	1,144,092

Total Investments — 99.2% (Cost $36,119,294)		37,728,877
Net Other Assets (Liabilities) — 0.8%		300,111

NET ASSETS — 100.0%		$38,028,988

AGC — Assured Guaranty Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.7%

	North Carolina — 97.7%
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,720,905
2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,713,153
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,151,980
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,139,950
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100, (XLCA), 5.000%, 6/1/18	1,090,645
1,000,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,148,830
1,985,000	Buncombe County, NC, Public Improvements Revenue, Series A, 4.000%, 6/1/17	2,160,772
2,000,000	Buncombe County, NC, Refunding Revenue, Limited Obligations, Series A, 5.000%, 6/1/20	2,371,680
1,000,000	Cabarrus County, NC, Installment Financing Contract, Correctional Facility Improvements Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,129,710
1,960,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, 5.000%, 1/1/17	2,149,885
1,685,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,933,807
1,730,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,969,328
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,485,111
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,702,430
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,755,441
1,160,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,314,083
1,030,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	1,154,125
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/19	1,125,700
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,128,430

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	$1,133,160
1,280,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,373,670
1,000,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,074,050
1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	1,185,540
1,000,000	Charlotte-Mecklenburg Hospital Authority, Carolinas Health Care System, Refunding Revenue, Series A, 5.000%, 1/15/17	1,100,730
2,000,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,498,540
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,256,840
1,000,000	Durham Capital Financing Corp., Limited Obligation Refunding Revenue, 5.000%, 6/1/21	1,201,830
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,642,424
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,302,560
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,950,690
1,085,000	Franklin County, NC, Public Facilities Projects, Certificate of Participation, Callable 9/1/17 @ 100 (NATL-RE), 5.000%, 9/1/22	1,196,581
1,000,000	Henderson County, NC, School Improvements Certificate of Participation, Series A (AMBAC), 5.000%, 6/1/16	1,072,070
1,030,000	Henderson County, NC, University & College Improvements Revenue, Series B, 4.000%, 12/1/16	1,105,592
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,211,707
1,150,000	Iredell County, NC, School Improvements Project, Certificate of Participation, Callable 6/1/16 @ 100 (AMBAC), 5.000%, 6/1/22	1,229,764
1,000,000	Iredell County, NC, School Improvements Project, Certificate of Participation, Callable 6/1/16 @ 100 (AMBAC), 5.000%, 6/1/23	1,067,290
1,000,000	Lee County, NC, Public Facilities Projects, School Improvements Certificate of Participation, Callable 4/1/17 @ 100 (AGM), 5.000%, 4/1/19	1,097,150
1,570,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/19	1,757,379
1,705,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/20	1,923,837

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	$2,008,615
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,857,376
800,000	Lincolnton, NC, Combined Enterprise System, Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), 5.000%, 5/1/17	813,288
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,411,100
1,280,000	Monroe, NC, Combined Enterprise System, Refunding Revenue (AGM), 4.000%, 3/1/19	1,424,896
1,460,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,579,954
1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	2,193,092
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,214,843
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,440,078
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,144,840
1,050,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,186,426
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,526,184
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,164,840
1,000,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 1/1/25	1,154,580
2,170,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	2,552,072
1,000,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	1,059,890
2,015,000	North Carolina Medical Care Commission, Blue Ridge Healthcare, Refunding Revenue, Series A, 4.000%, 1/1/16	2,089,535
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,105,078
1,515,000	North Carolina Medical Care Commission, Firsthealth Carolina, Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,676,211

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	$5,620,550
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	1,027,344
1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,354,900
375,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects, Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	375,019
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group, Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,099,860
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,546,585
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,703,961
2,600,000	North Carolina Medical Care Commission, Rex Healthcare, Refunding Revenue, Series A, 5.000%, 7/1/17	2,884,648
1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 11/10/14 @ 100, OID, 6.250%, 10/1/19	1,004,380
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,197,500
1,260,000	North Carolina Medical Care Commission, Wakemed Refunding Revenue, Series A, 5.000%, 10/1/22	1,480,198
2,000,000	North Carolina Medical Care Commission, Wakemed, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/27	2,264,460
745,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power, Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	832,091
2,500,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power, Refunding Revenue, Series B, Callable 1/1/20 @ 100, 5.000%, 1/1/21	2,886,975
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,390,600
1,000,000	North Carolina State, Annual Appropriation, Public Improvements Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/24	1,155,630

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,145,000	North Carolina State, Highway Improvements Vehicle, Revenue (NATL-RE), 5.000%, 3/1/16	$1,220,547
2,150,000	North Carolina State, Highway Improvements Vehicle, Revenue (NATL-RE), 5.000%, 3/1/17	2,375,105
4,000,000	North Carolina State, Highway Improvements Vehicle, Revenue, Callable 9/1/17 @ 100, 4.000%, 3/1/23(a)	4,336,080
4,550,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	5,020,243
2,925,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,184,945
2,380,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,645,108
1,000,000	North Carolina State, Water Utility Improvements, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,063,610
1,000,000	Onslow County, NC, Refunding G.O., 5.000%, 12/1/21	1,205,150
1,520,000	Onslow Water & Sewer Authority, Water Utility Improvements Revenue, Series B, Callable 11/10/14 @ 100 (XLCA), 5.000%, 6/1/21	1,525,928
1,365,000	Orange County, NC, Public Facilities Co., Public Improvements, Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,604,285
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18	1,250,197
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/19	1,152,770
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,407,896
1,390,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/24	1,600,224
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,600,637
2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,487,326
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,793,190
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,915,761
1,525,000	Rockingham County, NC, Public Improvements Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,684,408
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,708,490
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,139,620
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,670,101
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,218,030

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	$2,653,822
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	2,005,405
3,260,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,810,875
3,130,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,669,487
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,697,830
1,975,000	University of North Carolina System, The University of North Carolina at Greensboro, Refunding Revenue, Series B2, 5.000%, 4/1/17	2,186,661
1,005,000	University of North Carolina System, University & College Improvements Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17	1,088,897
1,565,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.250%, 10/1/14	1,565,172
1,000,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.500%, 10/1/17	1,100,150
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,485,655
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,146,600
1,000,000	Wilson, NC, Public Facilities Project, Public Improvements Certificate of Participation, Series A (Assured Guaranty), 5.000%, 5/1/16	1,069,240
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,113,060
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,174,090
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,111,460

	Total Municipal Bonds (Cost $187,145,696)	197,843,023

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments – (continued)
September 30, 2014

Shares		Fair Value
MONEY MARKET FUND — 1.8%
3,703,131	Federated North Carolina Municipal Cash Trust, Institutional Shares	$3,703,131

	Total Money Market Fund (Cost $3,703,131)	3,703,131

Total Investments — 99.5% (Cost $190,848,827)		201,546,154
Net Other Assets (Liabilities) — 0.5%		1,010,507

NET ASSETS — 100.0%		$202,556,661

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.9%

	South Carolina — 95.9%
$1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	$1,145,990
1,095,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/19	1,275,620
1,000,000	Beaufort County, SC, School District, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,088,410
215,000	Camden, SC, Combined Public Utility System, Unrefunded, Combined Refunding & Improvement Revenue, Callable 11/10/14 @ 100 (NATL), 5.000%, 3/1/15	215,836
760,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	819,432
595,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/20	700,999
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,220,900
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,197,740
2,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	3,003,000
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,540,703
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,469,708
1,170,000	Easley, SC, Combined Utility System Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	1,364,477
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,284,241
200,000	Educational Facilities Authority, Wofford College, University & College Improvements Revenue, Series A, 4.000%, 4/1/15	203,680
600,000	Educational Facilities Authority, Wofford College, University & College Improvements Revenue, Series B, 2.000%, 4/1/27(a)	601,830
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,171,030
1,895,000	Florence County, SC, Public Improvements, G.O., (State Aid Withholding), 4.000%, 6/1/20	2,149,157
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,196,160
1,075,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	1,170,922
570,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, OID, 4.250%, 12/1/21	610,419
1,000,000	Greenville Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,117,510

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,340,000	Greenville, SC, Hospital System Board, Facilities Refunding Revenue, 5.000%, 5/1/21	$1,561,730
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,145,580
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	594,527
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,302,723
500,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue (AGC), 5.000%, 12/1/16	545,900
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Series B, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,725,224
1,000,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/23	1,103,840
760,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	868,513
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,199,540
1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	1,093,130
940,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/22	1,092,966
790,000	Newberry Investing in Children’s Education, Newberry County School District Project, School Improvements Revenue, 5.250%, 12/1/14	796,004
535,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	569,893
810,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	963,001
970,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	1,025,067
550,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	620,796
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,101,000
420,000	Piedmont Municipal Power Agency, Power System, Prerefunded, Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	472,580
1,000,000	Renewable Water Resources Sewage System, Refunding Revenue, 4.000%, 1/1/20	1,122,580
1,000,000	Rock Hill, SC, Combined Utility System, Refunding & Improvements Revenue, Series B (AGM), 5.000%, 1/1/20	1,166,770
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,167,740

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @100, 5.000%, 4/1/33	$1,106,390
1,090,000	Rock Hill, SC. Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,270,787
1,235,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/18	1,359,278
825,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	907,269
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	570,745
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	578,800
550,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Refunding & Improvement Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	628,755
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,155,170
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%,7/1/23	1,709,445
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	569,290
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Refunding & Improvement Facilities Revenue, OID, 5.000%, 8/1/18	548,185
1,150,000	South Carolina State Ports Authority, Port, Airport & Marina Improvements Revenue, 5.000%, 7/1/19	1,330,515
540,000	South Carolina State Public Service Authority, Electricity Lights & Power Improvements Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	588,622
1,030,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	1,152,663
1,015,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	1,130,619

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,225,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL-RE), 5.000%, 1/1/22	$1,294,225
400,000	Spartanburg County, SC, School District No. 1, School Improvements G.O., Callable 9/1/16 @ 100 (AGM, SCSDE), 5.000%, 3/1/22	432,980
1,000,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, 5.000%, 4/15/20	1,154,410
600,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	667,308
830,000	Three Rivers Solid Waste Authority, Solid Waste Disposal Facilities, Refunding Revenue, 4.500%, 12/15/16	891,744
500,000	University of South Carolina, Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	569,480
170,000	York County, SC, School District No. 1, Refunding G.O., Series A, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/20	196,741

	Total Municipal Bonds (Cost $62,786,956)	65,600,289

Shares
MONEY MARKET FUND — 2.7%
1,824,320	Federated Tax-Free Obligations Fund, Institutional Shares	1,824,320

	Total Money Market Fund (Cost $1,824,320)	1,824,320

Total Investments — 98.6% (Cost $64,611,276)		67,424,609
Net Other Assets (Liabilities) — 1.4%		944,381

NET ASSETS — 100.0%		$68,368,990

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.0%

	District of Columbia — 1.7%
$ 1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,365,250
625,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	724,525

		2,089,775

	Virginia — 95.3%
1,000,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, 5.000%, 6/1/21	1,191,430
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%,6/1/23	2,050,327
2,760,000	Albemarle County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/20	3,259,781
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,079,630
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,210,810
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington, Refunding Revenue, 5.000%, 7/1/18	1,135,070
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,220,802
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,266,633
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project, Health, Hospital, Nursing, Home Improvements, Revenue, Series A, 4.500%, 3/1/21	1,636,643
1,875,000	Fairfax County, VA, Economic Development Authority, Goodwin House Inc., Refunding Revenue, Callable 10/1/17 @ 100, 5.000%, 10/1/27	1,985,231
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,996,875
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project, Refunding Revenue, (AGM-CR), OID, 5.250%, 8/15/19	1,130,610
595,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project, Refunding Revenue, Series C, 5.000%, 5/15/18	680,002
2,160,000	Fairfax County, VA, Sewer Improvements Revenue, Callable 7/15/21 @ 100, 5.000%, 7/15/22	2,593,793
965,000	Falls Church, VA, Public Improvements, G.O. (State Aid Withholding), 5.000%, 7/1/20	1,155,481

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	$1,117,040
1,350,000	Hampton, VA, Public Improvements, G.O. (State Aid Withholding), 5.000%, 4/1/21	1,624,833
1,000,000	Hampton, VA, Public Improvements, Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	1,149,120
1,430,000	Harrisonburg, VA, Public Improvements, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 7/15/23	1,743,556
1,060,000	James City County, VA, Economic Development Authority, Capital Projects, Refunding Revenue, 4.000%, 6/15/21	1,204,192
1,700,000	Leesburg, VA, Refunding G.O., callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,900,957
1,665,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,905,926
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B, (State Aid Withholding), 5.000%, 12/1/16	1,121,704
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,643,378
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,846,466
1,315,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, 5.000%, 2/1/18	1,491,131
1,445,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,596,364
2,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series A, 4.000%, 7/15/20	2,276,560
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,221,660
1,465,000	Norfolk Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,652,637
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,119,760
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,164,600

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	$1,170,270
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,143,010
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,156,840
1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	1,521,300
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,069,597
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,387,546
1,700,000	Portsmouth, VA, Public Improvements, Refunding G.O., Series A, Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	2,011,746
1,325,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	1,575,398
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,679,774
1,055,000	Portsmouth, VA, Refunding G.O., Series D, Callable 7/15/20 @ 100, 5.000%, 7/15/21	1,242,241
1,400,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 3.500%, 10/1/18	1,525,174
1,150,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 5.000%, 10/1/21	1,372,330
1,520,000	Richmond Metropolitan Authority, Expressway, Refunding Revenue, (NATL), 5.250%, 7/15/16	1,639,350
1,400,000	Riverside, VA, Regional Jail Authority, Refunding Revenue, 5.000%, 7/1/20	1,648,388
1,760,000	Riverside, VA, Regional Jail Authority, Refunding Revenue, 5.000%, 7/1/22	2,086,744
1,415,000	Roanoke, VA, Economic Development Authority, Carillion Health System, Remarketing, Refunding Revenue, Series C, (AGM), 5.000%, 7/1/17	1,575,235
1,100,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/15	1,130,789
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	992,510
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, Callable 7/1/20 @ 100, OID, 5.000%, 7/1/23	1,101,040
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,768,512
1,220,000	Spotsylvania County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/22	1,463,427

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	$1,595,001
1,515,000	Stafford County & Staunton Industrial Development Authority, Virginia Municipal League Association, Public Improvements Revenue, Series I, 4.000%, 2/1/16	1,582,221
2,425,000	Suffolk, VA, Public Improvements, Refunding G.O., Series A, (NATL-RE), 5.000%, 2/1/17	2,678,194
465,000	Suffolk, VA, Unrefunded, Refunding G.O., Callable 12/1/15 @ 100, 5.000%, 12/1/18	490,798
1,100,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project, Refunding Revenue, 5.000%, 9/1/19	1,292,522
2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A (State Intercept), 5.000%, 2/1/22	3,014,475
845,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, Callable 2/1/18 @ 100, (State Intercept), 5.000%, 2/1/21	949,594
1,000,000	Virginia College Building Authority, Educational Refunding Revenue, Series A, (State Intercept), 5.000%, 9/1/19	1,176,590
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	2,148,347
1,620,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Anticipation Revenue, Series A, 5.000%, 9/15/18	1,872,526
1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	2,222,072
1,500,000	Virginia Port Authority, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,736,295
1,025,000	Virginia Public Building Authority, Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100, (NATL-RE), 5.000%, 8/1/18	1,152,090
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,358,680
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution, School Improvement Revenue, Series B, Callable 8/1/17 @100, (NATL-RE), 5.000%, 8/1/26	1,106,130
1,150,000	Virginia Resources Authority, State Revolving Fund, Refunding Revenue, 5.500%, 10/1/17	1,315,945
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	1,967,175
1,255,000	Western Regional Jail Authority, Correctional Facilities Improvement Revenue, Callable 6/1/17 @ 100, (NATL-RE), 4.750%, 6/1/23	1,369,770

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	$1,070,898
2,000,000	York County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, 1.875%, 5/1/33(a)	2,044,020
845,000	York County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, 4.000%, 7/15/22	953,321

		116,730,887

	Total Municipal Bonds (Cost $112,990,171)	118,820,662

Shares		Fair Value
MONEY MARKET FUND — 3.0%
3,716,012	Federated Virginia Municipal Money Market Portfolio, Institutional Shares	$3,716,012

	Total Money Market Fund (Cost $3,716,012)	3,716,012

Total Investments — 100.0% (Cost $116,706,183)		122,536,674
Net Other Assets (Liabilities) — 0.0%		(21,908)

NET ASSETS — 100.0%		$122,514,766

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

CR — Custodial Receipts

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — 96.0%
$1,060,000	Berkeley County Building Commission, WV, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,182,260
975,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 3/1/15 @ 100, 5.000%, 3/1/22	990,483
670,000	Braxton County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/18 @ 100, (AGM, West Virginia Board Commission), 5.000%, 5/1/23	754,313
1,450,000	Cabell County, WV, Board of Education, School Improvements G.O., (NATL-RE), 5.000%, 5/1/16	1,554,719
1,215,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, 4.000%, 6/1/19	1,348,176
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,148,544
1,495,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,708,531
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100, (AGM), 4.000%, 7/1/24	1,161,336
2,250,000	Greenbrier County, WV, Board of Education, Public School Improvements G.O., (AGM), 5.000%, 5/1/18	2,574,833
1,605,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/19	1,789,254
715,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/20	801,343
1,700,000	Marshall University, WV, Refunding Revenue, 5.000%, 5/1/19	1,968,226
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%,5/1/26	1,568,295
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%,5/1/27	1,749,478
1,000,000	Mason County, WV, Appalachian Power Co., Industrial Improvements Revenue, Series L, 1.625%, 10/1/22(a)	1,002,880
1,545,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 5.000%, 5/1/20	1,818,928
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,183,920
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	767,934

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	$1,088,771
775,000	Monongalia County, WV, Building Commission Justice Center, Public Improvements Revenue, Series A, 4.000%, 2/1/21	859,669
405,000	Monongalia County, WV, Building Commission Justice Center, Public Improvements Revenue, Series A, Callable 2/1/21 @ 100, 4.000%, 2/1/22	442,507
815,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	948,171
1,205,000	Monongalia County, WV, Building Commission, Health, Hospital, Nursing Home Improvement Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,232,016
570,000	Ohio County, WV, County Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Series A, 5.350%, 6/1/17	602,467
860,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., 4.000%, 5/1/21	965,109
295,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/22	326,064
1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,322,663
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,265,586
1,000,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 3.000%, 5/1/19	1,079,010
1,655,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,875,843
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, 5.000%, 5/1/22	1,426,003
1,365,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, Callable 5/1/22 @ 100, 5.000%, 5/1/27	1,448,920
2,005,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 5/1/19	2,256,387
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,103,000
1,400,000	Shepherd University Board of Governors, Residence Facilities Projects, University & College Improvements, Revenue, Callable 6/1/15 @ 100, (NATL-RE), 5.000%, 6/1/25	1,443,218
1,215,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, 5.000%, 6/1/19	1,415,001

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/25	$3,493,290
4,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	5,407,286
750,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease, Refunding Revenue, Series B, 4.000%, 11/1/21	831,435
1,000,000	West Virginia Economic Development Authority, Ohio Power Co. Amos Project, Resource Recovery Improvements Revenue, Series A, 3.125%, 3/1/43(a)	1,012,150
1,710,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, 3.000%, 12/15/18	1,830,812
1,890,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	2,022,791
670,000	West Virginia Higher Education Policy Commission, Community & Technology Capital Improvements Revenue, Series A, 5.000%, 7/1/17	744,129
1,600,000	West Virginia Higher Education Policy Commission, Higher Education Facilities, Refunding Revenue, Series A, 5.000%, 4/1/20	1,877,184
250,000	West Virginia Higher Education Policy Commission, Higher Educational Facilities, Refunding Revenue, Series B, Callable 11/7/14 @ 100, (NATL), 5.000%, 4/1/16	250,963
440,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc., Health, Hospital, Nursing Home Improvements Revenue, Series A, OID, 6.500%, 9/1/16	474,364
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,244,840
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	614,179
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	736,111
1,555,000	West Virginia Housing Development Fund, Refunding Revenue, Series A, 2.750%, 11/1/20	1,606,082
2,350,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, (NATL), 5.000%, 7/1/16	2,538,188
1,855,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/18	2,069,865

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$1,650,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/19	$1,839,684
2,500,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/20	2,789,575
500,000	West Virginia School Building Authority, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	596,830
1,265,000	West Virginia School Building Authority, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,499,253
1,300,000	West Virginia School Building Authority, School Improvements Revenue, 5.000%, 7/1/18	1,484,834
1,050,000	West Virginia School Building Authority, School Improvements Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,173,564
1,840,000	West Virginia School Building Authority, School Improvements Revenue, Callable 7/1/18 @100, 5.250%, 7/1/21	2,096,919
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,147,664
1,320,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL, G.O. of Authority), 5.250%, 5/15/17	1,473,952
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL, G.O. of Authority), 5.250%, 5/15/19	2,347,680
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,175,240
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,949,831
500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/19	588,120
1,500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/20	1,784,625
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	2,000,460
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,735,800

	Total Municipal Bonds (Cost $97,131,133)	101,611,558

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2014

Shares		Fair Value
MONEY MARKET FUND — 5.0%
5,330,309	Federated Tax-Free Obligations Fund, Institutional Shares	$ 5,330,309

	Total Money Market Fund (Cost $5,330,309)	5,330,309

Total Investments — 101.0% (Cost $102,461,442)		106,941,867
Net Other Assets (Liabilities) — (1.0)%		(1,022,224)

NET ASSETS — 100.0%		$105,919,643

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2014. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund
Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
EQUITY FUNDS — 39.1%
194,874	Sterling Capital Equity Income Fund, Institutional Shares(a)	$3,698,714
154,500	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	3,717,268

	Total Equity Funds (Cost $6,140,298)	7,415,982

FIXED INCOME FUND — 57.7%
1,027,740	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	10,965,984

	Total Fixed Income Fund (Cost $10,567,733)	10,965,984

MONEY MARKET FUND — 3.0%
563,539	Federated Treasury Obligations Fund, Institutional Shares	563,539

	Total Money Market Fund (Cost $563,539)	563,539

Total Investments — 99.8% (Cost $17,271,570)		18,945,505
Net Other Assets (Liabilities) — 0.2%		41,621

NET ASSETS — 100.0%		$18,987,126

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
EQUITY FUNDS — 59.8%
602,678	Sterling Capital Equity Income Fund, Institutional Shares(a)	$11,438,837
477,790	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	11,495,626

	Total Equity Funds (Cost $19,263,991)	22,934,463

FIXED INCOME FUND — 38.6%
1,388,302	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	14,813,181

	Total Fixed Income Fund (Cost $14,392,331)	14,813,181

MONEY MARKET FUND — 1.9%
735,611	Federated Treasury Obligations Fund, Institutional Shares	735,611

	Total Money Market Fund (Cost $735,611)	735,611

Total Investments — 100.3% (Cost $34,391,933)		38,483,255
Net Other Assets (Liabilities) — (0.3)%		(104,357)

NET ASSETS — 100.0%		$38,378,898

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2014

Shares		Fair Value
EQUITY FUNDS — 75.3%
533,434	Sterling Capital Equity Income Fund, Institutional Shares(a)	$10,124,581
422,929	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	10,175,682

	Total Equity Funds (Cost $16,952,229)	20,300,263

FIXED INCOME FUND — 23.6%
595,007	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	6,348,725

	Total Fixed Income Fund (Cost $6,240,014)	6,348,725

MONEY MARKET FUND — 1.0%
284,071	Federated Treasury Obligations Fund, Institutional Shares	284,071

	Total Money Market Fund (Cost $284,071)	284,071

Total Investments — 99.9% (Cost $23,476,314)		26,933,059
Net Other Assets (Liabilities) — 0.1%		17,099

NET ASSETS — 100.0%		$26,950,158

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

(This page has been left blank intentionally.)

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2014

	Sterling Capital Large Cap Value Diversified Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$267,016,778	$744,335,890
Cash	33	289
Cash held at broker for securities sold short	—	—
Interest and dividends receivable	298,791	1,345,650
Receivable for investments sold	27,947,122	8,988,169
Receivable for capital shares issued	367,965	2,446,652
Deferred offering costs	—	—
Prepaid expenses	18,668	24,606

Total Assets	295,649,357	757,141,256

Liabilities:
Call options written
(premiums received $ — , $ — , $ — , $1,205,292, $1,282,703, $ — and $ — , respectively)	—	—
Securities sold short, at value
(proceeds $ — , $ — , $ — , $ — , $ — , $33,462,006 and $ — , respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	24,696,501	12,167,227
Payable for capital shares redeemed	17,250	460,291
Payable for dividends on short sales	—	—
Payable to broker for service fee on short sales	—	—
Accrued expenses and other payables:
Investment advisory fees	135,747	441,346
Accounting and administration out-of-pocket fees	2,727	4,856
Administration fees	20,551	57,294
Audit fees	12,485	34,657
Distribution (12b-1) fees	8,476	13,929
Transfer agent fees	11,717	75,935
Other fees	16,281	44,073

Total Liabilities	24,921,735	13,299,608

Net Assets	$270,727,622	$743,841,648

Net Assets Consist of:
Capital	$271,976,602	$579,948,794
Undistributed (distributions in excess of) net investment income (loss)	368,107	2,379,480
Accumulated realized gain (loss)	(40,845,675)	25,217,885
Net unrealized appreciation (depreciation)	39,228,588	136,295,489

Net Assets	$270,727,622	$743,841,648

Net Assets
Class A Shares	$34,395,061	$41,402,553
Class B Shares	989,954	1,310,706
Class C Shares	533,761	4,660,550
Institutional Shares	234,808,846	696,467,653
Class R Shares	—	186

Total	$270,727,622	$743,841,648

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,995,651	2,141,909
Class B Shares	58,449	72,299
Class C Shares	31,794	258,088
Institutional Shares	13,551,406	35,722,094
Class R Shares	—	10

Total	15,637,300	38,194,400

Net Asset Value
Class A Shares - redemption price per share	$17.24	$19.33

Class B Shares - offering price per share*	$16.94	$18.13

Class C Shares - offering price per share*	$16.79	$18.06

Institutional Shares	$17.33	$19.50

Class R Shares	$—	$18.93	**

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$18.29	$20.51

(a) Investments at cost	$227,788,190	$608,040,401

*	Redemption price per share varies by length of time shares are held.
**

The Sterling Capital Mid Value Fund and Sterling Capital Small Cap Value Diversified Fund net asset value for Class R Shares is calculated using unrounded net assets of $186.47 and $171.58 divided by the unrounded shares of 9.85 and 12.015, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Ultra Short Bond Fund

$130,827,241		$1,070,066,765	$2,082,538,389	$109,662,236	$57,894,464
25		568	1,072	253,051	—
—		—	—	30,663,837	—
308,834		1,083,653	3,643,855	73,139	511,713
35,992		1,312,113	850,319	4,015,576	—
298,594		1,896,643	5,273,806	1,001,804	6,878
—		—	—	1,780	—
16,513		28,249	44,407	24,312	19,348

131,487,199		1,074,387,991	2,092,351,848	145,695,735	58,432,403

—		738,800	755,940	—	—

—		—	—	32,969,218	—
—		—	1,189	—	7,942
30,870		4,493,844	8,867,953	4,450,219	—
2,117		693,987	2,724,710	266,634	11,844
—		—	—	28,983	—
—		—	—	931	—

84,707		661,153	1,211,826	129,350	9,535
3,604		7,057	14,387	2,941	6,978
10,316		80,448	158,162	7,779	4,302
6,499		46,540	99,313	4,626	2,713
2,629		181,891	420,237	735	2,216
9,575		74,762	228,284	5,121	2,370
8,752		59,194	124,726	8,425	3,567

159,069		7,037,676	14,606,727	37,874,962	51,467

$131,328,130		$1,067,350,315	$2,077,745,121	$107,820,773	$58,380,936

$122,036,240		$719,065,020	$1,640,793,415	$102,666,585	$58,675,783
603,308		—	1,949,676	—	(5,207)
137,268		47,136,072	50,723,332	2,312,009	(74,449)
8,551,314		301,149,223	384,278,698	2,842,179	(215,191)

$131,328,130		$1,067,350,315	$2,077,745,121	$107,820,773	$58,380,936

$9,681,144		$364,367,648	$714,456,823	$2,437,198	$11,183,529
324,038		7,704,211	7,516,306	—	—
311,570		120,469,089	315,947,974	330,130	—
121,011,206		574,782,933	1,038,012,559	105,053,445	47,197,407
172		26,434	1,811,459	—	—

$131,328,130		$1,067,350,315	$2,077,745,121	$107,820,773	$58,380,936

674,888		15,618,882	37,720,742	223,551	1,124,845
23,346		368,014	397,542	—	—
22,471		5,749,869	16,807,493	30,439	—
8,362,972		23,894,196	54,680,684	9,615,311	4,747,534
12		1,116	96,146	—	—

9,083,689		45,632,077	109,702,607	9,869,301	5,872,379

$14.34		$23.33	$18.94	$10.90	$9.94

$13.88		$20.93	$18.91	$—	$—

$13.87		$20.95	$18.80	$10.85	$—

$14.47		$24.06	$18.98	$10.93	$9.94

$14.28	**	$23.69	$18.84	$—	$—

5.75%		5.75%	5.75%	5.75%	0.50%

$15.21		$24.75	$20.10	$11.57	$9.99

$122,275,927		$769,384,034	$1,698,786,454	$107,312,818	$58,109,655

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2014

	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund
Assets:
Investments at fair value (a)	$92,799,149	$32,587,915
Interest and dividends receivable	698,100	183,738
Receivable for investments sold	—	300,358
Receivable for capital shares issued	459,496	30,162
Prepaid expenses	17,129	9,331

Total Assets	93,973,874	33,111,504

Liabilities:
Distributions payable	174,196	31,029
Payable for investments purchased	—	—
Payable for capital shares redeemed	165,926	69,824
Accrued expenses and other payables:
Investment advisory fees	21,469	11,936
Accounting and administration out-of-pocket fees	7,944	1,896
Administration fees	6,972	2,533
Distribution (12b-1) fees	3,636	2,726
Other fees	13,856	6,841

Total Liabilities	393,999	126,785

Net Assets	$93,579,875	$32,984,719

Net Assets Consist of:
Capital	$101,854,691	$39,408,802
Undistributed (distributions in excess of) net investment income (loss)	(13,873)	179,729
Accumulated realized gain (loss)	(7,624,616)	(7,426,219)
Net unrealized appreciation (depreciation)	(636,327)	822,407

Net Assets	$93,579,875	$32,984,719

Net Assets
Class A Shares	$10,468,170	$8,778,082
Class B Shares	—	263,858
Class C Shares	1,905,520	823,322
Institutional Shares	81,206,185	23,119,457
Class R Shares	—	—

Total	$93,579,875	$32,984,719

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,153,971	861,019
Class B Shares	—	25,970
Class C Shares	210,158	80,878
Institutional Shares	8,952,020	2,265,043
Class R Shares	—	—

Total	10,316,149	3,232,910

Net Asset Value
Class A Shares - redemption price per share	$9.07	$10.19

Class B Shares - offering price per share*	$—	$10.16

Class C Shares - offering price per share*	$9.07	$10.18

Institutional Shares	$9.07	$10.21

Class R Shares	$—	$—

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$9.26	$10.40

(a) Investments at cost	$93,435,476	$31,765,508

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund

$473,616,300	$49,969,769	$36,645,876	$15,088,855	$37,728,877
3,555,125	682,680	123,119	171,887	390,084
880,085	235,444	—	—	—
2,590,549	219,575	59,654	—	200
28,639	10,223	9,881	9,077	7,969

480,670,698	51,117,691	36,838,530	15,269,819	38,127,130

597,755	29,687	3,078	23,858	44,397
373,929	215,710	—	—	—
260,660	210,110	63,409	67,050	25,692

141,708	14,779	9,426	5,710	14,150
14,166	4,720	5,204	1,943	2,912
35,480	3,845	2,764	1,155	2,859
13,443	60	46	1,007	2,013
72,620	9,002	6,067	2,600	6,119

1,509,761	487,913	89,994	103,323	98,142

$479,160,937	$50,629,778	$36,748,536	$15,166,496	$38,028,988

$478,242,749	$49,767,917	$38,176,542	$13,856,598	$36,221,019
450,589	(29,685)	(353)	3,076	3,672
(6,053,866)	59,847	(1,694,034)	211,655	194,714
6,521,465	831,699	266,381	1,095,167	1,609,583

$479,160,937	$50,629,778	$36,748,536	$15,166,496	$38,028,988

$38,928,594	$268,545	$86,849	$4,615,052	$6,763,278
1,451,574	—	—	—	—
5,577,583	8,727	37,953	19,482	747,027
433,197,528	50,352,506	36,623,734	10,531,962	30,518,683
5,658	—	—	—	—

$479,160,937	$50,629,778	$36,748,536	$15,166,496	$38,028,988

3,650,630	26,190	8,769	425,140	602,107
135,989	—	—	—	—
522,251	852	3,837	1,794	66,489
40,601,951	4,912,202	3,696,045	971,588	2,712,794
533	—	—	—	—

44,911,354	4,939,244	3,708,651	1,398,522	3,381,390

$10.66	$10.25	$9.90	$10.86	$11.23

$10.67	$—	$—	$—	$—

$10.68	$10.24	$9.89	$10.86	$11.24

$10.67	$10.25	$9.91	$10.84	$11.25

$10.62	$—	$—	$—	$—

5.75%	2.00%	2.00%	2.00%	2.00%

$11.31	$10.46	$10.11	$11.08	$11.46

$467,094,835	$49,138,070	$36,379,495	$13,993,688	$36,119,294

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2014

	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$201,546,154	$67,424,609
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	2,784,253	893,557
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	127,822	181,275
Prepaid expenses	8,083	8,786

Total Assets	204,466,312	68,508,227

Liabilities:
Distributions payable	282,949	78,046
Payable for investments purchased	1,164,880	—
Payable for capital shares redeemed	321,057	11,137
Accrued expenses and other payables:
Investment advisory fees	74,638	25,250
Administration fees	15,084	5,101
Audit fees	9,718	3,197
Distribution (12b-1) fees	12,263	4,848
Printing fees	6,963	2,289
Transfer agent fees	9,403	3,240
Other fees	12,696	6,129

Total Liabilities	1,909,651	139,237

Net Assets	$202,556,661	$68,368,990

Net Assets Consist of:
Capital	$191,437,615	$65,441,817
Undistributed (distributions in excess of) net investment income (loss)	82,139	27,424
Accumulated realized gain (loss)	339,580	86,416
Net unrealized appreciation	10,697,327	2,813,333

Net Assets	$202,556,661	$68,368,990

Net Assets
Class A Shares	$48,425,827	$17,747,753
Class B Shares	—	—
Class C Shares	2,864,244	1,464,611
Institutional Shares	151,266,590	49,156,626

Total	$202,556,661	$68,368,990

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	4,408,489	1,592,931
Class B Shares	—	—
Class C Shares	260,928	131,472
Institutional Shares	13,771,361	4,441,868

Total	18,440,778	6,166,271

Net Asset Value
Class A Shares - redemption price per share	$10.98	$11.14

Class B Shares - offering price per share*	$—	$—

Class C Shares - offering price per share*	$10.98	$11.14

Institutional Shares	$10.98	$11.07

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.21	$11.37

Investments at cost:
(a) Investments at cost - unaffiliated	$190,848,827	$64,611,276
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$122,536,674	$106,941,867	$563,539	$735,611	$284,071
—	—	18,381,966	37,747,644	26,648,988
1,286,798	1,456,380	—	—	—
—	—	32,189	43,088	18,528
277,556	134,003	18,836	724	2,661
9,405	7,005	9,464	7,454	9,140

124,110,433	108,539,255	19,005,994	38,534,521	26,963,388

146,524	139,136	6,226	3,743	638
1,067,393	2,339,217	—	—	—
292,838	65,915	4,757	135,281	320

45,400	39,120	—	—	—
9,188	7,904	—	—	—
5,896	5,093	912	1,808	1,324
9,808	7,594	4,117	9,704	7,021
4,219	3,616	643	1,271	933
5,976	4,812	1,106	2,060	1,575
8,425	7,205	1,107	1,756	1,419

1,595,667	2,619,612	18,868	155,623	13,230

$122,514,766	$105,919,643	$18,987,126	$38,378,898	$26,950,158

$115,994,508	$101,105,880	$23,861,835	$42,336,981	$33,428,573
62,918	(16,917)	9,185	19,608	13,309
626,849	350,255	(6,557,829)	(8,069,013)	(9,948,469)
5,830,491	4,480,425	1,673,935	4,091,322	3,456,745

$122,514,766	$105,919,643	$18,987,126	$38,378,898	$26,950,158

$41,130,145	$35,190,177	$15,589,142	$35,437,426	$23,709,449
—	—	807,214	1,940,134	1,862,660
1,490,036	456,736	290,674	757,043	506,153
79,894,585	70,272,730	2,300,096	244,295	871,896

$122,514,766	$105,919,643	$18,987,126	$38,378,898	$26,950,158

3,410,746	3,464,046	1,471,596	3,325,163	2,282,194
—	—	76,032	185,731	183,755
123,590	44,953	27,600	72,321	50,148
6,627,033	6,909,725	214,825	22,764	83,736

10,161,369	10,418,724	1,790,053	3,605,979	2,599,833

$12.06	$10.16	$10.59	$10.66	$10.39

$—	$—	$10.62	$10.45	$10.14

$12.06	$10.16	$10.53	$10.47	$10.09

$12.06	$10.17	$10.71	$10.73	$10.41

2.00%	2.00%	5.75%	5.75%	5.75%

$12.31	$10.37	$11.24	$11.31	$11.02

$116,706,183	$102,461,442	$563,539	$735,611	$284,071
$—	$—	$16,708,031	$33,656,322	$23,192,243

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2014

	Sterling Capital Large Cap Value Diversified Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	5,497,887	10,366,833
Foreign tax withholding	—	(35)

Total investment income	5,497,887	10,366,798

Expenses:
Investment advisory fees (See Note 5)	1,790,708	4,970,433
Administration fees (See Note 5)	237,272	658,557
Distribution fees - Class A Shares	81,506	109,898
Distribution fees - Class B Shares	11,584	16,916
Distribution fees - Class C Shares	3,626	34,227
Distribution fees - Class R Shares	—	1
Trustee fees	26,210	72,584
Accounting and administration out-of-pocket fees	9,970	14,754
Audit fees	22,135	61,469
Custodian fees	12,737	35,671
Fund accounting fees (See Note 5)	19,186	53,256
Interest expense (See Note 7)	—	—
Legal fees	20,222	57,560
Offering costs	—	—
Printing fees	33,688	79,183
Registration fees	39,173	59,957
Transfer agent fees (See Note 5)	99,915	505,330
Other fees	17,200	43,263

Total expenses excluding dividend expense and service fee on securities sold short	2,425,132	6,773,059
Dividend expense	—	—
Service fee on securities sold short	—	—

Total expenses before waivers	2,425,132	6,773,059
Less expenses waived by the Investment Advisor (See Note 5)	(255,816)	—

Net expenses	2,169,316	6,773,059

Net investment income (loss)	3,328,571	3,593,739

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	24,509,455	43,524,374
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—
Change in unrealized appreciation/depreciation on:
Investments	23,928,652	14,394,606
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—

Total realized and unrealized gain (loss)	48,438,107	57,918,980

Change in net assets from operations	$51,766,678	$61,512,719

*	Commencement of operations was December 13, 2013.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund*	Sterling Capital Ultra Short Bond Fund

$—	$—	$—	$217,057	$656,132
2,639,290	10,617,484	61,497,098	982,887	19,770
(2,444)	(150,614)	(579,606)	(14,348)	—

2,636,846	10,466,870	60,917,492	1,185,596	675,902

998,564	7,116,323	14,262,667	954,236	109,123
123,565	880,759	1,893,122	58,622	50,619
25,576	804,334	1,820,767	1,691	35,529
3,885	84,771	91,971	—	—
3,094	1,078,724	3,090,854	726	—
1	2,373	13,746	—	—
13,758	96,135	209,552	5,681	5,333
14,762	18,441	36,320	9,526	28,593
11,546	82,207	176,562	6,913	4,351
6,715	47,397	100,758	3,505	2,765
9,985	71,249	152,997	23,773	4,092
—	—	—	725	—
10,873	75,304	169,254	4,408	4,460
—	—	—	5,341	—
15,660	103,551	225,747	8,686	6,198
41,582	56,912	102,195	12,149	18,629
65,287	508,850	1,927,363	28,431	21,371
10,330	58,049	128,167	3,210	5,857

1,355,183	11,085,379	24,402,042	1,127,623	296,920
—	—	—	338,993	—
—	—	—	505,926	—

1,355,183	11,085,379	24,402,042	1,972,542	296,920
—	—	—	—	—

1,355,183	11,085,379	24,402,042	1,972,542	296,920

1,281,663	(618,509)	36,515,450	(786,946)	378,982

5,016,811	54,460,461	42,751,741	3,591,959	(18,936)
—	1,122,825	(310,754)	65,701	—
—	—	—	(276)	—
—	—	—	(563,880)	—

2,429,437	124,858,464	104,284,118	2,349,418	(119,278)
—	913,577	526,763	—	—
—	—	—	(27)	—
—	—	—	492,788	—

7,446,248	181,355,327	147,251,868	5,935,683	(138,214)

$8,727,911	$180,736,818	$183,767,318	$5,148,737	$240,768

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2014

	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund
Investment Income:
Interest income	$1,916,009	$966,819
Dividend income	31,953	22

Total investment income	1,947,962	966,841

Expenses:
Investment advisory fees (See Note 5)	260,769	177,430
Administration fees (See Note 5)	80,628	38,374
Distribution fees - Class A Shares	29,333	23,710
Distribution fees - Class B Shares	—	3,856
Distribution fees - Class C Shares	9,813	8,928
Distribution fees - Class R Shares	—	—
Trustee fees	8,840	4,537
Accounting and administration out-of-pocket fees	31,398	7,524
Audit fees	7,444	3,566
Custodian fees	4,399	2,077
Fund accounting fees (See Note 5)	6,520	3,095
Legal fees	6,980	3,307
Printing fees	12,257	5,342
Registration fees	15,635	12,307
Transfer agent fees (See Note 5)	35,750	19,237
Other fees	6,532	5,304

Total expenses before waivers	516,298	318,594
Less expenses waived by the Investment Advisor (See Note 5)	(25,637)	—

Net expenses	490,661	318,594

Net investment income	1,457,301	648,247

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investments	(26,707)	611,948
Change in unrealized appreciation/depreciation on investments	(296,822)	(220,964)

Total realized and unrealized gain (loss)	(323,529)	390,984

Change in net assets from operations	$1,133,772	$1,039,231

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund

$16,779,351	$2,368,785	$1,235,103	$570,381	$1,068,625
525,476	137,806	—	10	23

17,304,827	2,506,591	1,235,103	570,391	1,068,648

1,724,289	224,888	139,109	74,543	178,862
432,576	59,760	36,927	15,385	36,912
100,019	543	172	13,235	18,165
16,816	—	—	—	—
51,079	74	63	624	8,838
28	—	—	—	—
48,341	6,965	4,323	1,735	4,147
49,435	18,276	20,768	8,019	11,453
40,275	5,552	3,434	1,440	3,443
22,765	3,182	2,026	917	2,046
34,952	4,818	2,981	1,242	2,981
36,799	5,328	3,043	1,278	3,221
51,858	13,115	5,983	2,249	4,877
24,878	13,656	12,969	3,143	6,429
181,602	23,868	14,659	6,543	17,176
33,888	6,366	4,649	2,619	4,183

2,849,600	386,391	251,106	132,972	302,733
(50,373)	—	(9,913)	—	—

2,799,227	386,391	241,193	132,972	302,733

14,505,600	2,120,200	993,910	437,419	765,915

2,925,519	523,009	57,805	222,100	302,682
6,225,213	1,043,688	420,142	68,244	674,535

9,150,732	1,566,697	477,947	290,344	977,217

$23,656,332	$3,686,897	$1,471,857	$727,763	$1,743,132

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2014

	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$6,531,188	$2,006,626
Dividend income - unaffiliated	57	42
Dividend income - affiliated	—	—

Total investment income	6,531,245	2,006,668

Expenses:
Investment advisory fees (See Note 5)	931,051	306,398
Administration fees (See Note 5)	192,092	63,198
Distribution fees - Class A Shares	127,314	47,046
Distribution fees - Class B Shares	—	—
Distribution fees - Class C Shares	35,364	12,300
Trustee fees	21,577	7,069
Accounting and administration out-of-pocket fees	25,666	15,758
Audit fees	17,857	5,821
Custodian fees	10,183	3,419
Fund accounting fees (See Note 5)	15,517	5,107
Legal fees	16,441	5,409
Printing fees	23,398	7,989
Registration fees	4,590	5,635
Transfer agent fees (See Note 5)	85,664	28,578
Other fees	15,193	5,890

Total expenses before waivers	1,521,907	519,617
Less expenses waived by the Investment Advisor (See Note 5)	—	—

Net expenses	1,521,907	519,617

Net investment income	5,009,338	1,487,051

Realized and Unrealized Gain:
Net realized gain from:
Investment transactions - unaffiliated	1,003,866	307,218
Investment transactions - affiliated	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	3,550,954	1,449,008

Total realized and unrealized gain	4,554,820	1,756,226

Change in net assets from operations	$9,564,158	$3,243,277

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$3,693,192	$3,249,663	$—	$—	$—
35	58	41	80	49
—	—	479,168	752,591	445,179

3,693,227	3,249,721	479,209	752,671	445,228

563,360	478,650	46,919	92,764	68,068
116,234	98,724	—	—	—
110,953	90,646	38,003	84,058	58,659
—	—	9,080	25,759	24,508
20,692	7,099	2,817	6,365	4,827
13,016	11,047	2,626	3,432	2,544
18,585	15,580	3,025	3,308	3,158
10,817	9,175	1,623	3,210	2,357
6,216	5,312	1,246	1,962	1,479
9,390	7,978	1,408	2,783	2,042
9,974	8,368	1,786	2,801	2,088
14,409	11,956	3,058	4,608	3,694
7,552	9,007	9,321	11,191	10,357
50,323	41,346	10,066	15,766	11,797
9,700	8,334	3,272	4,246	3,674

961,221	803,222	134,250	262,253	199,252
—	—	(46,919)	(92,764)	(68,068)

961,221	803,222	87,331	169,489	131,184

2,732,006	2,446,499	391,878	583,182	314,044

1,189,906	343,688	—	681	104
—	—	107,917	181,505	254,360
—	—	489,396	1,429,117	1,332,886
1,580,135	2,327,286	596,232	1,619,133	1,321,207

2,770,041	2,670,974	1,193,545	3,230,436	2,908,557

$5,502,047	$5,117,473	$1,585,423	$3,813,618	$3,222,601

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Large Cap Value Diversified Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$3,328,571	$2,649,103
Net realized gain	24,509,455	53,148,502
Change in unrealized appreciation/depreciation	23,928,652	(30,764,619)

Change in net assets from operations	51,766,678	25,032,986

Distributions to Class A Shareholders From:
Net investment income	(327,487)	(273,192)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(2,885)	(3,413)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(1,518)	(468)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(2,762,362)	(2,350,357)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(3,094,252)	(2,627,430)

Capital Transactions:
Change in net assets from capital transactions	(3,008,704)	(17,015,985)

Change in net assets	45,663,722	5,389,571
Net Assets:
Beginning of period	225,063,900	219,674,329

End of period	$270,727,622	$225,063,900

Undistributed net investment income (loss)	$368,107	$148,938

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$3,593,739	$4,330,655	$1,281,663	$536,139	$(618,509)	$2,315,936
43,524,374	44,691,877	5,016,811	17,566,790	55,583,286	83,744,906
14,394,606	71,663,696	2,429,437	4,942,679	125,772,041	55,754,523

61,512,719	120,686,228	8,727,911	23,045,608	180,736,818	141,815,365

(140,745)	(161,440)	(55,055)	(14,357)	(207,260)	(54,587)
(2,605,938)	—	(1,093,905)	(79,193)	(29,265,628)	(8,583,850)

—	(3,710)	(1,606)	—	—	—
(123,396)	—	(49,225)	(5,235)	(960,978)	(643,747)

(2,748)	(1,160)	(1,190)	—	—	—
(141,366)	—	(30,133)	(1,544)	(11,071,485)	(4,427,390)

(2,646,984)	(2,997,558)	(753,496)	(375,644)	(969,508)	(1,115,681)
(36,008,422)	—	(13,333,662)	(872,669)	(46,533,186)	(18,269,580)

(1)	(1)	(1)	(1)	—	—
(11)	—	(20)	(1)	(47,139)	(17,945)

(41,669,611)	(3,163,869)	(15,318,293)	(1,348,644)	(89,055,184)	(33,112,780)

135,969,476	105,419,733	26,465,817	10,785,032	150,124,321	60,853,963

155,812,584	222,942,092	19,875,435	32,481,996	241,805,955	169,556,548

588,029,064	365,086,972	111,452,695	78,970,699	825,544,360	655,987,812

$743,841,648	$588,029,064	$131,328,130	$111,452,695	$1,067,350,315	$825,544,360

$2,379,480	$1,533,564	$603,308	$138,201	$—	$1,176,686

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$36,515,450	$25,475,523
Net realized gain (loss)	42,440,987	66,675,410
Change in unrealized appreciation/depreciation	104,810,881	115,343,228

Change in net assets from operations	183,767,318	207,494,161

Distributions to Class A Shareholders From:
Net investment income	(11,973,021)	(7,241,498)
Net realized gains	(24,139,542)	(3,938,641)
Distributions to Class B Shareholders From:
Net investment income	(74,887)	(78,258)
Net realized gains	(332,882)	(121,503)
Distributions to Class C Shareholders From:
Net investment income	(2,855,498)	(1,774,142)
Net realized gains	(10,047,039)	(2,047,025)
Distributions to Institutional Class Shareholders From:
Net investment income	(18,697,858)	(13,466,586)
Net realized gains	(32,827,700)	(6,452,928)
Distributions to Class R Shareholders From:
Net investment income	(38,520)	(25,171)
Net realized gains	(102,702)	(12,837)

Change in net assets from shareholder distributions	(101,089,649)	(35,158,589)

Capital Transactions:
Change in net assets from capital transactions	74,603,686	532,656,895

Change in net assets	157,281,355	704,992,467
Net Assets:
Beginning of period	1,920,463,766	1,215,471,299

End of period	$2,077,745,121	$1,920,463,766

Undistributed (distributions in excess of) net investment income (loss)	$1,949,676	$1,175,992

*	Commencement of operations.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund	Sterling Capital Ultra Short Bond Fund		Sterling Capital Short Duration Bond Fund		Sterling Capital Intermediate U.S. Government Fund

For the Period December 13, 2013* to September 30, 2014	For the Year Ended September 30, 2014	For the Period November 30, 2012* to September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$(786,946)	$378,982	$210,293	$1,457,301	$1,364,128	$648,247	$1,298,799
3,093,504	(18,936)	(3,406)	(26,707)	344,743	611,948	1,460,094
2,842,179	(119,278)	(95,913)	(296,822)	(1,151,061)	(220,964)	(4,584,101)

5,148,737	240,768	110,974	1,133,772	557,810	1,039,231	(1,825,208)

—	(88,110)	(31,876)	(348,922)	(388,539)	(301,935)	(338,378)
—	—	—	—	—	—	—

—	—	—	—	—	(9,364)	(15,323)
—	—	—	—	—	—	—

—	—	—	(21,912)	(8,152)	(21,704)	(22,496)
—	—	—	—	—	—	—

—	(349,455)	(187,443)	(2,397,203)	(1,874,061)	(1,045,318)	(1,929,090)
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	(437,565)	(219,319)	(2,768,037)	(2,270,752)	(1,378,321)	(2,305,287)

102,672,036	4,426,032	54,260,046	18,731,775	21,779,293	(25,146,872)	(29,640,056)

107,820,773	4,229,235	54,151,701	17,097,510	20,066,351	(25,485,962)	(33,770,551)

—	54,151,701	—	76,482,365	56,416,014	58,470,681	92,241,232

$107,820,773	$58,380,936	$54,151,701	$93,579,875	$76,482,365	$32,984,719	$58,470,681

$—	$(5,207)	$10,474	$(13,873)	$(16,260)	$179,729	$655,299

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Total Return Bond Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
From Investment Activities:
Operations:
Net investment income	$14,505,600	$15,851,129
Net realized gain (loss)	2,925,519	(100,158)
Change in unrealized appreciation/depreciation	6,225,213	(23,167,353)

Change in net assets from operations	23,656,332	(7,416,382)

Distributions to Class A Shareholders From:
Net investment income	(1,406,246)	(1,737,457)
Net realized gains	(33,246)	(385,353)
Distributions to Class B Shareholders From:
Net investment income	(46,603)	(71,392)
Net realized gains	(1,493)	(22,718)
Distributions to Class C Shareholders From:
Net investment income	(141,146)	(177,585)
Net realized gains	(4,242)	(55,269)
Distributions to Institutional Class Shareholders From:
Net investment income	(15,766,791)	(18,470,970)
Net realized gains	(333,852)	(3,851,849)
Distributions to Class R Shareholders From:
Net investment income	(183)	(177)
Net realized gains	(4)	(42)

Change in net assets from shareholder distributions	(17,733,806)	(24,772,812)

Capital Transactions:
Change in net assets from capital transactions	(13,487,015)	(54,498,804)

Change in net assets	(7,564,489)	(86,687,998)
Net Assets:
Beginning of period	486,725,426	573,413,424

End of period	$479,160,937	$486,725,426

Undistributed (distributions in excess of) net investment income	$450,589	$765,767

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$2,120,200	$3,460,305	$993,910	$1,700,540	$437,419	$584,961
523,009	441,685	57,805	(563,438)	222,100	(9,823)
1,043,688	(4,499,342)	420,142	(1,687,559)	68,244	(1,034,032)

3,686,897	(597,352)	1,471,857	(550,457)	727,763	(458,894)

(6,604)	(2,181)	(1,931)	(503)	(130,277)	(230,512)
(1,774)	—	—	—	—	(59,631)

—	—	—	—	—	—
—	—	—	—	—	—

(173)	(90)	(137)	(45)	(1,066)	(3,718)
(152)	—	—	—	—	(1,452)

(2,113,419)	(3,458,034)	(1,227,217)	(2,476,396)	(303,745)	(349,035)
(788,915)	(1,020,381)	—	—	—	(78,818)

—	—	—	—	—	—
—	—	—	—	—	—

(2,911,037)	(4,480,686)	(1,229,285)	(2,476,944)	(435,088)	(723,166)

(35,930,274)	(2,084,076)	(22,037,743)	(26,951,669)	(2,901,179)	(6,766,426)

(35,154,414)	(7,162,114)	(21,795,171)	(29,979,070)	(2,608,504)	(7,948,486)

85,784,192	92,946,306	58,543,707	88,522,777	17,775,000	25,723,486

$50,629,778	$85,784,192	$36,748,536	$58,543,707	$15,166,496	$17,775,000

$(29,685)	$(60,031)	$(353)	$6,197	$3,076	$2,458

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Maryland Intermediate Tax-Free Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
From Investment Activities:
Operations:
Net investment income	$765,915	$878,708
Net realized gain (loss)	302,682	(118,683)
Change in unrealized appreciation/depreciation	674,535	(1,946,782)

Change in net assets from operations	1,743,132	(1,186,757)

Distributions to Class A Shareholders From:
Net investment income	(126,420)	(156,484)
Net realized gains	—	(119,442)
Distributions to Class C Shareholders From:
Net investment income	(8,734)	(14,785)
Net realized gains	—	(22,173)
Distributions to Institutional Class Shareholders From:
Net investment income	(628,771)	(705,517)
Net realized gains	—	(453,539)

Change in net assets from shareholder distributions	(763,925)	(1,471,940)

Capital Transactions:
Change in net assets from capital transactions	(6,765,866)	1,301,297

Change in net assets	(5,786,659)	(1,357,400)
Net Assets:
Beginning of period	43,815,647	45,173,047

End of period	$38,028,988	$43,815,647

Undistributed net investment income	$3,672	$3,648

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund		Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$5,009,338	$6,002,032	$1,487,051	$1,663,539	$2,732,006	$3,084,944
1,003,866	(692,531)	307,218	(218,607)	1,189,906	(420,926)
3,550,954	(11,475,550)	1,449,008	(3,084,794)	1,580,135	(6,393,589)

9,564,158	(6,166,049)	3,243,277	(1,639,862)	5,502,047	(3,729,571)

(1,144,192)	(1,416,684)	(379,363)	(461,688)	(904,521)	(1,004,673)
—	(459,916)	—	(180,619)	—	(438,802)

(53,304)	(76,417)	(15,349)	(9,696)	(26,906)	(38,241)
—	(38,065)	—	(3,997)	—	(27,453)

(3,803,406)	(4,501,480)	(1,087,595)	(1,187,346)	(1,800,259)	(2,033,426)
—	(1,369,438)	—	(404,480)	—	(789,514)

(5,000,902)	(7,862,000)	(1,482,307)	(2,247,826)	(2,731,686)	(4,332,109)

(21,237,128)	(25,591,152)	(5,199,017)	264,958	(11,262,105)	(6,420,982)

(16,673,872)	(39,619,201)	(3,438,047)	(3,622,730)	(8,491,744)	(14,482,662)

219,230,533	258,849,734	71,807,037	75,429,767	131,006,510	145,489,172

$202,556,661	$219,230,533	$68,368,990	$71,807,037	$122,514,766	$131,006,510

$82,139	$79,793	$27,424	$7,081	$62,918	$62,563

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital West Virginia Intermediate Tax-Free Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
From Investment Activities:
Operations:
Net investment income	$2,446,499	$2,748,241
Net realized gain (loss)	343,688	(73,273)
Change in unrealized appreciation/depreciation	2,327,286	(5,529,269)

Change in net assets from operations	5,117,473	(2,854,301)

Distributions to Class A Shareholders From:
Net investment income	(770,455)	(865,043)
Net realized gains	—	(471,436)
Distributions to Class B Shareholders From:
Net investment income	—	—
Distributions to Class C Shareholders From:
Net investment income	(9,726)	(11,386)
Net realized gains	—	(9,918)
Distributions to Institutional Class Shareholders From:
Net investment income	(1,647,846)	(1,855,804)
Net realized gains	—	(976,219)

Change in net assets from shareholder distributions	(2,428,027)	(4,189,806)

Capital Transactions:
Change in net assets from capital transactions	(3,734,980)	(11,863,793)

Change in net assets	(1,045,534)	(18,907,900)
Net Assets:
Beginning of period	106,965,177	125,873,077

End of period	$105,919,643	$106,965,177

Undistributed (distributions in excess of) net investment income	$(16,917)	$(21,791)

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund		Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$391,878	$412,032	$583,182	$545,671	$314,044	$284,997
597,313	2,163,482	1,611,303	5,397,980	1,587,350	4,659,265
596,232	(1,608,299)	1,619,133	(3,072,799)	1,321,207	(2,182,982)

1,585,423	967,215	3,813,618	2,870,852	3,222,601	2,761,280

(341,093)	(340,142)	(597,476)	(522,016)	(321,875)	(265,940)
—	—	—	—	—	—

(13,314)	(17,973)	(24,798)	(42,929)	(15,019)	(22,463)

(4,723)	(3,820)	(6,728)	(5,023)	(3,265)	(2,250)
—	—	—	—	—	—

(56,009)	(83,023)	(5,338)	(5,684)	(13,068)	(12,353)
—	—	—	—	—	—

(415,139)	(444,958)	(634,340)	(575,652)	(353,227)	(303,006)

(978,718)	(380,849)	407,613	(1,954,538)	(2,197,126)	(584,575)

191,566	141,408	3,586,891	340,662	672,248	1,873,699

18,795,560	18,654,152	34,792,007	34,451,345	26,277,910	24,404,211

$18,987,126	$18,795,560	$38,378,898	$34,792,007	$26,950,158	$26,277,910

$9,185	$9,685	$19,608	$17,821	$13,309	$8,231

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Large Cap Value Diversified Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,729,743	$1,335,415
Distributions reinvested	320,064	267,423
Value of shares redeemed	(3,539,247)	(4,376,463)

Change in net assets from Class A Share transactions	(489,440)	(2,773,625)
Class B Shares:
Proceeds from shares issued	1,745	13,477
Distributions reinvested	2,858	3,388
Value of shares redeemed	(514,057)	(532,727)

Change in net assets from Class B Share transactions	(509,454)	(515,862)
Class C Shares:
Proceeds from shares issued	327,653	18,235
Distributions reinvested	1,269	449
Value of shares redeemed	(53,570)	(5,120)

Change in net assets from Class C Share transactions	275,352	13,564
Institutional Shares:
Proceeds from shares issued	15,076,742	20,881,987
Distributions reinvested	2,753,320	2,270,583
Value of shares redeemed	(20,115,224)	(36,892,632)

Change in net assets from Institutional Share transactions	(2,285,162)	(13,740,062)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(3,008,704)	$(17,015,985)

Share Transactions:
Class A Shares:
Issued	169,206	100,801
Reinvested	19,458	20,402
Redeemed	(219,138)	(330,937)

Change in Class A Shares	(30,474)	(209,734)
Class B Shares:
Issued	107	1,056
Reinvested	182	279
Redeemed	(32,514)	(40,913)

Change in Class B Shares	(32,225)	(39,578)
Class C Shares:
Issued	20,716	1,404
Reinvested	81	37
Redeemed	(3,397)	(419)

Change in Class C Shares	17,400	1,022
Institutional Shares:
Issued	926,275	1,587,354
Reinvested	166,138	171,562
Redeemed	(1,238,787)	(2,771,181)

Change in Institutional Shares	(146,374)	(1,012,265)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(191,673)	(1,260,555)

(a)	Fractional share.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$14,894,315	$12,852,239	$2,746,623	$1,398,154	$83,940,171	$100,921,179
2,397,811	150,879	1,063,260	87,563	28,608,304	8,067,659
(13,183,438)	(5,977,270)	(2,469,520)	(1,191,239)	(48,852,920)	(47,899,191)

4,108,688	7,025,848	1,340,363	294,478	63,695,555	61,089,647

30,181	75,278	16,589	40,146	130,062	137,802
123,157	3,706	50,831	5,235	948,880	630,334
(896,374)	(616,627)	(147,024)	(154,601)	(2,958,194)	(5,678,864)

(743,036)	(537,643)	(79,604)	(109,220)	(1,879,252)	(4,910,728)

3,682,358	736,464	152,544	92,214	16,522,834	9,232,219
105,926	1,068	27,810	1,544	10,521,960	4,202,670
(466,272)	(162,004)	(67,104)	(24,476)	(9,956,584)	(13,102,889)

3,322,012	575,528	113,250	69,282	17,088,210	332,000

263,135,153	184,105,102	33,620,037	30,713,585	97,663,971	83,434,468
35,681,479	2,534,584	13,982,036	1,225,136	40,817,740	15,960,250
(169,534,832)	(88,281,889)	(22,510,286)	(21,408,231)	(66,778,198)	(95,084,481)

129,281,800	98,357,797	25,091,787	10,530,490	71,703,513	4,310,237

—	32,499	—	—	20,000	15,102
12	1	21	2	46,550	17,705
—	(34,297)	—	—	(550,255)	—

12	(1,797)	21	2	(483,705)	32,807

$135,969,476	$105,419,733	$26,465,817	$10,785,032	$150,124,321	$60,853,963

773,259	737,714	186,399	100,754	3,828,555	5,199,387
129,239	9,725	75,057	7,069	1,439,506	446,028
(682,217)	(364,244)	(164,624)	(89,179)	(2,243,628)	(2,455,453)

220,281	383,195	96,832	18,644	3,024,433	3,189,962

1,665	4,564	1,168	3,126	6,738	7,776
7,066	279	3,694	442	52,951	37,926
(49,107)	(39,448)	(10,037)	(11,649)	(148,348)	(317,696)

(40,376)	(34,605)	(5,175)	(8,081)	(88,659)	(271,994)

203,805	43,775	10,501	6,924	817,242	511,173
6,086	80	2,023	131	586,508	252,716
(25,697)	(9,793)	(4,558)	(1,685)	(499,270)	(739,623)

184,194	34,062	7,966	5,370	904,480	24,266

13,488,582	10,518,638	2,225,741	2,180,707	4,239,993	4,179,558
1,906,275	161,415	979,897	95,678	1,993,050	859,634
(8,687,532)	(5,372,186)	(1,493,001)	(1,562,333)	(2,932,065)	(4,802,874)

6,707,325	5,307,867	1,712,637	714,052	3,300,978	236,318

—	2,003	—	—	830	784
1	— (a)	1	1	2,304	962
—	(2,003)	—	—	(22,726)	—

1	— (a)	1	1	(19,592)	1,746

7,071,425	5,690,519	1,812,261	729,986	7,121,640	3,180,298

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$186,958,403	$377,326,270
Distributions reinvested	33,625,596	9,912,707
Value of shares redeemed	(227,395,105)	(119,758,060)

Change in net assets from Class A Share transactions	(6,811,106)	267,480,917
Class B Shares:
Proceeds from shares issued	23,664	711,264
Distributions reinvested	399,020	193,008
Value of shares redeemed	(3,687,451)	(4,710,846)

Change in net assets from Class B Share transactions	(3,264,767)	(3,806,574)
Class C Shares:
Proceeds from shares issued	49,537,180	77,272,776
Distributions reinvested	12,055,353	3,556,067
Value of shares redeemed	(39,300,477)	(22,327,127)

Change in net assets from Class C Share transactions	22,292,056	58,501,716
Institutional Shares:
Proceeds from shares issued	396,807,370	386,071,912
Distributions reinvested	43,949,941	16,136,422
Value of shares redeemed	(377,238,376)	(192,840,624)

Change in net assets from Institutional Share transactions	63,518,935	209,367,710
Class R Shares:
Proceeds from shares issued	638,289	1,926,718
Distributions reinvested	136,341	33,347
Value of shares redeemed	(1,906,062)	(846,939)

Change in net assets from Class R Share transactions	(1,131,432)	1,113,126

Change in net assets from capital transactions	$74,603,686	$532,656,895

Share Transactions:
Class A Shares:
Issued	10,002,372	21,232,193
Reinvested	1,822,457	590,857
Redeemed	(12,150,789)	(6,963,375)

Change in Class A Shares	(325,960)	14,859,675
Class B Shares:
Issued	1,273	40,291
Reinvested	21,807	11,904
Redeemed	(196,602)	(272,665)

Change in Class B Shares	(173,522)	(220,470)
Class C Shares:
Issued	2,666,495	4,475,234
Reinvested	661,287	218,353
Redeemed	(2,111,841)	(1,306,060)

Change in Class C Shares	1,215,941	3,387,527
Institutional Shares:
Issued	20,924,144	22,029,491
Reinvested	2,373,645	958,239
Redeemed	(20,134,041)	(11,034,081)

Change in Institutional Shares	3,163,748	11,953,649
Class R Shares:
Issued	34,332	112,882
Reinvested	7,445	1,973
Redeemed	(99,742)	(51,937)

Change in Class R Shares	(57,965)	62,918

Change in Shares	3,822,242	30,043,299

*	Commencement of operations.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund	Sterling Capital Ultra Short Bond Fund		Sterling Capital Short Duration Bond Fund		Sterling Capital Intermediate U.S. Government Fund
For the Period December 13, 2013* to September 30, 2014	For the Year Ended September 30, 2014	For the Period November 30, 2012* to September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$2,462,721	$13,313,585	$17,157,749	$2,796,080	$8,623,311	$668,955	$1,258,807
—	44,792	10,004	289,998	335,450	268,715	301,287
(29,243)	(15,655,271)	(3,614,242)	(6,231,598)	(3,795,613)	(2,248,870)	(3,517,784)

2,433,478	(2,296,894)	13,553,511	(3,145,520)	5,163,148	(1,311,200)	(1,957,690)

—	—	—	—	—	—	6
—	—	—	—	—	9,156	15,057
—	—	—	—	—	(274,607)	(340,319)

—	—	—	—	—	(265,451)	(325,256)

332,128	—	—	1,685,718	429,711	47,825	356,639
—	—	—	19,814	7,516	20,583	21,658
—	—	—	(332,368)	(89,532)	(318,297)	(333,993)

332,128	—	—	1,373,164	347,695	(249,889)	44,304

126,735,146	11,334,014	45,611,386	40,964,366	40,074,634	6,828,941	11,347,763
—	256,316	133,161	550,059	483,148	404,001	564,444
(26,828,716)	(4,867,404)	(5,038,012)	(21,010,294)	(24,289,332)	(30,553,274)	(39,313,621)

99,906,430	6,722,926	40,706,535	20,504,131	16,268,450	(23,320,332)	(27,401,414)

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

$102,672,036	$4,426,032	$54,260,046	$18,731,775	$21,779,293	$(25,146,872)	$(29,640,056)

226,214	1,335,400	1,716,922	304,275	917,830	65,306	117,598
—	4,494	1,002	31,571	35,898	26,203	28,465
(2,663)	(1,570,736)	(362,237)	(676,991)	(405,262)	(219,418)	(335,030)

223,551	(230,842)	1,355,687	(341,145)	548,466	(127,909)	(188,967)

—	—	—	—	—	—	—
—	—	—	—	—	896	1,423
—	—	—	—	—	(26,875)	(32,295)

—	—	—	—	—	(25,979)	(30,872)

30,439	—	—	184,006	46,151	4,682	33,757
—	—	—	2,165	806	2,010	2,052
—	—	—	(36,183)	(9,633)	(30,981)	(31,786)

30,439	—	—	149,988	37,324	(24,289)	4,023

12,077,967	1,138,349	4,562,273	4,455,646	4,285,682	665,253	1,071,266
—	25,719	13,332	59,934	51,693	39,338	53,159
(2,462,656)	(488,049)	(504,090)	(2,287,879)	(2,600,459)	(2,973,132)	(3,717,053)

9,615,311	676,019	4,071,515	2,227,701	1,736,916	(2,268,541)	(2,592,628)

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

9,869,301	445,177	5,427,202	2,036,544	2,322,706	(2,446,718)	(2,808,444)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Total Return Bond Fund
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,624,543	$11,899,923
Distributions reinvested	1,284,323	1,889,297
Value of shares redeemed	(9,287,592)	(18,143,998)

Change in net assets from Class A Share transactions	(4,378,726)	(4,354,778)
Class B Shares:
Proceeds from shares issued	—	72,201
Distributions reinvested	46,598	90,709
Value of shares redeemed	(561,667)	(1,205,548)

Change in net assets from Class B Share transactions	(515,069)	(1,042,638)
Class C Shares:
Proceeds from shares issued	2,108,348	2,574,280
Distributions reinvested	130,446	212,669
Value of shares redeemed	(2,088,583)	(2,888,097)

Change in net assets from Class C Share transactions	150,211	(101,148)
Institutional Shares:
Proceeds from shares issued	107,996,986	161,681,607
Distributions reinvested	8,479,710	11,055,357
Value of shares redeemed	(125,220,314)	(221,737,422)

Change in net assets from Institutional Share transactions	(8,743,618)	(49,000,458)
Class R Shares:
Distributions reinvested	187	218

Change in net assets from Class R Share transactions	187	218

Change in net assets from capital transactions	$(13,487,015)	$(54,498,804)

Share Transactions:
Class A Shares:
Issued	339,856	1,081,184
Reinvested	120,618	173,669
Redeemed	(874,264)	(1,680,724)

Change in Class A Shares	(413,790)	(425,871)
Class B Shares:
Issued	—	6,547
Reinvested	4,374	8,310
Redeemed	(52,798)	(111,116)

Change in Class B Shares	(48,424)	(96,259)
Class C Shares:
Issued	197,506	232,590
Reinvested	12,231	19,486
Redeemed	(196,250)	(266,740)

Change in Class C Shares	13,487	(14,664)
Institutional Shares:
Issued	10,148,845	14,787,872
Reinvested	795,588	1,015,390
Redeemed	(11,810,416)	(20,444,175)

Change in Institutional Shares	(865,983)	(4,640,913)
Class R Shares:
Reinvested	18	20

Change in Class R Shares	18	20

Change in Shares	(1,314,692)	(5,177,687)

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$100,131	$163,693	$48,223	$37,973	$218,128	$906,765
7,900	2,070	1,931	503	101,299	173,299
(1,500)	—	(1,500)	—	(1,643,560)	(5,646,964)

106,531	165,763	48,654	38,476	(1,324,133)	(4,566,900)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

6,000	15,004	35,277	2,693	15	72,500
301	90	137	45	1,066	4,894
(12,363)	—	—	—	(50,000)	(203,422)

(6,062)	15,094	35,414	2,738	(48,919)	(126,028)

16,138,437	56,785,516	5,626,271	30,013,814	2,681,290	6,200,180
2,177,776	3,600,680	1,162,537	2,100,226	22,985	19,962
(54,346,956)	(62,651,129)	(28,910,619)	(59,106,923)	(4,232,402)	(8,293,640)

(36,030,743)	(2,264,933)	(22,121,811)	(26,992,883)	(1,528,127)	(2,073,498)

—	—	—	—	—	—

—	—	—	—	—	—

$(35,930,274)	$(2,084,076)	$(22,037,743)	$(26,951,669)	$(2,901,179)	$(6,766,426)

9,780	15,585	4,903	3,773	20,476	81,357
772	202	195	51	9,400	15,697
(149)	—	(153)	—	(153,027)	(531,130)

10,403	15,787	4,945	3,824	(123,151)	(434,076)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

580	1,462	3,553	265	—	6,415
30	9	14	5	99	444
(1,229)	—	—	—	(4,592)	(19,273)

(619)	1,471	3,567	270	(4,493)	(12,414)

1,575,945	5,385,772	570,144	2,963,654	250,008	561,421
213,127	342,342	117,683	208,191	2,137	1,831
(5,310,174)	(5,983,894)	(2,931,755)	(5,833,335)	(393,830)	(754,843)

(3,521,102)	(255,780)	(2,243,928)	(2,661,490)	(141,685)	(191,591)

—	—	—	—	—	—

—	—	—	—	—	—

(3,511,318)	(238,522)	(2,235,416)	(2,657,396)	(269,329)	(638,081)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Maryland Intermediate Tax-Free Fund

	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$251,403	$1,678,060
Distributions reinvested	92,966	225,617
Value of shares redeemed	(1,797,863)	(3,219,359)

Change in net assets from Class A Share transactions	(1,453,494)	(1,315,682)
Class C Shares:
Proceeds from shares issued	4,800	781,298
Distributions reinvested	8,733	36,634
Value of shares redeemed	(494,065)	(846,290)

Change in net assets from Class C Share transactions	(480,532)	(28,358)
Institutional Shares:
Proceeds from shares issued	4,760,513	12,166,091
Distributions reinvested	131,752	299,492
Value of shares redeemed	(9,724,105)	(9,820,246)

Change in net assets from Institutional Share transactions	(4,831,840)	2,645,337

Change in net assets from capital transactions	$(6,765,866)	$1,301,297

Share Transactions:
Class A Shares:
Issued	22,606	146,643
Reinvested	8,369	19,859
Redeemed	(162,346)	(287,414)

Change in Class A Shares	(131,371)	(120,912)
Class C Shares:
Issued	432	68,124
Reinvested	786	3,214
Redeemed	(44,739)	(75,578)

Change in Class C Shares	(43,521)	(4,240)
Institutional Shares:
Issued	428,018	1,071,556
Reinvested	11,842	26,388
Redeemed	(877,854)	(881,634)

Change in Institutional Shares	(437,994)	216,310

Change in Shares	(612,886)	91,158

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund		Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$3,547,260	$10,309,290	$609,289	$6,295,380	$1,580,973	$6,432,147
869,416	1,482,006	311,318	519,304	679,452	1,144,777
(12,529,477)	(18,337,658)	(5,230,947)	(6,435,463)	(8,739,263)	(8,941,691)

(8,112,801)	(6,546,362)	(4,310,340)	379,221	(6,478,838)	(1,364,767)

589,983	3,093,311	792,914	848,391	16,603	567,708
43,522	104,401	11,159	8,010	21,765	58,253
(2,619,552)	(1,364,016)	(270,955)	(416,194)	(1,282,447)	(642,006)

(1,986,047)	1,833,696	533,118	440,207	(1,244,079)	(16,045)

22,069,111	41,215,063	13,827,670	17,877,941	15,203,340	17,955,969
519,324	846,129	198,920	298,570	184,027	238,927
(33,726,715)	(62,939,678)	(15,448,385)	(18,730,981)	(18,926,555)	(23,235,066)

(11,138,280)	(20,878,486)	(1,421,795)	(554,470)	(3,539,188)	(5,040,170)

$(21,237,128)	$(25,591,152)	$(5,199,017)	$264,958	$(11,262,105)	$(6,420,982)

326,372	916,510	55,520	557,683	132,598	522,869
79,957	133,189	28,310	46,405	56,879	93,738
(1,155,567)	(1,663,713)	(478,279)	(588,647)	(731,884)	(747,222)

(749,238)	(614,014)	(394,449)	15,441	(542,407)	(130,615)

54,396	273,959	72,232	75,827	1,391	45,927
4,011	9,374	1,012	717	1,825	4,759
(242,364)	(124,926)	(24,584)	(38,339)	(107,543)	(54,527)

(183,957)	158,407	48,660	38,205	(104,327)	(3,841)

2,034,614	3,696,962	1,270,152	1,603,792	1,274,082	1,471,143
47,745	76,094	18,200	26,891	15,387	19,610
(3,114,298)	(5,706,939)	(1,423,379)	(1,709,077)	(1,592,958)	(1,934,587)

(1,031,939)	(1,933,883)	(135,027)	(78,394)	(303,489)	(443,834)

(1,965,134)	(2,389,490)	(480,816)	(24,748)	(950,223)	(578,290)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$654,815	$8,104,470
Distributions reinvested	608,304	1,054,987
Value of shares redeemed	(4,253,974)	(9,469,654)

Change in net assets from Class A Share transactions	(2,990,855)	(310,197)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	2,400	264,885
Distributions reinvested	8,933	19,120
Value of shares redeemed	(337,511)	(196,535)

Change in net assets from Class C Share transactions	(326,178)	87,470
Institutional Shares:
Proceeds from shares issued	14,475,708	18,311,821
Distributions reinvested	119,083	349,716
Value of shares redeemed	(15,012,738)	(30,302,603)

Change in net assets from Institutional Share transactions	(417,947)	(11,641,066)

Change in net assets from capital transactions	$(3,734,980)	$(11,863,793)

Share Transactions:
Class A Shares:
Issued	65,415	781,439
Reinvested	60,550	102,472
Redeemed	(424,311)	(930,596)

Change in Class A Shares	(298,346)	(46,685)
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	241	25,479
Reinvested	891	1,853
Redeemed	(33,275)	(19,648)

Change in Class C Shares	(32,143)	7,684
Institutional Shares:
Issued	1,439,942	1,787,975
Reinvested	11,839	33,737
Redeemed	(1,494,140)	(2,963,399)

Change in Institutional Shares	(42,359)	(1,141,687)

Change in Shares	(372,848)	(1,180,688)

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund		Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$2,462,133	$2,634,390	$4,301,837	$4,117,952	$2,541,576	$3,816,397
307,288	303,414	585,449	516,486	319,012	263,733
(2,496,915)	(2,652,484)	(2,947,129)	(4,320,772)	(3,439,864)	(3,037,747)

272,506	285,320	1,940,157	313,666	(579,276)	1,042,383

26,465	74,558	—	47,998	18,559	71,105
13,314	17,969	24,798	42,900	14,990	22,421
(311,480)	(503,529)	(1,593,220)	(2,307,127)	(1,433,303)	(1,825,711)

(271,701)	(411,002)	(1,568,422)	(2,216,229)	(1,399,754)	(1,732,185)

85,791	73,528	325,190	205,169	68,590	168,676
4,723	3,820	6,728	5,023	2,624	2,190
(58,210)	(49,294)	(195,220)	(89,669)	(66,401)	(47,205)

32,304	28,054	136,698	120,523	4,813	123,661

311,637	448,719	362	96,478	121,047	711,976
53,892	79,789	2,761	4,361	12,357	11,873
(1,377,356)	(811,729)	(103,943)	(273,337)	(356,313)	(742,283)

(1,011,827)	(283,221)	(100,820)	(172,498)	(222,909)	(18,434)

$(978,718)	$(380,849)	$407,613	$(1,954,538)	$(2,197,126)	$(584,575)

236,083	267,041	417,123	433,560	254,214	428,099
29,146	30,916	56,225	54,705	31,660	29,751
(239,202)	(268,156)	(284,702)	(459,926)	(339,168)	(346,061)

26,027	29,801	188,646	28,339	(53,294)	111,789

2,512	7,618	—	5,126	1,851	8,131
1,260	1,829	2,451	4,688	1,548	2,669
(29,972)	(51,182)	(157,756)	(248,539)	(147,107)	(209,726)

(26,200)	(41,735)	(155,305)	(238,725)	(143,708)	(198,926)

8,261	7,472	31,327	21,678	6,955	19,003
451	391	660	543	271	258
(5,494)	(4,945)	(19,019)	(9,612)	(6,830)	(5,252)

3,218	2,918	12,968	12,609	396	14,009

29,762	45,233	35	10,015	11,747	77,883
5,061	8,042	264	460	1,221	1,335
(133,574)	(81,670)	(10,164)	(29,412)	(36,681)	(82,142)

(98,751)	(28,395)	(9,865)	(18,937)	(23,713)	(2,924)

(95,706)	(37,411)	36,444	(216,714)	(220,319)	(76,052)

Sterling Capital Funds
Statement of Cash Flows
For the Period December 13, 2013* to September 30, 2014

Sterling Capital Long/Short Equity Fund
Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$5,148,737

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in cash held at broker for securities short sales	(30,663,837)
Increase in interest and dividends receivable	(73,139)
Increase in deferred offering costs	(1,780)
Increase in prepaid expenses	(24,312)
Increase in payable for dividends on short sales.	28,983
Increase in payable to broker for service fee on short sales	931
Increase in investment advisory fees payable	129,350
Increase in accounting and administration out-of-pocket fees payable	2,941
Increase in administration fees payable	7,779
Increase in audit fees payable	4,626
Increase in transfer agent fees payable	5,121
Increase in distribution (12b-1) fees payable	735
Increase in other fees	8,425
Net realized gain (loss) on investments	(3,093,780)
Net unrealized gain (loss) on investments and foreign currency translations	(2,842,179)
Premiums received from options written	91,836
Premiums paid on closing options written	(26,135)
Proceeds from investments sold short	98,005,637
Purchases to cover investments sold short	(65,107,511)
Purchases of long-term investments	(184,547,345)
Proceeds from sales of long-term investments	98,040,218
Net purchases of short-term securities	(16,779,116)

Net cash used for operating activities	(101,683,815)

Cash Used for Financing Activities:
Proceeds from issuance capital shares	128,528,191
Payments on redemption of capital shares	(26,591,325)

Net cash provided for financing activities	101,936,866

Cash:
Net increase in cash	253,051
Cash at beginning of period	—

Cash at end of period	$253,051

*	Commencement of operations.

See accompanying Notes to the Financial Statements.

(This page has been left blank intentionally.)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2014	$14.16	0.18	3.06		3.24	(0.16)	—	(0.16)
Year Ended September 30, 2013	$12.80	0.13	1.36		1.49	(0.13)	—	(0.13)
Year Ended September 30, 2012	$9.90	0.11	2.90		3.01	(0.11)	—	(0.11)
Year Ended September 30, 2011	$10.52	0.11	(0.62)		(0.51)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$10.08	0.10	0.45		0.55	(0.11)	—	(0.11)
Sterling Capital Mid Value Fund
Year Ended September 30, 2014	$18.78	0.05	1.76		1.81	(0.06)	(1.20)	(1.26)
Year Ended September 30, 2013	$14.28	0.13	4.47		4.60	(0.10)	—	(0.10)
Year Ended September 30, 2012	$11.37	0.10	2.91		3.01	(0.10)	—	(0.10)
Year Ended September 30, 2011	$12.08	0.04	(0.70)		(0.66)	(0.05)	—	(0.05)
Year Ended September 30, 2010	$10.81	0.04	1.27		1.31	(0.04)	—	(0.04)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2014	$15.25	0.11	0.93		1.04	(0.08)	(1.87)	(1.95)
Year Ended September 30, 2013	$12.01	0.05	3.37		3.42	(0.03)	(0.15)	(0.18)
Year Ended September 30, 2012	$10.79	0.03	2.17		2.20	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.19	(0.05)	(0.35)		(0.40)	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	0.04	0.63		0.67	(0.03)	—	(0.03)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2014	$21.38	(0.02)	4.26		4.24	(0.01)	(2.28)	(2.29)
Year Ended September 30, 2013	$18.51	0.05 (g)	3.78		3.83	(0.01)	(0.95)	(0.96)
Year Ended September 30, 2012	$15.25	— (h)	3.57		3.57	—	(0.31)	(0.31)
Year Ended September 30, 2011	$15.93	(0.06)	(0.52)		(0.58)	—	(0.10)	(0.10)
Year Ended September 30, 2010	$14.66	(0.06)	1.33		1.27	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2014	$18.14	0.34	1.40		1.74	(0.31)	(0.63)	(0.94)
Year Ended September 30, 2013	$16.03	0.29	2.23		2.52	(0.25)	(0.16)	(0.41)
Year Ended September 30, 2012	$13.25	0.25	2.72		2.97	(0.19)	—	(0.19)
Year Ended September 30, 2011	$13.05	0.25	0.14	(j)	0.39	(0.19)	—	(0.19)
Year Ended September 30, 2010	$11.43	0.30	1.56		1.86	(0.24)	—	(0.24)
Sterling Capital Long/Short Equity Fund
December 13, 2013 to September 30, 2014(e)	$10.00	(0.13)	1.03		0.90	—	—	—
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2014	$9.98	0.05	(0.03	)(h)	0.02	(0.06)	—	(0.06)
November 30, 2012 to September 30, 2013(e)	$10.00	0.03	(0.02)		0.01	(0.03)	—	(0.03)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.56%.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.01%.

(g)

Net investment income per share reflects a special dividend, which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.19% per share.

(h)	Amount is less than $0.005.

(i)	Ratio is below 0.005%.

(j)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(k)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.04% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$17.24	22.96%		$34,395	1.06%		1.09%		1.16%	113.75%
$14.16	11.72	%(d)	$28,682	1.09%		0.97%		1.19%	164.27%
$12.80	30.52%		$28,618	1.08%		0.98%		1.28%	68.75%
$9.90	(5.01)%		$24,603	1.08%		0.93%		1.47%	66.29%
$10.52	5.47%		$28,849	1.09%		0.98%		1.48%	119.85%

$19.33	9.91%		$41,403	1.18%		0.26%		1.18%	27.30%
$18.78	32.36%		$36,094	1.17%		0.79%		1.17%	34.03%
$14.28	26.57%		$21,976	1.19%		0.78%		1.20%	21.62%
$11.37	(5.51)%		$18,017	1.18%		0.32%		1.22%	38.30%
$12.08	12.09%		$18,890	1.20%		0.33%		1.30%	45.02%

$14.34	7.09%		$9,681	1.24%		0.74%		1.24%	68.50%
$15.25	28.74%		$8,813	1.29%		0.36%		1.29%	176.62%
$12.01	21.31%		$6,720	1.33%		0.22%		1.44%	32.86%
$10.79	(3.57)%		$6,152	1.33%		(0.39)%		1.69%	63.02%
$11.19	6.39	%(f)	$5,389	1.40%		0.49%		1.91%	95.89%

$23.33	21.71%		$364,368	1.21%		(0.11)%		1.21%	32.35%
$21.38	21.59%		$269,300	1.24%		0.27	%(g)	1.24%	53.76%
$18.51	23.67%		$174,085	1.29%		(0.00	)%(i)	1.38%	19.38%
$15.25	(3.72)%		$197,138	1.28%		(0.35)%		1.53%	31.51%
$15.93	8.66%		$202,670	1.29%		(0.38)%		1.55%	25.65%

$18.94	9.76%		$714,457	1.20%		1.79%		1.20%	16.13%
$18.14	16.02%		$690,106	1.20%		1.69%		1.20%	30.56%
$16.03	22.47%		$371,659	1.19%		1.61%		1.26%	21.30%
$13.25	2.93%		$214,622	1.18%		1.80%		1.43%	16.64%
$13.05	16.42%		$143,283	1.19%		2.43%		1.45%	21.63%

$10.90	9.00%		$2,437	3.44	%(k)	(1.55)%		3.44%	193.58%

$9.94	0.21%		$11,184	0.73%		0.51%		0.73%	79.98%
$9.98	0.15%		$13,526	0.73%		0.41%		0.73%	55.18%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
Net Asset Value, Beginning of Period		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2014	$9.24	0.14	(0.04)	0.10	(0.27)	—	(0.27)
Year Ended September 30, 2013	$9.47	0.17	(0.10)	0.07	(0.30)	—	(0.30)
Year Ended September 30, 2012	$9.36	0.19	0.24	0.43	(0.32)	—	(0.32)
Year Ended September 30, 2011	$9.68	0.17	(0.19)	(0.02)	(0.30)	—	(0.30)
Year Ended September 30, 2010	$9.66	0.16	0.10	0.26	(0.24)	—	(0.24)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2014	$10.29	0.14	0.09	0.23	(0.33)	—	(0.33)
Year Ended September 30, 2013	$10.86	0.16	(0.43)	(0.27)	(0.30)	—	(0.30)
Year Ended September 30, 2012	$10.79	0.20	0.16	0.36	(0.29)	—	(0.29)
Year Ended September 30, 2011	$10.80	0.24	0.06	0.30	(0.31)	—	(0.31)
Year Ended September 30, 2010	$10.56	0.29	0.27	0.56	(0.32)	—	(0.32)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2014	$10.52	0.31	0.21	0.52	(0.37)	(0.01)	(0.38)
Year Ended September 30, 2013	$11.15	0.29	(0.46)	(0.17)	(0.38)	(0.08)	(0.46)
Year Ended September 30, 2012	$11.05	0.29	0.46	0.75	(0.38)	(0.27)	(0.65)
Year Ended September 30, 2011	$11.32	0.38	0.01	0.39	(0.45)	(0.21)	(0.66)
Year Ended September 30, 2010	$10.78	0.43	0.61	1.04	(0.49)	(0.01)	(0.50)
Sterling Capital Corporate Fund
Year Ended September 30, 2014	$10.15	0.31	0.20	0.51	(0.31)	(0.10)	(0.41)
February 1, 2013 to September 30, 2013(d)	$10.53	0.22	(0.38)	(0.16)	(0.22)	—	(0.22)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2014	$9.85	0.22	0.11	0.33	(0.28)	—	(0.28)
February 1, 2013 to September 30, 2013(d)	$10.16	0.11	(0.21)	(0.10)	(0.21)	—	(0.21)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.67	0.27	0.18	0.45	(0.26)	—	(0.26)
Year Ended September 30, 2013	$11.17	0.24	(0.44)	(0.20)	(0.24)	(0.06)	(0.30)
Year Ended September 30, 2012	$10.80	0.27	0.40	0.67	(0.27)	(0.03)	(0.30)
Year Ended September 30, 2011	$10.83	0.29	0.02 (e)	0.31	(0.29)	(0.05)	(0.34)
Year Ended September 30, 2010	$10.68	0.29	0.25	0.54	(0.29)	(0.10)	(0.39)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.96	0.19	0.27	0.46	(0.19)	—	(0.19)
Year Ended September 30, 2013	$11.56	0.19	(0.45)	(0.26)	(0.19)	(0.15)	(0.34)
Year Ended September 30, 2012	$11.23	0.24	0.41	0.65	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2011	$11.21	0.28	0.06	0.34	(0.28)	(0.04)	(0.32)
Year Ended September 30, 2010	$10.97	0.28	0.24	0.52	(0.28)	— (f)	(0.28)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.07	1.13%	$10,468	0.76%	1.48%	0.80%	56.10%
$9.24	0.72%	$13,812	0.77%	1.83%	0.81%	56.09%
$9.47	4.68%	$8,965	0.81%	2.04%	0.91%	85.13%
$9.36	(0.20)%	$7,684	0.85%	1.81%	1.20%	120.09%
$9.68	2.75%	$7,747	0.95%	1.66%	1.36%	55.50%

$10.19	2.23%	$8,778	0.93%	1.41%	0.93%	35.74%
$10.29	(2.54)%	$10,172	0.93%	1.50%	0.93%	66.16%
$10.86	3.41%	$12,788	0.97%	1.81%	1.10%	71.68%
$10.79	2.86%	$13,344	0.96%	2.30%	1.33%	83.62%
$10.80	5.38%	$14,235	0.96%	2.76%	1.34%	83.92%

$10.66	5.03%	$38,929	0.81%	2.90%	0.83%	75.21%
$10.52	(1.51)%	$42,774	0.82%	2.68%	0.84%	149.09%
$11.15	7.13%	$50,063	0.88%	2.65%	0.99%	110.82%
$11.05	3.68%	$37,274	0.95%	3.47%	1.32%	131.87%
$11.32	10.00%	$31,465	0.96%	3.90%	1.34%	122.94%

$10.25	5.16%	$269	0.86%	3.04%	0.86%	105.03%
$10.15	(1.54)%	$160	0.85%	3.21%	0.85%	99.48%

$9.90	3.38%	$87	0.85%	2.20%	0.88%	98.34%
$9.85	(1.00)%	$38	0.90%	1.71%	0.90%	193.21%

$10.86	4.31%	$4,615	0.97%	2.47%	0.97%	11.13%
$10.67	(1.83)%	$5,849	0.96%	2.21%	0.96%	22.05%
$11.17	6.21%	$10,969	0.95%	2.43%	1.04%	16.52%
$10.80	3.00%	$8,729	0.93%	2.76%	1.28%	15.73%
$10.83	5.25%	$8,380	0.94%	2.76%	1.40%	20.68%

$11.23	4.26%	$6,763	0.94%	1.74%	0.94%	19.90%
$10.96	(2.31)%	$8,036	0.95%	1.70%	0.95%	70.60%
$11.56	5.80%	$9,877	0.95%	2.08%	1.05%	34.94%
$11.23	3.09%	$9,232	0.92%	2.52%	1.28%	21.89%
$11.21	4.81%	$11,763	0.94%	2.52%	1.40%	12.26%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.74	0.24	0.24	0.48	(0.24)	—	(0.24)
Year Ended September 30, 2013	$11.36	0.25	(0.54)	(0.29)	(0.25)	(0.08)	(0.33)
Year Ended September 30, 2012	$11.02	0.27	0.41	0.68	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$11.01	0.29	0.07	0.36	(0.29)	(0.06)	(0.35)
Year Ended September 30, 2010	$10.87	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.85	0.22	0.29	0.51	(0.22)	—	(0.22)
Year Ended September 30, 2013	$11.36	0.21	(0.43)	(0.22)	(0.21)	(0.08)	(0.29)
Year Ended September 30, 2012	$10.97	0.24	0.46	0.70	(0.24)	(0.07)	(0.31)
Year Ended September 30, 2011	$10.93	0.26	0.07	0.33	(0.26)	(0.03)	(0.29)
Year Ended September 30, 2010	$10.68	0.30	0.25	0.55	(0.30)	—	(0.30)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$11.79	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended September 30, 2013	$12.45	0.24	(0.56)	(0.32)	(0.24)	(0.10)	(0.34)
Year Ended September 30, 2012	$12.12	0.28	0.40	0.68	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2011	$12.14	0.31	0.02	0.33	(0.31)	(0.04)	(0.35)
Year Ended September 30, 2010	$12.07	0.33	0.18	0.51	(0.33)	(0.11)	(0.44)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$9.90	0.21	0.26	0.47	(0.21)	—	(0.21)
Year Ended September 30, 2013	$10.51	0.22	(0.49)	(0.27)	(0.22)	(0.12)	(0.34)
Year Ended September 30, 2012	$10.16	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2011	$10.17	0.32	—	0.32	(0.32)	(0.01)	(0.33)
Year Ended September 30, 2010	$10.04	0.33	0.15	0.48	(0.33)	(0.02)	(0.35)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2014	$9.95	0.22	0.65	0.87	(0.23)	—	(0.23)
Year Ended September 30, 2013	$9.68	0.22	0.28	0.50	(0.23)	—	(0.23)
Year Ended September 30, 2012	$8.74	0.20	0.94	1.14	(0.20)	—	(0.20)
Year Ended September 30, 2011	$9.06	0.22	(0.26)	(0.04)	(0.28)	—	(0.28)
Year Ended September 30, 2010	$8.50	0.26	0.57	0.83	(0.27)	—	(0.27)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2014	$9.77	0.17	0.90	1.07	(0.18)	—	(0.18)
Year Ended September 30, 2013	$9.13	0.16	0.65	0.81	(0.17)	—	(0.17)
Year Ended September 30, 2012	$7.95	0.14	1.18	1.32	(0.14)	—	(0.14)
Year Ended September 30, 2011	$8.39	0.15	(0.41)	(0.26)	(0.18)	—	(0.18)
Year Ended September 30, 2010	$7.79	0.18	0.60	0.78	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2014	$9.35	0.12	1.06	1.18	(0.14)	—	(0.14)
Year Ended September 30, 2013	$8.47	0.11	0.89	1.00	(0.12)	—	(0.12)
Year Ended September 30, 2012	$7.20	0.10	1.27	1.37	(0.10)	—	(0.10)
Year Ended September 30, 2011	$7.69	0.10	(0.48)	(0.38)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.11	0.13	0.58	0.71	(0.13)	—	(0.13)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.98	4.55%	$48,426	0.91%	2.25%	0.91%	11.67%
$10.74	(2.63)%	$55,416	0.92%	2.23%	0.92%	22.38%
$11.36	6.25%	$65,544	0.92%	2.39%	1.00%	19.76%
$11.02	3.35%	$51,294	0.92%	2.67%	1.22%	15.15%
$11.01	4.79%	$46,560	0.93%	2.79%	1.34%	19.19%

$11.14	4.76%	$17,748	0.93%	2.02%	0.93%	15.51%
$10.85	(1.93)%	$21,569	0.94%	1.92%	0.94%	35.38%
$11.36	6.48%	$22,398	0.95%	2.16%	1.02%	26.49%
$10.97	3.11%	$16,338	0.96%	2.43%	1.26%	25.83%
$10.93	5.25%	$15,290	0.98%	2.81%	1.39%	14.60%

$12.06	4.39%	$41,130	0.91%	2.04%	0.91%	20.48%
$11.79	(2.60)%	$46,616	0.93%	1.98%	0.93%	40.00%
$12.45	5.68%	$50,835	0.93%	2.25%	1.01%	21.63%
$12.12	2.85%	$39,231	0.93%	2.64%	1.23%	15.33%
$12.14	4.39%	$35,284	0.94%	2.79%	1.35%	9.54%

$10.16	4.82%	$35,190	0.91%	2.14%	0.91%	21.09%
$9.90	(2.65)%	$37,266	0.93%	2.13%	0.93%	22.18%
$10.51	6.59%	$40,019	0.93%	2.60%	0.93%	26.70%
$10.16	3.22%	$32,791	0.94%	3.19%	0.94%	23.34%
$10.17	4.87%	$29,858	0.94%	3.33%	0.95%	6.60%

$10.59	8.81%	$15,589	0.45%	2.11%	0.70%	8.67%
$9.95	5.25%	$14,381	0.54%	2.18%	0.69%	60.51%
$9.68	13.10%	$13,704	0.69%	2.09%	0.77%	7.99%
$8.74	(0.55)%	$10,689	0.64%	2.34%	0.97%	8.36%
$9.06	9.93%	$7,230	0.46%	3.01%	0.97%	33.33%

$10.66	11.05%	$35,437	0.39%	1.64%	0.64%	5.70%
$9.77	8.95%	$30,638	0.51%	1.70%	0.66%	81.00%
$9.13	16.76%	$28,375	0.66%	1.65%	0.75%	17.65%
$7.95	(3.29)%	$25,227	0.58%	1.68%	0.91%	9.96%
$8.39	10.18%	$25,419	0.41%	2.27%	0.92%	47.76%

$10.39	12.65%	$23,709	0.41%	1.23%	0.66%	8.60%
$9.35	11.89%	$21,833	0.52%	1.24%	0.68%	96.94%
$8.47	19.14%	$18,827	0.68%	1.30%	0.76%	20.21%
$7.20	(5.10)%	$16,246	0.59%	1.26%	0.93%	9.06%
$7.69	10.13%	$17,838	0.42%	1.81%	0.93%	57.35%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2014	$13.91	0.05		3.02	3.07	(0.04)	—	(0.04)
Year Ended September 30, 2013	$12.58	0.03		1.33	1.36	(0.03)	—	(0.03)
Year Ended September 30, 2012	$9.73	0.03		2.84	2.87	(0.02)	—	(0.02)
Year Ended September 30, 2011	$10.33	0.02		(0.60)	(0.58)	(0.02)	—	(0.02)
Year Ended September 30, 2010	$9.90	0.02		0.44	0.46	(0.03)	—	(0.03)
Sterling Capital Mid Value Fund
Year Ended September 30, 2014	$17.76	(0.10)		1.67	1.57	—	(1.20)	(1.20)
Year Ended September 30, 2013	$13.55	—	(e)	4.24	4.24	(0.03)	—	(0.03)
Year Ended September 30, 2012	$10.80	—	(e)	2.77	2.77	(0.02)	—	(0.02)
Year Ended September 30, 2011	$11.52	(0.06)		(0.66)	(0.72)	—	—	—
Year Ended September 30, 2010	$10.35	(0.05)		1.22	1.17	— (e)	—	— (e)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2014	$14.89	(0.01)		0.93	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.80	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.15	2.09	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—
February 1, 2010 to September 30, 2010(f)	$10.55	(0.02)		0.64	0.62	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2014	$19.53	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.11	(0.08	)(h)	3.45	3.37	—	(0.95)	(0.95)
Year Ended September 30, 2012	$14.22	(0.12)		3.32	3.20	—	(0.31)	(0.31)
Year Ended September 30, 2011	$14.97	(0.18)		(0.47)	(0.65)	—	(0.10)	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)		1.24	1.08	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2014	$18.10	0.19		1.41	1.60	(0.16)	(0.63)	(0.79)
Year Ended September 30, 2013	$15.99	0.16		2.22	2.38	(0.11)	(0.16)	(0.27)
Year Ended September 30, 2012	$13.21	0.13		2.72	2.85	(0.07)	—	(0.07)
Year Ended September 30, 2011	$13.01	0.14		0.14 (i)	0.28	(0.08)	—	(0.08)
Year Ended September 30, 2010	$11.39	0.20		1.57	1.77	(0.15)	—	(0.15)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2014	$10.25	0.07		0.09	0.16	(0.25)	—	(0.25)
Year Ended September 30, 2013	$10.82	0.08		(0.43)	(0.35)	(0.22)	—	(0.22)
Year Ended September 30, 2012	$10.75	0.12		0.16	0.28	(0.21)	—	(0.21)
Year Ended September 30, 2011	$10.77	0.17		0.04	0.21	(0.23)	—	(0.23)
Year Ended September 30, 2010	$10.52	0.21		0.28	0.49	(0.24)	—	(0.24)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.59%.

(e)	Amount is less than $0.005.

(f)	Period from commencement of operations.

(g)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.50%.

(h)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(i)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.94	22.08%		$990	1.81%	0.33%		1.91%	113.75%
$13.91	10.83	%(d)	$1,261	1.84%	0.23%		1.94%	164.27%
$12.58	29.55%		$1,638	1.83%	0.24%		1.95%	68.75%
$9.73	(5.67)%		$1,922	1.83%	0.18%		1.97%	66.29%
$10.33	4.64%		$3,121	1.83%	0.17%		1.98%	119.85%

$18.13	9.09%		$1,311	1.93%	(0.53)%		1.93%	27.30%
$17.76	31.34%		$2,002	1.92%	(0.01)%		1.92%	34.03%
$13.55	25.72%		$1,996	1.93%	(0.01)%		1.95%	21.62%
$10.80	(6.25)%		$2,604	1.93%	(0.45)%		1.97%	38.30%
$11.52	11.32%		$3,796	1.94%	(0.48)%		2.05%	45.02%

$13.88	6.33%		$324	1.99%	(0.04)%		1.99%	68.50%
$14.89	27.74%		$425	2.04%	(0.41)%		2.04%	176.62%
$11.80	20.43%		$432	2.08%	(0.53)%		2.11%	32.86%
$10.69	(4.30)%		$571	2.08%	(1.15)%		2.19%	63.02%
$11.17	5.88	%(g)	$932	2.15%	(0.28)%		2.41%	95.89%

$20.93	20.78%		$7,704	1.96%	(0.86)%		1.96%	32.35%
$19.53	20.64%		$8,921	1.99%	(0.45	)%(h)	1.99%	53.76%
$17.11	22.76%		$12,466	2.04%	(0.77)%		2.04%	19.38%
$14.22	(4.43)%		$16,582	2.03%	(1.10)%		2.03%	31.51%
$14.97	7.78%		$22,538	2.04%	(1.13)%		2.05%	25.65%

$18.91	8.97%		$7,516	1.95%	1.02%		1.95%	16.13%
$18.10	15.13%		$10,335	1.95%	0.94%		1.95%	30.56%
$15.99	21.60%		$12,653	1.93%	0.85%		1.93%	21.30%
$13.21	2.13%		$12,314	1.93%	1.02%		1.93%	16.64%
$13.01	15.59%		$13,959	1.94%	1.67%		1.94%	21.63%

$10.16	1.56%		$264	1.68%	0.66%		1.68%	35.74%
$10.25	(3.30)%		$533	1.69%	0.77%		1.69%	66.16%
$10.82	2.64%		$896	1.72%	1.10%		1.76%	71.68%
$10.75	1.99%		$1,617	1.71%	1.58%		1.83%	83.62%
$10.77	4.71%		$2,690	1.71%	1.99%		1.84%	83.92%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2014	$10.53	0.23	0.21	0.44	(0.29)	(0.01)	(0.30)
Year Ended September 30, 2013	$11.16	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.06	0.22	0.45	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.33	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.78	0.35	0.62	0.97	(0.41)	(0.01)	(0.42)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2014	$9.98	0.14	0.66	0.80	(0.16)	—	(0.16)
Year Ended September 30, 2013	$9.70	0.14	0.29	0.43	(0.15)	—	(0.15)
Year Ended September 30, 2012	$8.76	0.12	0.94	1.06	(0.12)	—	(0.12)
Year Ended September 30, 2011	$9.07	0.15	(0.25)	(0.10)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.50	0.20	0.57	0.77	(0.20)	—	(0.20)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2014	$9.57	0.09	0.89	0.98	(0.10)	—	(0.10)
Year Ended September 30, 2013	$8.94	0.09	0.63	0.72	(0.09)	—	(0.09)
Year Ended September 30, 2012	$7.79	0.07	1.16	1.23	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.22	0.08	(0.40)	(0.32)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.63	0.12	0.59	0.71	(0.12)	—	(0.12)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2014	$9.12	0.04	1.04	1.08	(0.06)	—	(0.06)
Year Ended September 30, 2013	$8.26	0.05	0.86	0.91	(0.05)	—	(0.05)
Year Ended September 30, 2012	$7.03	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.51	0.04	(0.46)	(0.42)	(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.95	0.08	0.56	0.64	(0.08)	—	(0.08)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.67	4.25%	$1,452	1.56%	2.16%	1.58%	75.21%
$10.53	(2.25)%	$1,943	1.57%	1.93%	1.59%	149.09%
$11.16	6.33%	$3,132	1.63%	1.97%	1.67%	110.82%
$11.06	2.91%	$3,776	1.70%	2.74%	1.82%	131.87%
$11.33	9.18%	$4,762	1.71%	3.21%	1.83%	122.94%

$10.62	8.07%	$807	1.20%	1.35%	1.45%	8.67%
$9.98	4.49%	$1,020	1.30%	1.41%	1.44%	60.51%
$9.70	12.16%	$1,397	1.44%	1.34%	1.44%	7.99%
$8.76	(1.24)%	$1,813	1.37%	1.61%	1.47%	8.36%
$9.07	9.15%	$2,403	1.21%	2.25%	1.47%	33.33%

$10.45	10.26%	$1,940	1.14%	0.85%	1.39%	5.70%
$9.57	8.14%	$3,264	1.28%	0.94%	1.41%	81.00%
$8.94	15.80%	$5,184	1.41%	0.87%	1.41%	17.65%
$7.79	(4.01)%	$6,560	1.31%	0.96%	1.41%	9.96%
$8.22	9.40%	$9,771	1.16%	1.48%	1.41%	47.76%

$10.14	11.84%	$1,863	1.16%	0.44%	1.41%	8.60%
$9.12	11.04%	$2,986	1.28%	0.53%	1.41%	96.94%
$8.26	18.19%	$4,346	1.43%	0.52%	1.43%	20.21%
$7.03	(5.68)%	$5,521	1.33%	0.52%	1.43%	9.06%
$7.51	9.22%	$8,275	1.17%	1.05%	1.43%	57.35%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2014	$13.81	0.05		3.00	3.05	(0.07)	—	(0.07)
Year Ended September 30, 2013	$12.49	0.03		1.32	1.35	(0.03)	—	(0.03)
Year Ended September 30, 2012	$9.67	0.03		2.82	2.85	(0.03)	—	(0.03)
Year Ended September 30, 2011	$10.28	0.01		(0.59)	(0.58)	(0.03)	—	(0.03)
Year Ended September 30, 2010	$9.85	0.02		0.45	0.47	(0.04)	—	(0.04)
Sterling Capital Mid Value Fund
Year Ended September 30, 2014	$17.72	(0.07)		1.63	1.56	(0.02)	(1.20)	(1.22)
Year Ended September 30, 2013	$13.51	0.01		4.23	4.24	(0.03)	—	(0.03)
Year Ended September 30, 2012	$10.78	—	(e)	2.76	2.76	(0.03)	—	(0.03)
Year Ended September 30, 2011	$11.50	(0.05)		(0.67)	(0.72)	—	—	—
Year Ended September 30, 2010	$10.34	(0.05)		1.21	1.16	— (e)	—	— (e)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2014	$14.88	—	(e)	0.92	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.79	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.14	2.08	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—
February 1, 2010 to September 30, 2010(f)	$10.55	(0.01)		0.64	0.63	(0.01)	—	(0.01)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2014	$19.55	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.12	(0.08	)(h)	3.46	3.38	—	(0.95)	(0.95)
Year Ended September 30, 2012	$14.23	(0.12)		3.32	3.20	—	(0.31)	(0.31)
Year Ended September 30, 2011	$14.98	(0.18)		(0.47)	(0.65)	—	(0.10)	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)		1.25	1.09	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2014	$18.01	0.19		1.40	1.59	(0.17)	(0.63)	(0.80)
Year Ended September 30, 2013	$15.92	0.16		2.22	2.38	(0.13)	(0.16)	(0.29)
Year Ended September 30, 2012	$13.17	0.13		2.70	2.83	(0.08)	—	(0.08)
Year Ended September 30, 2011	$12.98	0.15		0.13 (i)	0.28	(0.09)	—	(0.09)
Year Ended September 30, 2010	$11.37	0.21		1.56	1.77	(0.16)	—	(0.16)
Sterling Capital Long/Short Equity Fund
December 13, 2013 to September 30, 2014(f)	$10.00	(0.21)		1.06	0.85	—	—	—
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2014	$9.24	0.06		(0.03)	0.03	(0.20)	—	(0.20)
Year Ended September 30, 2013	$9.47	0.09		(0.09)	—	(0.23)	—	(0.23)
February 1, 2012 to September 30, 2012(f)	$9.45	0.08		0.10	0.18	(0.16)	—	(0.16)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.72%.

(e)	Amount is less than $0.005.

(f)	Period from commencement of operations.

(g)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.55%.

(h)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(i)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.79% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.79	22.09%		$534	1.81%		0.34%		1.92%	113.75%
$13.81	10.88	%(d)	$199	1.84%		0.21%		1.94%	164.27%
$12.49	29.51%		$167	1.83%		0.22%		1.95%	68.75%
$9.67	(5.72)%		$176	1.84%		0.13%		1.99%	66.29%
$10.28	4.75%		$110	1.84%		0.23%		1.99%	119.85%

$18.06	9.12%		$4,661	1.94%		(0.40)%		1.94%	27.30%
$17.72	31.37%		$1,309	1.92%		0.04%		1.92%	34.03%
$13.51	25.67%		$538	1.94%		0.03%		1.95%	21.62%
$10.78	(6.26)%		$398	1.93%		(0.42)%		1.97%	38.30%
$11.50	11.26%		$436	1.95%		(0.42)%		2.06%	45.02%

$13.87	6.38%		$312	1.99%		(0.01)%		1.99%	68.50%
$14.88	27.77%		$216	2.03%		(0.38)%		2.03%	176.62%
$11.79	20.33%		$108	2.08%		(0.52)%		2.11%	32.86%
$10.69	(4.30)%		$81	2.09%		(1.13)%		2.19%	63.02%
$11.17	5.93	%(g)	$57	2.16%		(0.11)%		2.38%	95.89%

$20.95	20.76%		$120,469	1.96%		(0.86)%		1.96%	32.35%
$19.55	20.69%		$94,718	1.99%		(0.46	)%(h)	1.99%	53.76%
$17.12	22.75%		$82,536	2.04%		(0.75)%		2.04%	19.38%
$14.23	(4.43)%		$71,564	2.03%		(1.10)%		2.03%	31.51%
$14.98	7.85%		$73,282	2.04%		(1.12)%		2.05%	25.65%

$18.80	8.98%		$315,948	1.95%		1.04%		1.95%	16.13%
$18.01	15.17%		$280,841	1.95%		0.93%		1.95%	30.56%
$15.92	21.54%		$194,345	1.94%		0.86%		1.94%	21.30%
$13.17	2.13%		$104,208	1.93%		1.05%		1.93%	16.64%
$12.98	15.62%		$69,549	1.94%		1.69%		1.95%	21.63%

$10.85	8.50%		$330	4.15	%(j)	(2.37)%		4.15%	193.58%

$9.07	0.37%		$1,906	1.53%		0.69%		1.56%	56.10%
$9.24	(0.03)%		$556	1.52%		1.02%		1.56%	56.09%
$9.47	1.90%		$216	1.57%		1.22%		1.57%	85.13%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2014	$10.27	0.07	0.09	0.16	(0.25)	—	(0.25)
Year Ended September 30, 2013	$10.84	0.08	(0.43)	(0.35)	(0.22)	—	(0.22)
Year Ended September 30, 2012	$10.77	0.11	0.17	0.28	(0.21)	—	(0.21)
Year Ended September 30, 2011	$10.79	0.16	0.05	0.21	(0.23)	—	(0.23)
Year Ended September 30, 2010	$10.53	0.21	0.29	0.50	(0.24)	—	(0.24)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2014	$10.54	0.23	0.21	0.44	(0.29)	(0.01)	(0.30)
Year Ended September 30, 2013	$11.17	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.07	0.21	0.46	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.34	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.79	0.34	0.63	0.97	(0.41)	(0.01)	(0.42)
Sterling Capital Corporate Fund
Year Ended September 30, 2014	$10.15	0.24	0.18	0.42	(0.23)	(0.10)	(0.33)
February 1, 2013 to September 30, 2013(d)	$10.53	0.18	(0.39)	(0.21)	(0.17)	—	(0.17)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2014	$9.84	0.16	0.11	0.27	(0.22)	—	(0.22)
February 1, 2013 to September 30, 2013(d)	$10.16	0.08	(0.23)	(0.15)	(0.17)	—	(0.17)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.67	0.19	0.18	0.37	(0.18)	—	(0.18)
Year Ended September 30, 2013	$11.16	0.16	(0.43)	(0.27)	(0.16)	(0.06)	(0.22)
February 1, 2012 to September 30, 2012(d)	$11.08	0.11	0.09	0.20	(0.12)	—	(0.12)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.96	0.11	0.28	0.39	(0.11)	—	(0.11)
Year Ended September 30, 2013	$11.56	0.11	(0.45)	(0.34)	(0.11)	(0.15)	(0.26)
February 1, 2012 to September 30, 2012(d)	$11.47	0.09	0.09	0.18	(0.09)	—	(0.09)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.74	0.16	0.24	0.40	(0.16)	—	(0.16)
Year Ended September 30, 2013	$11.35	0.16	(0.53)	(0.37)	(0.16)	(0.08)	(0.24)
February 1, 2012 to September 30, 2012(d)	$11.25	0.11	0.11	0.22	(0.12)	—	(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.18	1.56%	$823	1.68%	0.66%	1.68%	35.74%
$10.27	(3.29)%	$1,080	1.68%	0.74%	1.68%	66.16%
$10.84	2.64%	$1,097	1.72%	1.06%	1.75%	71.68%
$10.77	1.99%	$658	1.71%	1.54%	1.83%	83.62%
$10.79	4.80%	$536	1.71%	2.00%	1.84%	83.92%

$10.68	4.24%	$5,578	1.56%	2.15%	1.58%	75.21%
$10.54	(2.24)%	$5,362	1.57%	1.92%	1.59%	149.09%
$11.17	6.32%	$5,845	1.63%	1.90%	1.66%	110.82%
$11.07	2.91%	$4,224	1.70%	2.68%	1.82%	131.87%
$11.34	9.18%	$2,140	1.71%	3.09%	1.85%	122.94%

$10.24	4.25%	$9	1.59%	2.31%	1.59%	105.03%
$10.15	(2.02)%	$15	1.59%	2.58%	1.59%	99.48%

$9.89	2.72%	$38	1.58%	1.59%	1.62%	98.34%
$9.84	(1.49)%	$3	1.64%	1.17%	1.64%	193.21%

$10.86	3.53%	$19	1.71%	1.72%	1.71%	11.13%
$10.67	(2.47)%	$67	1.71%	1.48%	1.71%	22.05%
$11.16	1.82%	$209	1.71%	1.45%	1.71%	16.52%

$11.24	3.58%	$747	1.69%	0.99%	1.69%	19.90%
$10.96	(3.04)%	$1,206	1.70%	0.95%	1.70%	70.60%
$11.56	1.57%	$1,321	1.71%	1.12%	1.71%	34.94%

$10.98	3.77%	$2,864	1.66%	1.52%	1.66%	11.67%
$10.74	(3.27)%	$4,776	1.67%	1.48%	1.67%	22.38%
$11.35	1.93%	$3,251	1.67%	1.49%	1.67%	19.76%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.85	0.14	0.29	0.43	(0.14)	—	(0.14)
Year Ended September 30, 2013	$11.36	0.13	(0.43)	(0.30)	(0.13)	(0.08)	(0.21)
February 1, 2012 to September 30, 2012(d)	$11.25	0.10	0.11	0.21	(0.10)	—	(0.10)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$11.79	0.15	0.27	0.42	(0.15)	—	(0.15)
Year Ended September 30, 2013	$12.44	0.15	(0.55)	(0.40)	(0.15)	(0.10)	(0.25)
February 1, 2012 to September 30, 2012(d)	$12.37	0.11	0.07	0.18	(0.11)	—	(0.11)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$9.91	0.14	0.25	0.39	(0.14)	—	(0.14)
Year Ended September 30, 2013	$10.51	0.14	(0.48)	(0.34)	(0.14)	(0.12)	(0.26)
February 1, 2012 to September 30, 2012(d)	$10.38	0.11	0.14	0.25	(0.12)	—	(0.12)
Sterling Capital Strategic Allocation Conservative Fund(e)
Year Ended September 30, 2014	$9.90	0.14	0.66	0.80	(0.17)	—	(0.17)
Year Ended September 30, 2013	$9.64	0.14	0.28	0.42	(0.16)	—	(0.16)
Year Ended September 30, 2012	$8.71	0.12	0.94	1.06	(0.13)	—	(0.13)
Year Ended September 30, 2011	$9.03	0.15	(0.26)	(0.11)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.47	0.20	0.57	0.77	(0.21)	—	(0.21)
Sterling Capital Strategic Allocation Balanced Fund(e)
Year Ended September 30, 2014	$9.60	0.09	0.89	0.98	(0.11)	—	(0.11)
Year Ended September 30, 2013	$8.98	0.09	0.63	0.72	(0.10)	—	(0.10)
Year Ended September 30, 2012	$7.82	0.08	1.16	1.24	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.26	0.08	(0.40)	(0.32)	(0.12)	—	(0.12)
Year Ended September 30, 2010	$7.68	0.12	0.59	0.71	(0.13)	—	(0.13)
Sterling Capital Strategic Allocation Growth Fund(e)
Year Ended September 30, 2014	$9.09	0.05	1.02	1.07	(0.07)	—	(0.07)
Year Ended September 30, 2013	$8.24	0.04	0.87	0.91	(0.06)	—	(0.06)
Year Ended September 30, 2012	$7.01	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.50	0.04	(0.46)	(0.42)	(0.07)	—	(0.07)
Year Ended September 30, 2010	$6.94	0.08	0.56	0.64	(0.08)	—	(0.08)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.14	3.97%	$1,465	1.67%	1.26%	1.67%	15.51%
$10.85	(2.67)%	$899	1.69%	1.14%	1.69%	35.38%
$11.36	1.86%	$507	1.69%	1.29%	1.69%	26.49%

$12.06	3.61%	$1,490	1.66%	1.30%	1.66%	20.48%
$11.79	(3.25)%	$2,687	1.68%	1.22%	1.68%	40.00%
$12.44	1.48%	$2,884	1.68%	1.36%	1.68%	21.63%

$10.16	3.93%	$457	1.66%	1.39%	1.66%	21.09%
$9.91	(3.28)%	$764	1.68%	1.38%	1.68%	22.18%
$10.51	2.41%	$729	1.64%	1.63%	1.64%	26.70%

$10.53	8.07%	$291	1.20%	1.35%	1.45%	8.67%
$9.90	4.40%	$241	1.28%	1.42%	1.44%	60.51%
$9.64	12.23%	$207	1.44%	1.33%	1.44%	7.99%
$8.71	(1.30)%	$152	1.39%	1.57%	1.47%	8.36%
$9.03	9.17%	$127	1.21%	2.28%	1.47%	33.33%

$10.47	10.24%	$757	1.14%	0.88%	1.40%	5.70%
$9.60	8.10%	$570	1.25%	0.94%	1.41%	81.00%
$8.98	15.88%	$420	1.41%	0.91%	1.41%	17.65%
$7.82	(3.97)%	$367	1.35%	0.93%	1.42%	9.96%
$8.26	9.34%	$186	1.16%	1.49%	1.42%	47.76%

$10.09	11.75%	$506	1.16%	0.48%	1.41%	8.60%
$9.09	11.07%	$452	1.27%	0.50%	1.43%	96.94%
$8.24	18.29%	$294	1.43%	0.55%	1.43%	20.21%
$7.01	(5.78)%	$226	1.36%	0.50%	1.43%	9.06%
$7.50	9.33%	$157	1.17%	1.07%	1.43%	57.35%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2014	$14.23	0.22	3.08	3.30	(0.20)	—	(0.20)
Year Ended September 30, 2013	$12.87	0.16	1.36	1.52	(0.16)		(0.16)
Year Ended September 30, 2012	$9.95	0.14	2.92	3.06	(0.14)	—	(0.14)
Year Ended September 30, 2011	$10.57	0.14	(0.62)	(0.48)	(0.14)	—	(0.14)
Year Ended September 30, 2010	$10.13	0.13	0.45	0.58	(0.14)	—	(0.14)
Sterling Capital Mid Value Fund
Year Ended September 30, 2014	$18.91	0.10	1.77	1.87	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.37	0.17	4.50	4.67	(0.13)	—	(0.13)
Year Ended September 30, 2012	$11.43	0.14	2.94	3.08	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.14	0.08	(0.71)	(0.63)	(0.08)	—	(0.08)
Year Ended September 30, 2010	$10.86	0.07	1.27	1.34	(0.06)	—	(0.06)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2014	$15.34	0.15	0.94	1.09	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.08	0.08	3.39	3.47	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.82	0.06	2.18	2.24	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.19	(0.02)	(0.35)	(0.37)	—	—	—
Year Ended September 30, 2010	$10.27	0.06	0.92	0.98	(0.06)	—	(0.06)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2014	$21.96	0.03	4.39	4.42	(0.04)	(2.28)	(2.32)
Year Ended September 30, 2013	$18.99	0.11 (f)	3.87	3.98	(0.06)	(0.95)	(1.01)
Year Ended September 30, 2012	$15.60	0.04	3.66	3.70	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.25	(0.02)	(0.53)	(0.55)	—	(0.10)	(0.10)
Year Ended September 30, 2010	$14.92	(0.02)	1.35	1.33	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2014	$18.18	0.38	1.41	1.79	(0.36)	(0.63)	(0.99)
Year Ended September 30, 2013	$16.06	0.33	2.25	2.58	(0.30)	(0.16)	(0.46)
Year Ended September 30, 2012	$13.27	0.28	2.74	3.02	(0.23)	—	(0.23)
Year Ended September 30, 2011	$13.07	0.29	0.14 (g)	0.43	(0.23)	—	(0.23)
Year Ended September 30, 2010	$11.44	0.33	1.57	1.90	(0.27)	—	(0.27)
Sterling Capital Long/Short Equity Fund
December 13, 2013 to September 30, 2014(h)	$10.00	(0.11)	1.04	0.93	—	—	—
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2014	$9.98	0.08	(0.03)	0.05	(0.09)	—	(0.09)
November 30, 2012 to September 30, 2013(h)	$10.00	0.05	(0.01)	0.04	(0.06)	—	(0.06)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.78%.

(e)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.10%.

(f)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(h)	Period from commencement of operations.

(i)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.77% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$17.33	23.29%		$234,809	0.81%		1.34%		0.91%	113.75%
$14.23	11.94	%(d)	$194,921	0.84%		1.23%		0.94%	164.27%
$12.87	30.89%		$189,252	0.83%		1.22%		0.95%	68.75%
$9.95	(4.74)%		$156,832	0.83%		1.18%		0.98%	66.29%
$10.57	5.71%		$183,791	0.84%		1.23%		0.99%	119.85%

$19.50	10.17%		$696,468	0.93%		0.53%		0.93%	27.30%
$18.91	32.65%		$548,624	0.92%		1.03%		0.92%	34.03%
$14.37	27.00%		$340,577	0.93%		1.02%		0.95%	21.62%
$11.43	(5.29)%		$299,032	0.93%		0.58%		0.97%	38.30%
$12.14	12.39%		$319,451	0.94%		0.58%		1.05%	45.02%

$14.47	7.40%		$121,011	0.99%		0.99%		0.99%	68.50%
$15.34	29.03%		$101,999	1.04%		0.61%		1.04%	176.62%
$12.08	21.65%		$71,711	1.08%		0.47%		1.11%	32.86%
$10.82	(3.31)%		$64,962	1.08%		(0.14)%		1.19%	63.02%
$11.19	9.59	%(e)	$60,073	1.20%		0.56%		1.42%	95.89%

$24.06	22.00%		$574,783	0.96%		0.14%		0.96%	32.35%
$21.96	21.90%		$452,155	0.99%		0.53	%(f)	0.99%	53.76%
$18.99	23.97%		$386,543	1.04%		0.25%		1.04%	19.38%
$15.60	(3.46)%		$330,913	1.04%		(0.09)%		1.04%	31.51%
$16.25	8.91%		$254,834	1.04%		(0.13)%		1.05%	25.65%

$18.98	10.01%		$1,038,013	0.95%		2.03%		0.95%	16.13%
$18.18	16.33%		$936,400	0.95%		1.92%		0.95%	30.56%
$16.06	22.80%		$635,360	0.94%		1.86%		0.94%	21.30%
$13.27	3.17%		$392,660	0.93%		2.06%		0.93%	16.64%
$13.07	16.77%		$236,580	0.94%		2.68%		0.95%	21.63%

$10.93	9.30%		$105,053	3.10	%(i)	(1.23)%		3.10%	193.58%

$9.94	0.46%		$47,197	0.48%		0.76%		0.48%	79.98%
$9.98	0.35%		$40,625	0.48%		0.65%		0.48%	55.18%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2014	$9.24	0.16	(0.03)	0.13	(0.30)	—	(0.30)
Year Ended September 30, 2013	$9.47	0.19	(0.10)	0.09	(0.32)	—	(0.32)
Year Ended September 30, 2012	$9.36	0.22	0.24	0.46	(0.35)	—	(0.35)
Year Ended September 30, 2011	$9.68	0.20	(0.19)	0.01	(0.33)	—	(0.33)
Year Ended September 30, 2010	$9.67	0.19	0.09	0.28	(0.27)	—	(0.27)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2014	$10.30	0.17	0.09	0.26	(0.35)	—	(0.35)
Year Ended September 30, 2013	$10.87	0.19	(0.44)	(0.25)	(0.32)	—	(0.32)
Year Ended September 30, 2012	$10.80	0.23	0.16	0.39	(0.32)	—	(0.32)
Year Ended September 30, 2011	$10.82	0.27	0.05	0.32	(0.34)	—	(0.34)
Year Ended September 30, 2010	$10.57	0.32	0.28	0.60	(0.35)	—	(0.35)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2014	$10.53	0.34	0.21	0.55	(0.40)	(0.01)	(0.41)
Year Ended September 30, 2013	$11.16	0.32	(0.46)	(0.14)	(0.41)	(0.08)	(0.49)
Year Ended September 30, 2012	$11.06	0.32	0.46	0.78	(0.41)	(0.27)	(0.68)
Year Ended September 30, 2011	$11.33	0.41	0.01	0.42	(0.48)	(0.21)	(0.69)
Year Ended September 30, 2010	$10.78	0.46	0.62	1.08	(0.52)	(0.01)	(0.53)
Sterling Capital Corporate Fund
Year Ended September 30, 2014	$10.15	0.34	0.20	0.54	(0.34)	(0.10)	(0.44)
Year Ended September 30, 2013	$10.70	0.37	(0.44)	(0.07)	(0.37)	(0.11)	(0.48)
Year Ended September 30, 2012	$9.94	0.36	0.77	1.13	(0.36)	(0.01)	(0.37)
June 30, 2011 to September 30, 2011(d)	$10.00	0.08	(0.07)	0.01	(0.07)	—	(0.07)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2014	$9.85	0.25	0.11	0.36	(0.30)	—	(0.30)
Year Ended September 30, 2013	$10.29	0.24	(0.34)	(0.10)	(0.34)	—	(0.34)
Year Ended September 30, 2012	$10.11	0.26	0.30	0.56	(0.37)	(0.01)	(0.38)
June 30, 2011 to September 30, 2011(d)	$10.00	0.06	0.12	0.18	(0.07)	—	(0.07)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.65	0.29	0.19	0.48	(0.29)	—	(0.29)
Year Ended September 30, 2013	$11.15	0.27	(0.44)	(0.17)	(0.27)	(0.06)	(0.33)
Year Ended September 30, 2012	$10.79	0.29	0.39	0.68	(0.29)	(0.03)	(0.32)
Year Ended September 30, 2011	$10.81	0.32	0.03 (e)	0.35	(0.32)	(0.05)	(0.37)
Year Ended September 30, 2010	$10.67	0.32	0.24	0.56	(0.32)	(0.10)	(0.42)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.97	0.22	0.28	0.50	(0.22)	—	(0.22)
Year Ended September 30, 2013	$11.58	0.22	(0.46)	(0.24)	(0.22)	(0.15)	(0.37)
Year Ended September 30, 2012	$11.25	0.26	0.41	0.67	(0.26)	(0.08)	(0.34)
Year Ended September 30, 2011	$11.22	0.31	0.06	0.37	(0.30)	(0.04)	(0.34)
Year Ended September 30, 2010	$10.99	0.30	0.23	0.53	(0.30)	— (f)	(0.30)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.07	1.38%	$81,206	0.52%	1.72%	0.55%	56.10%
$9.24	0.98%	$62,115	0.52%	2.08%	0.56%	56.09%
$9.47	4.94%	$47,235	0.56%	2.30%	0.58%	85.13%
$9.36	0.05%	$55,680	0.60%	2.07%	0.70%	120.09%
$9.68	2.90%	$60,089	0.70%	1.93%	0.86%	55.50%

$10.21	2.58%	$23,119	0.68%	1.66%	0.68%	35.74%
$10.30	(2.30)%	$46,686	0.68%	1.76%	0.68%	66.16%
$10.87	3.67%	$77,460	0.72%	2.12%	0.77%	71.68%
$10.80	3.02%	$155,814	0.71%	2.55%	0.83%	83.62%
$10.82	5.74%	$176,096	0.71%	3.00%	0.84%	83.92%

$10.67	5.29%	$433,198	0.56%	3.15%	0.58%	75.21%
$10.53	(1.26)%	$436,641	0.57%	2.93%	0.59%	149.09%
$11.16	7.39%	$514,368	0.62%	2.90%	0.66%	110.82%
$11.06	3.94%	$383,070	0.70%	3.73%	0.82%	131.87%
$11.33	10.27%	$383,868	0.71%	4.19%	0.84%	122.94%

$10.25	5.42%	$50,353	0.60%	3.30%	0.60%	105.03%
$10.15	(0.65)%	$85,609	0.51%	3.54%	0.59%	99.48%
$10.70	11.54%	$92,946	0.34%	3.52%	0.59%	73.74%
$9.94	0.12%	$46,328	0.30%	3.27%	0.58%	6.86%

$9.91	3.75%	$36,624	0.61%	2.50%	0.63%	98.34%
$9.85	(0.97)%	$58,503	0.51%	2.33%	0.62%	193.21%
$10.29	5.61%	$88,523	0.34%	2.54%	0.59%	113.69%
$10.11	1.84%	$33,905	0.34%	2.50%	0.64%	26.17%

$10.84	4.57%	$10,532	0.72%	2.72%	0.72%	11.13%
$10.65	(1.59)%	$11,859	0.71%	2.47%	0.71%	22.05%
$11.15	6.39%	$14,546	0.70%	2.68%	0.72%	16.52%
$10.79	3.34%	$13,757	0.68%	3.01%	0.79%	15.73%
$10.81	5.42%	$15,284	0.69%	3.01%	0.90%	20.68%

$11.25	4.61%	$30,519	0.69%	1.99%	0.69%	19.90%
$10.97	(2.14)%	$34,574	0.70%	1.94%	0.70%	70.60%
$11.58	6.05%	$33,974	0.70%	2.31%	0.72%	34.94%
$11.25	3.44%	$25,174	0.67%	2.77%	0.78%	21.89%
$11.22	4.97%	$26,322	0.68%	2.77%	0.89%	12.26%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.74	0.27	0.24	0.51	(0.27)	—	(0.27)
Year Ended September 30, 2013	$11.36	0.28	(0.54)	(0.26)	(0.28)	(0.08)	(0.36)
Year Ended September 30, 2012	$11.02	0.30	0.40	0.70	(0.29)	(0.07)	(0.36)
Year Ended September 30, 2011	$11.01	0.31	0.07	0.38	(0.31)	(0.06)	(0.37)
Year Ended September 30, 2010	$10.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2014	$10.78	0.25	0.29	0.54	(0.25)	—	(0.25)
Year Ended September 30, 2013	$11.28	0.24	(0.42)	(0.18)	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2012	$10.90	0.27	0.45	0.72	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$10.86	0.29	0.06	0.35	(0.28)	(0.03)	(0.31)
Year Ended September 30, 2010	$10.61	0.32	0.25	0.57	(0.32)	—	(0.32)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$11.79	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended September 30, 2013	$12.44	0.27	(0.55)	(0.28)	(0.27)	(0.10)	(0.37)
Year Ended September 30, 2012	$12.12	0.31	0.39	0.70	(0.31)	(0.07)	(0.38)
Year Ended September 30, 2011	$12.14	0.34	0.02	0.36	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2010	$12.07	0.36	0.18	0.54	(0.36)	(0.11)	(0.47)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2014	$9.92	0.24	0.25	0.49	(0.24)	—	(0.24)
Year Ended September 30, 2013	$10.52	0.24	(0.48)	(0.24)	(0.24)	(0.12)	(0.36)
Year Ended September 30, 2012	$10.17	0.29	0.39	0.68	(0.29)	(0.04)	(0.33)
Year Ended September 30, 2011	$10.18	0.34	—	0.34	(0.34)	(0.01)	(0.35)
Year Ended September 30, 2010	$10.05	0.36	0.15	0.51	(0.36)	(0.02)	(0.38)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2014	$10.05	0.24	0.68	0.92	(0.26)	—	(0.26)
Year Ended September 30, 2013	$9.79	0.24	0.28	0.52	(0.26)	—	(0.26)
Year Ended September 30, 2012	$8.83	0.22	0.96	1.18	(0.22)	—	(0.22)
Year Ended September 30, 2011	$9.15	0.25	(0.27)	(0.02)	(0.30)	—	(0.30)
Year Ended September 30, 2010	$8.58	0.29	0.57	0.86	(0.29)	—	(0.29)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2014	$9.83	0.19	0.92	1.11	(0.21)	—	(0.21)
Year Ended September 30, 2013	$9.18	0.18	0.66	0.84	(0.19)		(0.19)
Year Ended September 30, 2012	$8.00	0.17	1.18	1.35	(0.17)	—	(0.17)
Year Ended September 30, 2011	$8.44	0.19	(0.43)	(0.24)	(0.20)	—	(0.20)
Year Ended September 30, 2010	$7.83	0.20	0.61	0.81	(0.20)	—	(0.20)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2014	$9.37	0.15	1.05	1.20	(0.16)	—	(0.16)
Year Ended September 30, 2013	$8.48	0.13	0.90	1.03	(0.14)	—	(0.14)
Year Ended September 30, 2012	$7.21	0.12	1.27	1.39	(0.12)	—	(0.12)
Year Ended September 30, 2011	$7.70	0.13	(0.49)	(0.36)	(0.13)	—	(0.13)
Year Ended September 30, 2010	$7.12	0.15	0.58	0.73	(0.15)	—	(0.15)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.98	4.81%	$151,267	0.66%	2.50%	0.66%	11.67%
$10.74	(2.38)%	$159,039	0.67%	2.49%	0.67%	22.38%
$11.36	6.51%	$190,055	0.67%	2.64%	0.67%	19.76%
$11.02	3.60%	$161,486	0.67%	2.92%	0.72%	15.15%
$11.01	5.05%	$147,848	0.68%	3.05%	0.84%	19.19%

$11.07	5.03%	$49,157	0.68%	2.27%	0.68%	15.51%
$10.78	(1.62)%	$49,340	0.69%	2.17%	0.69%	35.38%
$11.28	6.68%	$52,526	0.70%	2.41%	0.70%	26.49%
$10.90	3.37%	$39,863	0.71%	2.68%	0.76%	25.83%
$10.86	5.53%	$30,183	0.73%	3.05%	0.89%	14.60%

$12.06	4.65%	$79,895	0.66%	2.29%	0.66%	20.48%
$11.79	(2.28)%	$81,703	0.68%	2.23%	0.68%	40.00%
$12.44	5.87%	$91,770	0.68%	2.50%	0.68%	21.63%
$12.12	3.11%	$78,535	0.68%	2.90%	0.73%	15.33%
$12.14	4.65%	$77,222	0.69%	3.05%	0.85%	9.54%

$10.17	4.98%	$70,273	0.66%	2.39%	0.66%	21.09%
$9.92	(2.30)%	$68,936	0.68%	2.38%	0.68%	22.18%
$10.52	6.85%	$85,125	0.68%	2.85%	0.68%	26.70%
$10.17	3.48%	$72,451	0.69%	3.44%	0.69%	23.34%
$10.18	5.13%	$70,760	0.69%	3.58%	0.70%	6.60%

$10.71	9.19%	$2,300	0.20%	2.32%	0.45%	8.67%
$10.05	5.35%	$3,153	0.29%	2.42%	0.44%	60.51%
$9.79	13.47%	$3,346	0.44%	2.33%	0.44%	7.99%
$8.83	(0.31)%	$3,954	0.37%	2.61%	0.47%	8.36%
$9.15	10.22%	$4,798	0.21%	3.26%	0.47%	33.33%

$10.73	11.36%	$244	0.14%	1.87%	0.39%	5.70%
$9.83	9.28%	$321	0.26%	1.85%	0.39%	81.00%
$9.18	16.94%	$474	0.42%	1.98%	0.42%	17.65%
$8.00	(3.02)%	$475	0.29%	2.13%	0.41%	9.96%
$8.44	10.53%	$1,169	0.16%	2.52%	0.41%	47.76%

$10.41	12.89%	$872	0.16%	1.46%	0.41%	8.60%
$9.37	12.27%	$1,007	0.28%	1.46%	0.42%	96.94%
$8.48	19.40%	$936	0.43%	1.54%	0.43%	20.21%
$7.21	(4.86)%	$1,127	0.32%	1.62%	0.43%	9.06%
$7.70	10.39%	$1,684	0.17%	2.05%	0.43%	57.35%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2014	$18.47	— (d)	1.74	1.74	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.20	(0.18)	4.51	4.33	(0.06)	—	(0.06)
Year Ended September 30, 2012	$11.36	0.08	2.90	2.98	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.12	0.05	(0.73)	(0.68)	(0.08)	—	(0.08)
February 1, 2010 to September 30, 2010(f)	$11.11	0.03	1.01	1.04	(0.03)	—	(0.03)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2014	$15.21	0.10	0.93	1.03	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.03	0.03	3.36	3.39	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.79	0.05	2.17	2.22	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.18	(0.02)	(0.37)	(0.39)	—	—	—
February 1, 2010 to September 30, 2010(f)	$10.55	0.06	0.62	0.68	(0.05)	—	(0.05)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2014	$21.72	(0.09)	4.34	4.25	—	(2.28)	(2.28)
Year Ended September 30, 2013	$18.83	0.01 (h)	3.83	3.84	—	(0.95)	(0.95)
Year Ended September 30, 2012	$15.54	(0.04)	3.64	3.60	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.26	(0.11)	(0.51)	(0.62)	—	(0.10)	(0.10)
February 1, 2010 to September 30, 2010(f)	$15.32	(0.03)	0.97	0.94	—	—	—
Sterling Capital Equity Income Fund
Year Ended September 30, 2014	$18.04	0.29	1.40	1.69	(0.26)	(0.63)	(0.89)
Year Ended September 30, 2013	$15.95	0.24	2.22	2.46	(0.21)	(0.16)	(0.37)
Year Ended September 30, 2012	$13.19	0.20	2.72	2.92	(0.16)	—	(0.16)
Year Ended September 30, 2011	$13.03	0.24	0.13	0.37	(0.21)	—	(0.21)
February 1, 2010 to September 30, 2010(f)	$11.94	0.23	1.04	1.27	(0.18)	—	(0.18)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2014	$10.48	0.28	0.22	0.50	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2013	$11.11	0.25	(0.45)	(0.20)	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2012	$11.02	0.26	0.46	0.72	(0.36)	(0.27)	(0.63)
Year Ended September 30, 2011	$11.32	0.37	(0.03)	0.34	(0.43)	(0.21)	(0.64)
February 1, 2010 to September 30, 2010(f)	$10.87	0.25	0.50	0.75	(0.30)	—	(0.30)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Net Assets are below $1,000.

(f)	Period from commencement of operations.

(g)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.08%.

(h)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.05)% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(b)		Net Assets, End of Period (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income loss to average net assets(c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$18.93	9.68%		$—	(e)	1.39%	0.02%		1.39%	27.30%
$18.47	30.65%		$—	(e)	1.42%	(1.04)%		1.42%	34.03%
$14.20	26.17%		$—	(e)	1.44%	0.59%		1.44%	21.62%
$11.36	(5.71)%		$—	(e)	1.44%	0.36%		1.56%	38.30%
$12.12	9.47%		$—	(e)	1.44%	0.42%		1.68%	45.02%

$14.28	7.01%		$—	(e)	1.45%	0.65%		1.45%	68.50%
$15.21	28.48%		$—	(e)	1.55%	0.24%		1.55%	176.62%
$12.03	21.49%		$—	(e)	1.57%	0.44%		1.59%	32.86%
$10.79	(3.49)%		$—	(e)	1.57%	(0.12)%		1.58%	63.02%
$11.18	6.46	%(g)	$—	(e)	1.65%	0.82%		3.44%	95.89%

$23.69	21.36%		$26		1.46%	(0.41)%		1.46%	32.35%
$21.72	21.28%		$450		1.49%	0.04	%(h)	1.49%	53.76%
$18.83	23.41%		$357		1.54%	(0.25)%		1.54%	19.38%
$15.54	(3.95)%		$289		1.54%	(0.62)%		1.54%	31.51%
$16.26	6.20%		$—	(e)	1.54%	(0.29)%		1.57%	25.65%

$18.84	9.52%		$1,811		1.45%	1.56%		1.45%	16.13%
$18.04	15.69%		$2,781		1.45%	1.40%		1.45%	30.56%
$15.95	22.19%		$1,454		1.44%	1.35%		1.44%	21.30%
$13.19	2.74%		$604		1.43%	1.72%		1.43%	16.64%
$13.03	10.76%		$—	(e)	1.45%	2.86%		1.49%	21.63%

$10.62	4.81%		$6		1.04%	2.65%		1.04%	75.21%
$10.48	(1.83)%		$5		1.07%	2.34%		1.08%	149.09%
$11.11	6.79%		$6		1.12%	2.41%		1.16%	110.82%
$11.02	3.24%		$6		1.20%	3.32%		1.33%	131.87%
$11.32	7.03%		$42		1.21%	3.45%		1.37%	122.94%

Sterling Capital Funds

Notes to Financial Statements
September 30, 2014

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund (formerly known as Sterling Capital Short-Term Bond Fund), Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate of other similar securities. In addition, underlying investment companies may invest in derivatives.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2014, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund converted Class S Shares into Institutional Shares effective February 1, 2013. Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00%, as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. At September 30, 2014, Sterling Capital Equity Income Fund has a written option valued by Pricing Committee recorded at fair value of $1,690 and represents 0.00008% of net assets.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2014, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2014 is as follows:

Assets:	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Investments in Securities
Sterling Capital Large Cap Value Diversified Fund	$267,016,778	(a)	$—	$—	$267,016,778
Sterling Capital Mid Value Fund	744,335,890	(a)	—	—	744,335,890
Sterling Capital Small Cap Value Diversified Fund	130,827,241	(a)	—	—	130,827,241
Sterling Capital Special Opportunities Fund	1,070,066,765	(a)	—	—	1,070,066,765
Sterling Capital Equity Income Fund	2,082,538,389	(a)	—	—	2,082,538,389
Sterling Capital Long/Short Equity Fund	109,662,236	(a)	—	—	109,662,236
Sterling Capital Ultra Short Bond Fund	170,251	(b)	57,724,213(a)	—	57,894,464
Sterling Capital Short Duration Bond Fund	611,713	(b)	92,187,436(a)	—	92,799,149
Sterling Capital Intermediate U.S. Government Fund	72,694	(b)	32,515,221(a)	—	32,587,915
Sterling Capital Total Return Bond Fund	9,113,869	(b)	464,502,431(a)	—	473,616,300
Sterling Capital Corporate Fund	1,324,248	(b)	48,645,521(a)	—	49,969,769
Sterling Capital Securitized Opportunities Fund	233,834	(b)	36,412,042(a)	—	36,645,876
Sterling Capital Kentucky Intermediate Tax-Free Fund	175,522	(b)	14,913,333(a)	—	15,088,855
Sterling Capital Maryland Intermediate Tax-Free Fund	1,144,092	(b)	36,584,785(a)	—	37,728,877
Sterling Capital North Carolina Intermediate Tax-Free Fund	3,703,131	(b)	197,843,023(a)	—	201,546,154
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,824,320	(b)	65,600,289(a)	—	67,424,609
Sterling Capital Virginia Intermediate Tax-Free Fund	3,716,012	(b)	118,820,662(a)	—	122,536,674
Sterling Capital West Virginia Intermediate Tax-Free Fund	5,330,309	(b)	101,611,558(a)	—	106,941,867
Sterling Capital Strategic Allocation Conservative Fund	18,945,505	(a)	—	—	18,945,505
Sterling Capital Strategic Allocation Balanced Fund	38,483,255	(a)	—	—	38,483,255
Sterling Capital Strategic Allocation Growth Fund	26,933,059	(a)	—	—	26,933,059

Liabilities:
Investments Sold Short
Sterling Capital Long/Short Equity Fund	$32,969,218	(a)	$—	$—	$32,969,218
Other Financial Instruments-
Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	738,800		—	—	738,800
Sterling Capital Equity Income Fund (c)	754,250		1,690	—	755,940

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2014.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2014, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2014:

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

Fair Values of Derivative Instruments	Statements of Assets and Liabilities Location	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund

Liabilities
Equity contracts	Call options written	$738,800	$755,940

The effect of derivative financial instruments on the Statements of Operations for the fiscal year ended September 30, 2014:

Net Realized Gain (Loss)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Options (equity contracts)*	$1,122,825	$(310,754)	$52,402

*	Purchased options gain/loss are included in realized gain (loss) on investments.

Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written options (equity contracts)	$913,577	$526,763

For the fiscal year ended September 30, 2014, the average quarterly balance of derivative financial instruments were as follows:

Options (Equity Risk)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Average number of written option contracts	7,005	1,913	—
Average premium of written option contracts	$1,528,396	$830,029	$—
Average number of purchased option contracts	—	—	419
Average premium of purchased option contracts	$—	$—	$62,827

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Bond Fund, Sterling Capital Securitized Opportunities Fund and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Long/Short Equity Fund are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Funds and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Long/Short Equity Fund purchases put options, which gives a Fund the right to sell a specified amount of an underlying security at a specified price within a specified time. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities and Sterling Capital Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the year ended September 30, 2014 are as follows:

	Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund
	Number of	Premiums	Number of	Premiums
Covered Call Options	Contracts	Received	Contracts	Received
Balance at beginning of year	4,210	$719,815	—	$—
Options written	23,900	4,930,358	6,563	2,607,438
Options closed	(10,700)	(2,136,406)	(3,225)	(1,215,087)
Options expired	(5,860)	(1,092,014)	(500)	(96,998)
Options exercised	(5,850)	(1,216,461)	(25)	(12,650)

Balance at end of year	5,700	$1,205,292	2,813	$1,282,703

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

The following is a summary of written call options outstanding as of September 30, 2014:

	Number of Contracts	Value
Sterling Capital Special Opportunities Fund
Agilent Technologies, Inc., $65.00, 11/22/14	1,000	$(18,000)
Akamai Technologies, Inc., $67.50, 11/22/14	1,000	(69,000)
Apple, Inc., $110.00, 12/20/14	1,000	(132,000)
Citrix Systems, Inc., $75.00, 1/17/15	1,000	(225,000)
Halliburton Co., $70.00, 1/17/15	500	(82,000)
Myriad Genetics, Inc., $39.00, 11/22/14	400	(84,000)
UnitedHealth Group, Inc., $90.00, 12/20/14	800	(128,800)

	5,700	$(738,800)

Sterling Capital Equity Income Fund
Baxter International, Inc., $80.00, 11/22/14	500	$(500)
Baxter International, Inc., $82.50, 11/22/14(a)	338	(1,690)
Time Warner Cable, Inc., $145.00, 10/18/14	750	(202,500)
Time Warner Cable, Inc., $150.00, 1/17/15	1,225	(551,250)

	2,813	$(755,940)

(a)	Security was fair valued under methods approved by the Board.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales — Sterling Capital Long/Short Equity Fund enters into short sale transactions in which it sells a security it may not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as service fees on securities sold short in the Statements of Operations. The Fund maintains a segregated account of deposits of cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. These positions are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies also involve significant transaction costs.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2014 were as follows:

	Purchases	Sales
Sterling Capital Large Cap Value Diversified Fund	$284,142,147	$289,856,216
Sterling Capital Mid Value Fund	296,989,923	184,704,353
Sterling Capital Small Cap Value Diversified Fund	99,586,858	88,651,682
Sterling Capital Special Opportunities Fund	396,425,595	291,036,426
Sterling Capital Equity Income Fund	458,888,667	303,830,211
Sterling Capital Long/Short Equity Fund	251,509,900	197,885,639
Sterling Capital Ultra Short Bond Fund	51,117,119	41,201,905
Sterling Capital Short Duration Bond Fund	55,413,214	32,534,311
Sterling Capital Intermediate U.S. Government Fund	792,875	4,810,939
Sterling Capital Total Return Bond Fund	246,552,480	260,746,256
Sterling Capital Corporate Fund	42,423,201	78,707,089
Sterling Capital Securitized Opportunities Fund	30,759,937	48,025,547
Sterling Capital Kentucky Intermediate Tax-Free Fund	1,774,465	4,115,241
Sterling Capital Maryland Intermediate Tax-Free Fund	7,573,496	13,080,247
Sterling Capital North Carolina Intermediate Tax-Free Fund	23,416,129	40,214,226
Sterling Capital South Carolina Intermediate Tax-Free Fund	10,181,400	15,556,685
Sterling Capital Virginia Intermediate Tax-Free Fund	25,071,454	36,738,462
Sterling Capital West Virginia Intermediate Tax-Free Fund	21,647,444	23,503,588
Sterling Capital Strategic Allocation Conservative Fund	1,592,396	2,373,000
Sterling Capital Strategic Allocation Balanced Fund	3,869,117	2,070,000
Sterling Capital Strategic Allocation Growth Fund	2,297,886	3,057,000

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2014 were as follows:

	Purchases	Sales
Sterling Capital Long/Short Equity Fund	$751,837	$274,654
Sterling Capital Ultra Short Bond Fund	160,083	96,033
Sterling Capital Short Duration Bond Fund	16,029,043	15,411,004
Sterling Capital Intermediate U.S. Government Fund	13,451,990	32,849,290
Sterling Capital Total Return Bond Fund	101,685,065	98,209,739
Sterling Capital Corporate Fund	23,984,720	23,910,790
Sterling Capital Securitized Opportunities Fund	8,855,058	12,832,129

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2014 is as follows:

	Shares Held at September 30, 2013	Shares Purchased	Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income October 1, 2013- September 30, 2014	Distributions and Net Realized Gain (Loss) October 1, 2013- September 30, 2014
Sterling Capital Strategic Allocation Conservative Fund
Sterling Capital Equity Income Fund, Institutional Shares	207,334	22,149	34,609	194,874	$3,698,714	$70,198	$158,462
Sterling Capital Special Opportunities Fund, Institutional Shares	174,641	18,358	38,499	154,500	3,717,268	7,676	462,317
Sterling Capital Total Return Bond Fund, Institutional Shares	1,030,767	75,663	78,690	1,027,740	10,965,984	401,294	(23,466)

Total Affiliates	1,412,742	116,170	151,798	1,377,114	$18,381,966	$479,168	$597,313

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

	Shares Held at September 30, 2013	Shares Purchased	Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income October 1, 2013- September 30, 2014	Distributions and Net Realized Gain (Loss) October 1, 2013- September 30, 2014
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Equity Income Fund, Institutional Shares	573,512	57,166	28,000	602,678	$11,438,837	$210,979	$388,267
Sterling Capital Special Opportunities Fund, Institutional Shares	483,055	57,114	62,379	477,790	11,495,626	22,656	1,215,042
Sterling Capital Total Return Bond Fund, Institutional Shares	1,245,350	153,259	10,307	1,388,302	14,813,181	518,956	7,313

Total Affiliates	2,301,917	267,539	100,686	2,468,770	$37,747,644	$752,591	$1,610,622

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Equity Income Fund, Institutional Shares	541,014	41,541	49,121	533,434	$10,124,581	$193,187	$380,935
Sterling Capital Special Opportunities Fund, Institutional Shares	455,702	48,854	81,627	422,929	10,175,682	21,030	1,209,939
Sterling Capital Total Return Bond Fund, Institutional Shares	568,819	50,269	24,081	595,007	6,348,725	230,962	(3,628)

Total Affiliates	1,565,535	140,664	154,829	1,551,370	$26,648,988	$445,179	$1,587,246

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2014:

	Prior to February 1, 2014			Effective February 1, 2014
		Fee Rate after				Fee Rate after
	Contractual	Contractual		Contractual		Contractual
	Fee Rate	Waivers		Fee Rate		Waivers
Sterling Capital Large Cap Value Diversified Fund	0.70%	0.60	%(1)	0.70%		0.60	%(2)
Sterling Capital Mid Value Fund	0.70%	0.70%		0.70%		0.70%
Sterling Capital Small Cap Value Diversified Fund	0.75%	0.75%		0.75%		0.75%
Sterling Capital Special Opportunities Fund	0.75%	0.75%		0.75	%(3)	0.75	%(3)
Sterling Capital Equity Income Fund	0.70%	0.70%		0.70	%(4)	0.70	%(4)
Sterling Capital Long/Short Equity Fund	1.50%	1.50%		1.50%		1.50%
Sterling Capital Ultra Short Bond Fund	0.20%	0.20%		0.20%		0.20%
Sterling Capital Short Duration Bond Fund	0.30%	0.25	%(1)	0.30%		0.28	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.43%	0.43%		0.43%		0.43%
Sterling Capital Total Return Bond Fund	0.37%	0.34	%(1)	0.37%		0.37	%(5)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%		0.35%
Sterling Capital Securitized Opportunities Fund	0.35%	0.35%		0.35%		0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%		0.45%
Sterling Capital Strategic Allocation Conservative Fund	0.25%	0.00	%(1)	0.25%		0.00	%(2)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

	Prior to February 1, 2014			Effective February 1, 2014
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from March 1, 2013 through January 31, 2014.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2014 through January 31, 2015.
(3)	The Fund pays 0.75% on the first $1 billion of average net assets, 0.70% on the next $1 billion of average net assets, 0.65% on the next $2 billion of average net assets, and 0.60% of average net assets over $4 billion.
(4)	The Fund pays 0.70% on the first $2 billion of average net assets, 0.65% on the next $2 billion of average net assets, and 0.60% of average net assets over $4 billion.
(5)	Effective on September 29, 2014, Sterling Capital contractually agreed to limit the advisory fees paid by the Fund to 0.27% from September 29, 2014 through January 31, 2016.

Pursuant to sub-advisory agreements with Sterling Capital, during the reporting periods, Highland Capital Healthcare Advisors, L.P., Gator Capital Management, Lucas Capital Management LLC, and Sanborn Kilcollin Partners, LLC served as the sub-advisors to the Sterling Capital Long/Short Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and Sterling Capital. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Funds of Funds) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and the Sterling Capital Variable Insurance Funds, excluding the assets of the Funds of Funds, at a rate at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

For the fiscal year ended September 30, 2014, the Funds paid $116,600 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2014, the Distributor received $810,840 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2014 were $343,827. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $44,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. The Trustee who is

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

an interested person, as defined in the 1940 Act, of the Trust, but not affiliated with Sterling Capital is compensated at the annual rate of $44,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $1,200 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

At a meeting held on February 19-20, 2014, the Board approved several changes in Trustee compensation. These changes became effective on April 1, 2014. Pursuant to these changes, (i) each Trustee who is not an interested person of the Trust will be compensated at an annual rate of $70,000, (ii) the Chairman of the Board will receive an annual retainer of $20,000, and (iii) the Chairman of the Nominating Committee will receive an annual retainer of $6,000 in lieu of a fee for each meeting over which he or she presides as Chairman. Other than as noted above, Trustee compensation remains the same.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”).

The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2015. During the fiscal year ended September 30, 2014, each of the following Funds utilized its line of credit:

	Average	Average	Number of	Interest Expense	Maximum Amount
	Interest Rate	Loan Balance	Days Outstanding	Incurred	Borrowed
Sterling Capital Long/Short Equity Fund	1.25%	$2,602,000	8	$725	$3,855,000
Sterling Capital Securitized Opportunities Fund	1.25%	36,000	1	1	36,000

8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2014, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount With No Expiration*
	Short-term	Long-term
	Losses	Losses	Amount	Expires
Sterling Capital Large Cap Value Diversified Fund	$—	$—	$29,095,125	2017
Sterling Capital Large Cap Value Diversified Fund	—	—	10,325,708	2018
Sterling Capital Mid Value Fund	—	—	9,531,273	2017
Sterling Capital Small Cap Value Diversified Fund	—	—	900,225	2016
Sterling Capital Small Cap Value Diversified Fund	—	—	2,655,981	2017
Sterling Capital Ultra Short Bond Fund	43,774	30,675	—	—
Sterling Capital Short Duration Bond Fund	917,864	932,185	—	—
Sterling Capital Short Duration Bond Fund	—	—	3,940,976	2015
Sterling Capital Short Duration Bond Fund	—	—	160,380	2016
Sterling Capital Short Duration Bond Fund	—	—	385,647	2019
Sterling Capital Intermediate U.S. Government Fund	—	—	6,852,937	2016
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Total Return Bond Fund	2,987,377	371,984	—	—
Sterling Capital Securitized Opportunities Fund	1,425,099	261,397	—	—
Sterling Capital Strategic Allocation Conservative Fund	—	—	6,458,015	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,907,944	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	5,077,054	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were $24,487,275, $3,177,091, $1,185,402, $564,703, $70,276, $591,696, $1,559,613 and $1,550,718 for Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund, respectively. Sterling Capital Short Duration Bond Fund had capital loss carryforwards of $1,246,269 expire in the current year. For Sterling Capital Small Cap Value Diversified and Sterling Capital Mid Value Funds capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 382-384.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, short dividend expense, the character of distributions and investments in RICs, partnerships, royalty trusts and PFICs), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2014, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Large Cap Value Fund	$—	$(15,150)	$15,150
Sterling Capital Mid Value Fund	—	42,655	(42,655)
Sterling Capital Small Cap Value Diversified Fund	—	(5,208)	5,208

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Special Opportunities Fund	$—	$618,591	$(618,591)
Sterling Capital Equity Income Fund	(19,262)	(2,101,982)	2,121,244
Sterling Capital Long/Short Equity Fund	(5,451)	786,946	(781,495)
Sterling Capital Ultra Short Bond Fund	(2,001)	42,902	(40,901)
Sterling Capital Short Duration Bond Fund	(1,246,269)	1,313,123	(66,854)
Sterling Capital Intermediate U.S. Government Fund	—	254,504	(254,504)
Sterling Capital Total Return Bond Fund	—	2,540,191	(2,540,191)
Sterling Capital Corporate Fund	—	30,342	(30,342)
Sterling Capital Securitized Opportunities Fund	—	228,825	(228,825)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	(1,713)	1,713
Sterling Capital Maryland Intermediate Tax-Free Fund	—	(1,966)	1,966
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(6,090)	6,090
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	15,599	(15,599)
Sterling Capital Virginia Intermediate Tax-Free Fund	—	35	(35)
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	(13,598)	13,598
Sterling Capital Strategic Allocation Conservative Fund	—	22,761	(22,761)
Sterling Capital Strategic Allocation Balanced Fund	—	52,945	(52,945)
Sterling Capital Strategic Allocation Growth Fund	—	44,261	(44,261)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2014 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Large Cap Value Diversified Fund	$3,094,251	$—	$3,094,251	$—	$3,094,251
Sterling Capital Mid Value Fund	3,012,500	38,657,111	41,669,611	—	41,669,611
Sterling Capital Small Cap Value Diversified Fund	5,104,297	10,213,996	15,318,293	—	15,318,293
Sterling Capital Special Opportunities Fund	2,741,737	86,313,447	89,055,184	—	89,055,184
Sterling Capital Equity Income Fund	38,056,276	63,034,772	101,091,048	—	101,091,048
Sterling Capital Ultra Short Bond Fund	438,098	—	438,098	—	438,098
Sterling Capital Short Duration Bond Fund	2,719,637	—	2,719,637	—	2,719,637
Sterling Capital Intermediate U.S. Government Fund	1,440,912	—	1,440,912	—	1,440,912
Sterling Capital Total Return Bond Fund	17,912,129	—	17,912,129	—	17,912,129
Sterling Capital Corporate Fund	2,127,026	814,356	2,941,382	—	2,941,382
Sterling Capital Securitized Opportunities Fund	1,254,105	—	1,254,105	—	1,254,105
Sterling Capital Kentucky Intermediate Tax-Free Fund	1	—	1	439,323	439,324
Sterling Capital Maryland Intermediate Tax-Free Fund	—	—	—	763,506	763,506
Sterling Capital North Carolina Intermediate Tax-Free Fund	199	—	199	5,036,521	5,036,720
Sterling Capital South Carolina Intermediate Tax-Free Fund	16,127	—	16,127	1,469,858	1,485,985
Sterling Capital Virginia Intermediate Tax-Free Fund	35	—	35	2,744,709	2,744,744
Sterling Capital West Virginia Intermediate Tax-Free Fund	3,760	—	3,760	2,425,001	2,428,761
Sterling Capital Strategic Allocation Conservative Fund	416,730	—	416,730	—	416,730
Sterling Capital Strategic Allocation Balanced Fund	632,180	—	632,180	—	632,180
Sterling Capital Strategic Allocation Growth Fund	353,149	—	353,149	—	353,149

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2013 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Large Cap Value Diversified Fund	$2,627,430	$—	$2,627,430	$—	$2,627,430
Sterling Capital Mid Value Fund	3,163,869	—	3,163,869	—	3,163,869
Sterling Capital Small Cap Value Diversified Fund	390,002	958,642	1,348,644	—	1,348,644
Sterling Capital Special Opportunities Fund	3,138,407	29,974,373	33,112,780	—	33,112,780
Sterling Capital Equity Income Fund	22,799,561	12,358,244	35,157,805	—	35,157,805
Sterling Capital Ultra Short Bond Fund	210,844	—	210,844	—	210,844
Sterling Capital Short Duration Bond Fund	2,242,340	—	2,242,340	—	2,242,340
Sterling Capital Intermediate U.S. Government Fund	2,332,671	—	2,332,671	—	2,332,671
Sterling Capital Total Return Bond Fund	21,987,404	2,841,224	24,828,628	—	24,828,628
Sterling Capital Corporate Fund	4,269,831	195,109	4,464,940	—	4,464,940
Sterling Capital Securitized Opportunities Fund	2,486,095	—	2,486,095	—	2,486,095
Sterling Capital Kentucky Intermediate Tax-Free Fund	678	139,225	139,903	592,984	732,887
Sterling Capital Maryland Intermediate Tax-Free Fund	62,436	532,735	595,171	888,679	1,483,850
Sterling Capital North Carolina Intermediate Tax-Free Fund	186,244	1,685,743	1,871,987	6,046,630	7,918,617
Sterling Capital South Carolina Intermediate Tax-Free Fund	118,000	473,705	591,705	1,660,745	2,252,450
Sterling Capital Virginia Intermediate Tax-Free Fund	15,821	1,255,769	1,271,590	3,084,117	4,355,707
Sterling Capital West Virginia Intermediate Tax-Free Fund	89,006	1,368,572	1,457,578	2,786,247	4,243,825
Sterling Capital Strategic Allocation Conservative Fund	442,806	—	442,806	—	442,806
Sterling Capital Strategic Allocation Balanced Fund	574,997	—	574,997	—	574,997
Sterling Capital Strategic Allocation Growth Fund	302,995	—	302,995	—	302,995

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Large Cap
Value Diversified Fund	$368,108	$—	$368,108	$(1)	$(39,420,833)	$37,803,746	$(1,248,980)
Sterling Capital Mid Value Fund	9,836,579	30,217,135	40,053,714	—	(9,531,273)	133,370,413	163,892,854
Sterling Capital Small Cap Value Diversified Fund	2,421,853	2,067,695	4,489,548	—	(3,556,206)	8,358,548	9,291,890
Sterling Capital Special Opportunities Fund	14,243,382	33,706,131	47,949,513	—	—	300,335,782	348,285,295
Sterling Capital Equity Income Fund	1,950,865	46,500,384	48,451,249	(1,189)	(2,760,315)	391,261,961	436,951,706
Sterling Capital Long/Short Equity Fund	2,922,481	—	2,922,481	—	—	2,231,707	5,154,188
Sterling Capital Ultra Short Bond Fund	2,735	—	2,735	(7,942)	(74,449)	(215,191)	(294,847)
Sterling Capital Short
Duration Bond Fund	160,323	—	160,323	(174,196)	(6,337,052)	(1,923,891)	(8,274,816)
Sterling Capital Intermediate U.S. Government Fund	210,758	—	210,758	(31,029)	(7,137,214)	533,402	(6,424,083)
Sterling Capital Total Return Bond Fund	1,048,342	—	1,048,342	(597,755)	(3,359,361)	3,826,962	918,188
Sterling Capital Corporate Fund	1	60,465	60,466	(29,686)	—	831,081	861,861
Sterling Capital Securitized Opportunities Fund	2,726	—	2,726	(3,079)	(1,686,496)	258,843	(1,428,006)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Kentucky Intermediate Tax-Free Fund	$26,935	$202,554	$229,489	$(23,858)	$—	$1,104,267	$1,309,898
Sterling Capital Maryland Intermediate Tax-Free Fund	48,070	184,433	232,503	(44,398)	—	1,619,864	1,807,969
Sterling Capital North Carolina Intermediate Tax-Free Fund	365,088	316,632	681,720	(282,949)	—	10,720,275	11,119,046
Sterling Capital South Carolina Intermediate Tax-Free Fund	105,470	86,416	191,886	(78,046)	—	2,813,333	2,927,173
Sterling Capital Virginia Intermediate Tax-Free Fund	209,442	626,849	836,291	(146,524)	—	5,830,491	6,520,258
Sterling Capital West Virginia Intermediate Tax-Free Fund	122,218	271,875	394,093	(139,136)	—	4,558,806	4,813,763
Sterling Capital Strategic Allocation Conservative Fund	15,411	(6,458,015)	(6,442,604)	(6,226)	—	1,574,121	(4,874,709)
Sterling Capital Strategic Allocation Balanced Fund	23,351	—	23,351	(3,743)	(7,872,707)	3,895,016	(3,958,083)
Sterling Capital Strategic Allocation Growth Fund	13,947	—	13,947	(638)	(9,717,650)	3,225,926	(6,478,415)

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, recognition of gain on constructive sales, basis adjustments on partnership interests, hybrid securities, royalty trusts, PFICs and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 and ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2014:

Qualified Late-Year Capital Losses
Sterling Capital Equity Income Fund	$2,760,315
Sterling Capital Intermediate U.S. Government Fund	246,427

At September 30, 2014, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Large Cap Value Diversified Fund	$229,213,032	$41,901,491	$(4,097,745)	$37,803,746
Sterling Capital Mid Value Fund	610,965,477	165,358,643	(31,988,230)	133,370,413
Sterling Capital Small Cap Value Diversified Fund	122,468,693	14,964,387	(6,605,839)	8,358,548
Sterling Capital Special Opportunities Fund	770,197,475	303,955,665	(4,086,375)	299,869,290
Sterling Capital Equity Income Fund	1,691,803,191	444,650,275	(53,915,077)	390,735,198
Sterling Capital Long/Short Equity Fund	74,393,781	7,238,854	(4,939,617)	2,299,237
Sterling Capital Ultra Short Bond Fund	58,109,655	41,507	(256,698)	(215,191)
Sterling Capital Short Duration Bond Fund	94,723,040	257,582	(2,181,473)	(1,923,891)

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2014

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Intermediate U.S. Government Fund	$32,054,513	$1,001,070	$(467,668)	$533,402
Sterling Capital Total Return Bond Fund	469,789,338	10,745,282	(6,918,320)	3,826,962
Sterling Capital Corporate Fund	49,138,688	1,080,799	(249,718)	831,081
Sterling Capital Securitized Opportunities Fund	36,387,033	494,846	(236,003)	258,843
Sterling Capital Kentucky Intermediate Tax-Free Fund	13,984,588	1,104,509	(242)	1,104,267
Sterling Capital Maryland Intermediate Tax-Free Fund	36,109,013	1,620,902	(1,038)	1,619,864
Sterling Capital North Carolina Intermediate Tax-Free Fund	190,825,879	10,745,734	(25,459)	10,720,275
Sterling Capital South Carolina Intermediate Tax-Free Fund	64,611,276	2,820,350	(7,017)	2,813,333
Sterling Capital Virginia Intermediate Tax-Free Fund	116,706,183	5,851,757	(21,266)	5,830,491
Sterling Capital West Virginia Intermediate Tax-Free Fund	102,383,061	4,558,806	—	4,558,806
Sterling Capital Strategic Allocation Conservative Fund	17,371,384	1,673,935	(99,814)	1,574,121
Sterling Capital Strategic Allocation Balanced Fund	34,588,239	4,091,322	(196,306)	3,895,016
Sterling Capital Strategic Allocation Growth Fund	23,707,133	3,456,745	(230,819)	3,225,926

9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

Sterling Capital entered into a new subadvisory agreement, dated August 5, 2014 with Emancipation Capital pursuant to which Sterling Capital engaged Emancipation Capital, with the approval of the Trust’s Board of Trustees, to serve as a subadvisor to the Sterling Capital Long/Short Equity Fund beginning on October 9, 2014. The sub-advisory agreement between Sterling Capital and Sanborn Kilcollin Partners, LLC terminated in October 2014.

On November 19, 2014, the Board of Trustees approved a change in the name of the Sterling Capital Large Cap Value Diversified Fund to the Sterling Capital Behavioral Large Cap Value Equity Fund, effective on February 1, 2015. The Board of Trustees also approved a change in the name of the Sterling Capital Small Cap Value Diversified Fund to the Sterling Capital Behavioral Small Cap Value Equity Fund, effective on February 1, 2015.

Thomas W. Lambeth, who currently serves as Chair of the Board of Trustees, will retire from the Board of Trustees effective on December 31, 2014. Drew Kagan will replace Mr. Lambeth as Chair of the Board of Trustees.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities of the Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund (formerly Sterling Capital Short-Term Bond Fund), Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund, (twenty of the twenty-one funds constituting Sterling Capital Funds (the “Funds”)), including the schedules of portfolio investments, as of September 30, 2014, and the related statements of operations for each of the years or periods in the two-year period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the Sterling Capital Long/Short Equity Fund (one of the twenty-one funds constituting Sterling Capital Funds), including the schedule of portfolio investments, as of September 30, 2014, and the related statement of operations, the statement of changes in net assets, the statement of cash flows, and the financial highlights for the period December 13, 2013 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, prime broker, transfer agent of the underlying fund, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Sterling Capital Funds as of September 30, 2014, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described above in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 21, 2014

Sterling Capital Funds

September 30, 2014

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2014, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income
Sterling Capital Large Cap Value Diversified Fund	$—	100.00%	100.00%	$—	—
Sterling Capital Mid Value Fund	38,657,111	86.39%	82.51%	—	—
Sterling Capital Small Cap Value Diversified Fund	10,213,996	21.63%	20.88%	—	—
Sterling Capital Special Opportunities Fund	86,313,447	71.48%	66.50%	—	—
Sterling Capital Equity Income Fund	63,034,772	100.00%	100.00%	—	—
Sterling Capital Short Duration Bond Fund	—	0.34%	0.02%	—	0.20%
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	16.61%
Sterling Capital Total Return Bond Fund	—	1.10%	0.73%	—	0.62%
Sterling Capital Corporate Fund	814,356	1.59%	—	—	0.76%
Sterling Capital Securitized Opportunities Fund	—	—	—	—	2.24%
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	—	—	439,323	—
Sterling Capital Maryland Intermediate Tax-Free Fund	—	—	—	763,506	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	5,036,521	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	1,469,858	—
Sterling Capital Virginia Intermediate Tax-Free Fund	—	—	—	2,744,709	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	—	—	2,425,001	—
Sterling Capital Strategic Allocation Conservative Fund	—	22.22%	21.64%	—	0.51%
Sterling Capital Strategic Allocation Balanced Fund	—	42.22%	41.70%	—	0.41%
Sterling Capital Strategic Allocation Growth Fund	—	68.36%	67.75%	—	0.29%

Sterling Capital Funds

September 30, 2014

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	24	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	24	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	24	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	24	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	24	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	24	Director, Sterling Capital Management LLC

Alan G. Priest*** Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	24	None

*	The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

***	Mr. Priest is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds in the Sterling Capital Funds Complex during the past two fiscal years.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Kenneth R. Cotner Birthdate: 02/59	Treasurer	Indefinite, 12/12 — Present	From 2001 to present, Chief Operating Officer, from 2013 to 2014, Chief Compliance Officer, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Salvatore Faia Birthdate: 12/62	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 09/13 — Present	From 2004 to present, President and Founder of Vigilant Compliance Services; Director of Energy and Income Partnership since 2005

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

STERLING
CAPITAL FUNDS

SC Funds
09/14

©2014 Sterling Capital Funds

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $410,405 for 2014 and $373,350 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $2,500 for 2013. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $76,000 for 2014 and $92,980 for 2013. Fees for both 2014 and 2013 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,854,000 for 2014 and $2,019,487 for 2013.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	11/25/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	11/25/14

By (Signature and Title)	/s/ Kenneth R. Cotner
Kenneth R. Cotner, Treasurer
(principal financial officer)

Date	11/25/14